                                                                    EXHIBIT 10.2

                                                                [Execution Copy]


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                            SCS TRANSPORTATION, INC.


                                  $125,000,000


                                  SENIOR NOTES


                             MASTER SHELF AGREEMENT


                         DATED AS OF SEPTEMBER 20, 2002





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This Agreement contains
confidentiality provisions
(paragraph 11S)

                                TABLE OF CONTENTS

                             (Not Part of Agreement)

                                                                                                               PAGE
                                                                                                               ----

1.      AUTHORIZATION OF ISSUE OF NOTES...........................................................................1

2.      PURCHASE AND SALE OF NOTES................................................................................2

    2A.      FACILITY.............................................................................................2
    2B.      ISSUANCE PERIOD......................................................................................2
    2C.      PERIODIC SPREAD INFORMATION..........................................................................2
    2D.      REQUEST FOR PURCHASE.................................................................................3
    2E.      RATE QUOTES..........................................................................................3
    2F.      ACCEPTANCE...........................................................................................3
    2G.      MARKET DISRUPTION....................................................................................4
    2H.      CLOSING..............................................................................................4
     2H(1).    SERIES A CLOSING...................................................................................4
     2H(2).    SUBSEQUENT CLOSINGS................................................................................5
     2H(3).    RESCHEDULED CLOSINGS...............................................................................5
    2I.      FEES.................................................................................................6
     2I(1).    STRUCTURING FEE....................................................................................6
     2I(2).    ISSUANCE FEE.......................................................................................6
     2I(3).    DELAYED DELIVERY FEE...............................................................................6
     2I(4).    CANCELLATION FEE...................................................................................6

3.      CONDITIONS OF CLOSING.....................................................................................7

    3A.      CERTAIN DOCUMENTS....................................................................................7
    3B.      REPRESENTATIONS AND WARRANTIES; NO DEFAULT...........................................................9
    3C.      PURCHASE PERMITTED BY APPLICABLE LAWS................................................................9
    3D.      LEGAL MATTERS........................................................................................9
    3E.      PAYMENT OF FEES.....................................................................................10
    3F.      PROCEEDINGS.........................................................................................10
    3G.      PRIVATE PLACEMENT NUMBERS...........................................................................10
    3H.      RELATED PROCEEDINGS.................................................................................10

4.      PREPAYMENTS..............................................................................................10

    4A.      REQUIRED PREPAYMENTS................................................................................10
    4B.      OPTIONAL PREPAYMENT WITH YIELD-MAINTENANCE AMOUNT...................................................10
    4C.      NOTICE OF OPTIONAL PREPAYMENT.......................................................................11
    4D.      APPLICATION OF PREPAYMENTS..........................................................................11
    4E.      RETIREMENT OF NOTES.................................................................................11

5.      AFFIRMATIVE COVENANTS....................................................................................11

    5A.      FINANCIAL STATEMENTS; NOTICE OF DEFAULTS............................................................11


    5B.      INFORMATION REQUIRED BY RULE 144A...................................................................13
    5C.      INSPECTION OF PROPERTY..............................................................................13
    5D.      COVENANT TO SECURE NOTES EQUALLY....................................................................14
    5E.      COMPLIANCE WITH LAWS................................................................................14
    5F.      INSURANCE...........................................................................................14
    5G.      MAINTENANCE OF EXISTENCE............................................................................14
    5H.      MAINTENANCE OF PROPERTY.............................................................................14
    5I.      PAYMENT OF TAXES....................................................................................15
    5J.      PARITY WITH OTHER INDEBTEDNESS......................................................................15
    5K.      ERISA...............................................................................................15
    5L.      ENVIRONMENTAL COVENANTS.............................................................................16
    5M.      MOST FAVORED LENDER STATUS..........................................................................17
    5N.      COVENANT REGARDING SUBSIDIARY GUARANTY..............................................................17

6.      NEGATIVE COVENANTS.......................................................................................17

    6A.      FINANCIAL COVENANTS.................................................................................17
     6A(1).    TOTAL INDEBTEDNESS TO EBITDAR RATIO...............................................................17
     6A(2).    ADJUSTED TOTAL INDEBTEDNESS TO EBITDAR RATIO......................................................17
     6A(3).    INTEREST COVERAGE.................................................................................18
     6A(4).    TANGIBLE NET WORTH................................................................................18
    6B.      DIVIDENDS...........................................................................................18
    6C.      LIENS, INDEBTEDNESS, AND OTHER RESTRICTIONS.........................................................18
     6C(1).    LIENS.............................................................................................18
     6C(2).    DEBT..............................................................................................19
     6C(3).    LOANS, ADVANCES AND INVESTMENTS...................................................................20
     6C(4).    SALE OF STOCK AND INDEBTEDNESS OF SUBSIDIARIES....................................................21
     6C(5).    MERGER AND CONSOLIDATION..........................................................................21
     6C(6).    TRANSFER OF ASSETS................................................................................22
     6C(7).    SALE AND LEASE-BACK...............................................................................22
     6C(8).    SALE OR DISCOUNT OF RECEIVABLES...................................................................22
     6C(9).  RELATED PARTY TRANSACTIONS..........................................................................22
    6D.      ISSUANCE OF STOCK BY SUBSIDIARIES...................................................................23
    6E.      SUBSIDIARY RESTRICTIONS.............................................................................23
    6F.      CHANGE OF BUSINESS..................................................................................23
    6G.      BORROWING BASE......................................................................................23
    6H.      ACQUISITIONS........................................................................................23

7.      EVENTS OF DEFAULT........................................................................................24

    7A.      ACCELERATION........................................................................................24
    7B.      RESCISSION OF ACCELERATION..........................................................................27
    7C.      NOTICE OF ACCELERATION OR RESCISSION................................................................27
    7D.      OTHER REMEDIES......................................................................................28

8.      REPRESENTATIONS, COVENANTS AND WARRANTIES................................................................28

    8A.      ORGANIZATION........................................................................................28
    8B.      FINANCIAL STATEMENTS................................................................................28

    8C.      ACTIONS PENDING.....................................................................................29
    8D.      OUTSTANDING INDEBTEDNESS............................................................................29
    8E.      TITLE TO PROPERTIES.................................................................................29
    8F.      TAXES...............................................................................................29
    8G.      CONFLICTING AGREEMENTS AND OTHER MATTERS............................................................30
    8H.      OFFERING OF NOTES...................................................................................30
    8I.      USE OF PROCEEDS.....................................................................................30
    8J.      ERISA...............................................................................................31
    8K.      GOVERNMENTAL CONSENT................................................................................31
    8L.      ENVIRONMENTAL COMPLIANCE............................................................................31
    8M.      UTILITY COMPANY STATUS..............................................................................31
    8N.      INVESTMENT COMPANY STATUS...........................................................................32
    8O.      RULE 144A...........................................................................................32
    8P.      DISCLOSURE..........................................................................................32
    8Q.      DELIVERY OF CREDIT AGREEMENT........................................................................32
    8R.      HOSTILE TENDER OFFERS...............................................................................32
    8S.      INTERSTATE COMMERCE ACT.............................................................................32

9.      REPRESENTATIONS OF THE PURCHASERS........................................................................32

    9A.      NATURE OF PURCHASE..................................................................................32
    9B.      SOURCE OF FUNDS.....................................................................................32

10.     DEFINITIONS; ACCOUNTING MATTERS..........................................................................34

    10A.     YIELD-MAINTENANCE TERMS.............................................................................34
    10B.     OTHER TERMS.........................................................................................36
    10C.     ACCOUNTING PRINCIPLES, TERMS AND DETERMINATIONS.....................................................47

11.     MISCELLANEOUS............................................................................................48

    11A.     NOTE PAYMENTS.......................................................................................48
    11B.     EXPENSES............................................................................................48
    11C.     CONSENT TO AMENDMENTS...............................................................................49
    11D.     FORM, REGISTRATION, TRANSFER AND EXCHANGE OF NOTES; LOST NOTES......................................50
    11E.     PERSONS DEEMED OWNERS; PARTICIPATIONS...............................................................51
    11F.     SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT........................................51
    11G.     SUCCESSORS AND ASSIGNS..............................................................................51
    11H.     INDEPENDENCE OF COVENANTS...........................................................................51
    11I.     NOTICES.............................................................................................51
    11J.     PAYMENTS DUE ON NON-BUSINESS DAYS...................................................................52
    11K.     SEVERABILITY........................................................................................52
    11L.     DESCRIPTIVE HEADINGS................................................................................52
    11M.     SATISFACTION REQUIREMENT............................................................................52
    11N.     GOVERNING LAW.......................................................................................53
    11O.     SEVERALTY OF OBLIGATIONS............................................................................53
    11P.     COUNTERPARTS........................................................................................53

    11Q.     BINDING AGREEMENT...................................................................................53
    11R.     WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION.......................................................54
    11S.     CONFIDENTIAL INFORMATION............................................................................55

PURCHASER SCHEDULE

SCHEDULE 6C(1) -- EXISTING LIENS

SCHEDULE 6C(3) -- EXISTING INVESTMENTS

SCHEDULE 8G -- LIST OF AGREEMENTS RESTRICTING INDEBTEDNESS

EXHIBIT A-1 -- FORM OF NOTE

EXHIBIT A-2 -- FORM OF SERIES A NOTE

EXHIBIT B -- FORM OF REQUEST FOR PURCHASE

EXHIBIT C -- FORM OF CONFIRMATION OF ACCEPTANCE

EXHIBIT D -- FORM OF OPINION OF COMPANY'S COUNSEL

EXHIBIT E -- FORM OF WRITTEN FUNDING INSTRUCTIONS

EXHIBIT F -- FORM OF SUBSIDIARY GUARANTY AGREEMENT

EXHIBIT G -- FORM OF SHARING AGREEMENT

EXHIBIT H -- FORM OF COMPLIANCE CERTIFICATE

                            SCS TRANSPORTATION, INC.
                                 ONE MAIN PLAZA
                                4435 MAIN STREET
                              KANSAS CITY, MO 64111



                                                        As of September 20, 2002



To:   Prudential Investment Management, Inc.
        ("PRUDENTIAL")
      The Prudential Insurance Company of America ("PICA")
      Pruco Life Insurance Company
      Reliastar Life Insurance Company
      Southland Life Insurance Company
      Each Prudential Affiliate (as hereinafter defined) which becomes bound by certain provisions of this Agreement as hereinafter provided (together with PICA, the "PURCHASERS")
      c/o Prudential Capital Group
      Gateway Center Four
      100 Mulberry Street
      Newark, NJ 07102-4069

Ladies and Gentlemen:

                  The undersigned, SCS Transportation, Inc. (the "COMPANY"), hereby agrees with you as follows:

                  1. AUTHORIZATION OF ISSUE OF NOTES. The Company will authorize the issue of its senior promissory notes (the "NOTES") in the aggregate principal amount of $125,000,000, to be dated the date of issue thereof; to mature, in the case of each Note so issued, no more than 12 years after the date of original issuance thereof; to have an average life, in the case of each Note so issued, of no more than eight years after the date of original issuance thereof; to bear interest on the unpaid balance thereof from the date thereof at the rate per annum, and to have such other particular terms, as shall be set forth, in the case of each Note so issued, in the Confirmation of Acceptance with respect to such Note delivered pursuant to paragraph 2F; and to be substantially in the form of Exhibit A-1 attached hereto. The term "NOTES" as used herein shall include each Note delivered pursuant to any provision of this Agreement and each Note delivered in substitution or exchange for any such Note pursuant to any such provision. Notes which have (i) the same final maturity,
(ii) the same principal
prepayment dates, (iii) the same principal prepayment amounts (as a percentage of the original principal amount of each Note), (iv) the same interest rate, (v) the same interest payment periods, and (vi) the same original date of issuance are herein called a "SERIES" of Notes. Capitalized terms used herein have the meanings specified in paragraph 10.

                  2.  PURCHASE AND SALE OF NOTES.

                  2A. FACILITY. Prudential is willing to consider, in its sole discretion and within limits which may be authorized for purchase by the Purchasers from time to time, the purchase of Notes pursuant to this Agreement. The willingness of Prudential to consider such purchase of Notes is herein called the "FACILITY". At any time, the aggregate principal amount of Notes stated in paragraph 1, minus the aggregate principal amount of Notes purchased and sold pursuant to this Agreement prior to such time, minus the aggregate principal amount of Accepted Notes (as hereinafter defined) which have not yet been purchased and sold hereunder prior to such time is herein called the "AVAILABLE FACILITY AMOUNT" at such time. NOTWITHSTANDING THE WILLINGNESS OF PRUDENTIAL TO CONSIDER PURCHASES OF NOTES BY PRUDENTIAL AFFILIATES, THIS AGREEMENT IS ENTERED INTO ON THE EXPRESS UNDERSTANDING THAT NEITHER PRUDENTIAL NOR ANY PRUDENTIAL AFFILIATE SHALL BE OBLIGATED TO MAKE OR ACCEPT OFFERS TO PURCHASE NOTES, OR TO QUOTE RATES, SPREADS OR OTHER TERMS WITH RESPECT TO SPECIFIC PURCHASES OF NOTES, AND THE FACILITY SHALL IN NO WAY BE CONSTRUED AS A COMMITMENT BY PRUDENTIAL OR ANY PRUDENTIAL AFFILIATE.

                  2B. ISSUANCE PERIOD. Notes may be issued and sold pursuant to this Agreement until the earlier of (i) the third anniversary of the date of this Agreement (or if any such anniversary is not a Business Day, the Business Day next preceding such anniversary) and (ii) the thirtieth day after Prudential shall have given to the Company, or the Company shall have given to Prudential, written notice stating that it elects to terminate the issuance and sale of Notes pursuant to this Agreement (or if such thirtieth day is not a Business Day, the Business Day next preceding such thirtieth day). The period during which Notes may be issued and sold pursuant to this Agreement is herein called the "ISSUANCE PERIOD."

                  2C. PERIODIC SPREAD INFORMATION. Provided no Default or Event of Default exists, not later than 9:30 A.M. (New York City local time) on a Business Day during the Issuance Period if there is an Available Facility Amount on such Business Day, the Company may request by telecopier or telephone, and Prudential will, to the extent reasonably practicable, provide to the Company on such Business Day (or, if such request is received after 9:30 A.M. (New York City local time) on such Business Day, on the following Business Day), information (by telecopier or telephone) with respect to various spreads at which Prudential Affiliates might be interested in purchasing Notes of different average lives; provided, however, that the Company may not make such requests more frequently than once in every five Business Days or such other period as shall be mutually agreed to by the Company and

Prudential. The amount and content of information so provided shall be in the sole discretion of Prudential but it is the intent of Prudential to provide information which will be of use to the Company in determining whether to initiate procedures for use of the Facility. Information so provided shall not constitute an offer to purchase Notes, and neither Prudential nor any Prudential Affiliate shall be obligated to purchase Notes at the spreads specified. Information so provided shall be representative of potential interest only for the period commencing on the day such information is provided and ending on the earlier of the fifth Business Day after such day and the first day after such day on which further spread information is provided. Prudential may suspend or terminate providing information pursuant to this paragraph 2C for any reason, including its determination that the credit quality of the Company has declined since the date of this Agreement.

                  2D. REQUEST FOR PURCHASE. The Company may from time to time during the Issuance Period make requests for purchases of Notes (each such request being a "REQUEST FOR PURCHASE"). Each Request for Purchase shall be made to Prudential by telecopier or overnight delivery service, and shall (i) specify the aggregate principal amount of Notes covered thereby, which shall not be less than $5,000,000 and not be greater than the Available Facility Amount at the time such Request for Purchase is made, (ii) specify the principal amounts, final maturities, principal prepayment dates and amounts and interest payment periods (quarterly or semi-annual in arrears) of the Notes covered thereby,
(iii) specify the use of proceeds of such Notes, (iv) specify the proposed day for the closing of the purchase and sale of such Notes, which shall be a Business Day during the Issuance Period not less than 10 days and not more than 25 days after the making of such Request for Purchase, (v) specify the number of the account and the name and address of the depository institution to which the purchase prices of such Notes are to be transferred on the Closing Day for such purchase and sale, (vi) certify that the representations and warranties contained in paragraph 8 are true on and as of the date of such Request for Purchase and that there exists on the date of such Request for Purchase no Event of Default or Default, (vii) specify the Designated Spread for such Notes and
(viii) be substantially in the form of Exhibit B attached hereto. Each Request for Purchase shall be in writing and shall be deemed made when received by Prudential.

                  2E. RATE QUOTES. Not later than five Business Days after the Company shall have given Prudential a Request for Purchase pursuant to paragraph 2D, Prudential may, but shall be under no obligation to, provide to the Company by telephone or telecopier, in each case between 9:30 A.M. and 1:30 P.M. New York City local time (or such later time as Prudential may elect) interest rate quotes for the several principal amounts, maturities, principal prepayment schedules, and interest payment periods of Notes specified in such Request for Purchase. Each quote shall represent the interest rate per annum payable on the outstanding principal balance of such Notes, at which a Prudential Affiliate would be willing to purchase such Notes at 100% of the principal amount thereof.

                  2F. ACCEPTANCE. Within 30 minutes after Prudential shall have provided any interest rate quotes pursuant to paragraph 2E or such shorter period as Prudential may specify to the Company (such period being the "ACCEPTANCE WINDOW"), the Company may, subject to paragraph 2G, elect to accept such interest rate quotes as to not less than $5,000,000 aggregate principal amount of the Notes specified in the related Request for Purchase. Such election shall be made by an Authorized Officer of the Company notifying Prudential by telephone or telecopier within the Acceptance Window that the Company elects to accept such interest rate quotes, specifying the Notes (each such Note being an "ACCEPTED NOTE") as to which such acceptance (an "ACCEPTANCE") relates. The day the Company notifies an Acceptance with respect to any Accepted Notes is herein called the "ACCEPTANCE DAY" for such Accepted Notes. Any interest rate quotes as to which Prudential does not receive an Acceptance within the Acceptance Window shall expire, and no purchase or sale of Notes hereunder shall be made based on such expired interest rate quotes. Subject to paragraph 2G and the other terms and conditions hereof, the Company agrees to sell to a Prudential Affiliate, and Prudential agrees to cause the purchase by a Prudential Affiliate of, the Accepted Notes at 100% of the principal amount of such Notes. As soon as practicable following the Acceptance Day, the Company, Prudential and each Prudential Affiliate which is to purchase any such Accepted Notes will execute a confirmation of such Acceptance substantially in the form of Exhibit C attached hereto (a "CONFIRMATION OF ACCEPTANCE"). If the Company should fail to execute and return to Prudential within two Business Days following receipt thereof a Confirmation of Acceptance with respect to any Accepted Notes, Prudential may at its election at any time prior to its receipt thereof cancel the closing with respect to such Accepted Notes by so notifying the Company in writing.

                  2G. MARKET DISRUPTION. Notwithstanding the provisions of paragraph 2F, if Prudential shall have provided interest rate quotes pursuant to paragraph 2E and thereafter prior to the time an Acceptance with respect to such quotes shall have been notified to Prudential in accordance with paragraph 2F the domestic market for U.S. Treasury securities or derivatives shall have closed or there shall have occurred a general suspension, material limitation, or significant disruption of trading in securities generally on the New York Stock Exchange or in the domestic market for U.S. Treasury securities or derivatives, then such interest rate quotes shall expire, and no purchase or sale of Notes hereunder shall be made based on such expired interest rate quotes. If the Company thereafter notifies Prudential of the Acceptance of any such interest rate quotes, such Acceptance shall be ineffective for all purposes of this Agreement, and Prudential shall promptly notify the Company that the provisions of this paragraph 2G are applicable with respect to such Acceptance.

                  2H.    CLOSING.

                  2H(1). SERIES A CLOSING. The Company hereby agrees to sell to the Purchasers and, subject to the terms and conditions herein set forth, each Purchaser agrees to purchase from the Company under the Facility 7.38% Senior Notes, Series A, due December 31, 2013 (the "SERIES A NOTES") in the aggregate principal amount set forth opposite its name on the Purchaser Schedule attached hereto at 100% of such aggregate principal amount. The Series A Notes shall be substantially in the form of Exhibit A-2 attached hereto. The Company will deliver to Prudential, at the offices of Prudential Capital Group at 2200 Ross Avenue, Suite 4200E, Dallas, Texas 75201, one or more Notes registered in the name of the Purchasers, evidencing the aggregate principal amount of Series A Notes to be purchased by the Purchasers and in the denomination or denominations specified in the Purchaser Schedule attached hereto against payment of the purchase price thereof by transfer of immediately available funds to the credit of the Company's account #209908769 at Bank of Oklahoma, N.A., Tulsa, Oklahoma (ABA No. 103-900-036) on the date of closing, which shall be September 30, 2002, or any other date upon which the Company and Prudential may mutually agree in writing (the "SERIES A CLOSING").

                  2H(2). SUBSEQUENT CLOSINGS. Not later than 11:30 A.M. (New York City local time) on the Closing Day for any Accepted Notes, the Company will deliver to each Purchaser listed in the Confirmation of Acceptance relating thereto at the offices of Prudential Capital Group, 2200 Ross Avenue, Suite 4200E, Dallas, Texas 75201, the Accepted Notes to be purchased by such Purchaser in the form of one or more Notes in authorized denominations as such Purchaser may request for each Series of Accepted Notes to be purchased on the Closing Day, dated the Closing Day and registered in such Purchaser's name (or in the name of its nominee), against payment of the purchase price thereof by transfer of immediately available funds for credit to the Company's account specified in the Request for Purchase of such Notes.

                  2H(3). RESCHEDULED CLOSINGS. If the Company fails to tender to any Purchaser the Accepted Notes to be purchased by such Purchaser on the scheduled Closing Day for such Accepted Notes as provided above in this paragraph 2H, or any of the conditions specified in paragraph 3 shall not have been fulfilled by the time required on such scheduled Closing Day, the Company shall, prior to 1:00 P.M., New York City local time, on such scheduled Closing Day notify Prudential (which notification shall be deemed received by each Purchaser) in writing whether (x) such closing is to be rescheduled (such rescheduled date to be a Business Day during the Issuance Period not less than one Business Day and not more than 30 Business Days after such scheduled Closing Day (the "RESCHEDULED CLOSING DAY") and certify to Prudential (which certification shall be for the benefit of each Purchaser) that the Company reasonably believes that it will be able to comply with the conditions set forth in paragraph 3 on such Rescheduled Closing Day and that the Company will pay the Delayed Delivery Fee in accordance with paragraph 2I(3) or (y) such closing is to be canceled as provided in paragraph 2I(4). In the event that the Company shall fail to give such notice referred to in the preceding sentence, Prudential (on behalf of each Purchaser) may at its election, at any time after 1:00 P.M., New York City local time, on such scheduled Closing Day, notify the Company in writing that such closing is to be canceled as provided in paragraph 2I(4). Notwithstanding anything to the contrary appearing in this Agreement, the Company may elect to reschedule a closing with respect to any given Accepted Notes on not more than one occasion, unless Prudential shall have otherwise consented in writing.

                  2I.    FEES.

                  2I(1). STRUCTURING FEE. In consideration for the time, effort and expense involved in the preparation, negotiation and execution of this Agreement, the Company has agreed to pay to Prudential a Structuring Fee of $100,000 (the "STRUCTURING FEE"), of which the Company paid $35,000 on July 24, 2002. At the time of the execution and delivery of this Agreement by the Company and Prudential, the Company will pay to Prudential in immediately available funds the $65,000 balance of the Structuring Fee.

                  2I(2). ISSUANCE FEE. The Company will pay to each Purchaser in immediately available funds a fee (the "ISSUANCE FEE") on each Closing Day (other than the Closing Day for the Series A Notes) in an amount equal to 0.125% of the aggregate principal amount of Notes sold on such Closing Day.

                  2I(3). DELAYED DELIVERY FEE. If the closing of the purchase and sale of any Accepted Note is delayed for any reason beyond the original Closing Day for such Accepted Note (other than if the Company has satisfied all the conditions in paragraph 3 on or before such Closing Day and the Purchasers fail to purchase such Accepted Notes), the Company will pay to each Purchaser which has executed an Acceptance for such Accepted Notes on the Cancellation Date or actual closing date of such purchase and sale a fee (the "DELAYED DELIVERY Fee") calculated as follows:

                           (BEY - MMY) X DTS/360 X PA

where "BEY" means Bond Equivalent Yield, i.e., the bond equivalent yield per annum of such Accepted Note, "MMY" means Money Market Yield, i.e., the yield per annum on a commercial paper investment of the highest quality selected by Prudential on the date Prudential receives notice of the delay in the closing for such Accepted Note having a maturity date or dates the same as, or closest to, the Rescheduled Closing Day or Rescheduled Closing Days (a new alternative investment being selected by Prudential each time such closing is delayed); "DTS" means Days to Settlement, i.e., the number of actual days elapsed from and including the original Closing Day with respect to such Accepted Note to but excluding the date of such payment; and "PA" means Principal Amount, i.e., the principal amount of the Accepted Note for which such calculation is being made. In no case shall the Delayed Delivery Fee be less than zero. Nothing contained herein shall obligate any Purchaser to purchase any Accepted Note on any day other than the Closing Day for such Accepted Note, as the same may be rescheduled from time to time in compliance with paragraph 2H.

                  2I(4). CANCELLATION FEE. If the Company at any time notifies Prudential in writing that the Company is canceling the closing of the purchase and sale of any Accepted Note, or if Prudential notifies the Company in writing under the circumstances set forth in the penultimate sentence of paragraph 2H(3) that the closing of the purchase and sale of such Accepted

Note is to be canceled, or if the closing of the purchase and sale of such Accepted Note is not consummated on or prior to the last day of the Issuance Period (the date of any such notification, or the last day of the Issuance Period, as the case may be, being the "CANCELLATION DATE"), the Company will pay the Purchasers in immediately available funds an amount (the "CANCELLATION FEE") calculated as follows:

                                     PI X PA

where "PI" means Price Increase, i.e., the quotient (expressed in decimals) obtained by dividing (a) the excess of the ask price of the Hedge Treasury Note(s) (as determined by Prudential) on the Cancellation Date over the bid price of the Hedge Treasury Notes(s) (as determined by Prudential) on the Acceptance Day for such Accepted Note by (b) such bid price; and "PA" has the meaning specified in paragraph 2I(3). The foregoing bid and ask prices shall be as reported by Telerate Systems, Inc. (or, if such data for any reason ceases to be available through Telerate Systems, Inc., any publicly available source of similar market data). Each price shall be rounded to the second decimal place. In no case shall the Cancellation Fee be less than zero.

                  3. CONDITIONS OF CLOSING. The obligation of any Purchaser to purchase and pay for any Notes is subject to the satisfaction, on or before the Closing Day for such Notes, of the following conditions:

                  3A. CERTAIN DOCUMENTS. Such Purchaser shall have received the following, each dated the date of the applicable Closing Day:

                  (i)  The Note(s) to be purchased by such Purchaser.

                  (ii) Certified copies of the resolutions of the Board of Directors of the Company authorizing the execution and delivery of this Agreement and the issuance of the Notes, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement and the Notes (provided, that for any Closing Day occurring after the Series A Closing, the Company may certify that there has been no change to any applicable authorization or approval since the date on which it was most recently delivered to such Purchaser under this clause (ii) as an alternative to the further delivery thereof).

                  (iii) A certificate of the Secretary or an Assistant Secretary and one other officer of the Company certifying the names and true signatures of the officers of the Company authorized to sign this Agreement and the Notes and the other documents to be delivered hereunder (provided, that for any Closing Day occurring after the Series A Closing, the Secretary or an Assistant Secretary and one other officer of the Company may certify that there has been no change to the officers of the Company authorized to sign Notes and other documents to be delivered therewith since the date on which a certificate setting forth the names and true signatures of such officers, as described above, was most recently delivered to such Purchaser under this paragraph 3A(iii), as an alternative to the further delivery thereof).

                  (iv) Certified copies of the Certificate of Incorporation and By-laws of the Company (provided, that for any Closing Day occurring after the Series A Closing, the Company may certify that there has been no change to any applicable constitutive document since the date on which it was most recently delivered to such Purchaser under this paragraph 3A(iv), as an alternative to the further delivery thereof).

                  (v) A favorable opinion of Bryan Cave LLP, special counsel to the Company, (or such other counsel designated by the Company and acceptable to the Purchaser(s)) satisfactory to such Purchaser and substantially in the form of Exhibit D attached hereto and as to such other matters as such Purchaser may reasonably request. The Company hereby directs each such counsel to deliver such opinion, agrees that the issuance and sale of any Accepted Notes will constitute a reconfirmation of such direction, and understands and agrees that each Purchaser receiving such an opinion will and is hereby authorized to rely on such opinion.

                  (vi) A good standing certificate for the Company from the Secretary of State of Delaware dated of a recent date and such other evidence of the status of the Company as such Purchaser may reasonably request.

                  (vii) The Subsidiary Guaranty Agreement, duly executed and delivered by each of the Subsidiary Guarantors.

                  (viii) Certified copies of the resolutions of the Board of Directors of each Subsidiary Guarantor authorizing the execution and delivery of the Subsidiary Guaranty Agreement, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the Subsidiary Guaranty Agreement.

                  (ix) A certificate of the Secretary or an Assistant Secretary and one other officer of each Subsidiary Guarantor certifying the names and true signatures of the officers of such Subsidiary Guarantor authorized to sign the Subsidiary Guaranty Agreement and the other documents to be delivered thereunder.

                  (x) Certified copies of the Certificate of Incorporation and By-laws of each Subsidiary Guarantor.

                  (xi) A good standing certificate for each Subsidiary Guarantor from its state of incorporation dated of a recent date and such other evidence of the status of such Subsidiary Guarantor as such Purchaser may reasonably request.

                  (xii) The Sharing Agreement duly executed by each party thereto.

                  (xiii) Solely with respect to the Series A Closing, certified copies of Requests for Information or Copies (Form UCC-11) or equivalent reports listing all effective financing statements which name the Company or any Subsidiary (under its present name and previous names) as debtor and which are filed in the offices of the Secretaries of State of Delaware, New Jersey, Missouri, Georgia and Louisiana together with copies of such financing statements.

                  (xiv) Additional documents or certificates with respect to legal matters or corporate or other proceedings related to the transactions contemplated hereby as may be reasonably requested by such Purchaser.

                  (xv) Written instructions of the Company in the form of Exhibit E attached hereto.

                  (xvi) Full and final written releases, in form and content acceptable to the Purchasers, of the guarantees given by Subsidiary Guarantors under the terms of the Revolving Credit Agreement dated April 5, 2001, between Yellow Corporation, a Delaware corporation, certain lenders thereunder, and Bank One, NA, as Agent.

                  3B. REPRESENTATIONS AND WARRANTIES; NO DEFAULT. The representations and warranties contained in paragraph 8 shall be true on and as of such Closing Day, except to the extent of changes caused by the transactions herein contemplated; there shall exist on such Closing Day no Event of Default or Default; and the Company shall have delivered to such Purchaser an Officer's Certificate, dated such Closing Day, to both such effects.

                  3C. PURCHASE PERMITTED BY APPLICABLE LAWS. The purchase of and payment for the Notes to be purchased by such Purchaser on the terms and conditions herein provided (including the use of the proceeds of such Notes by the Company) shall not violate any applicable law or governmental regulation (including, without limitation, Section 5 of the Securities Act or Regulation T, U or X of the Board of Governors of the Federal Reserve System) and shall not subject such Purchaser to any tax, penalty, liability or other onerous condition under or pursuant to any applicable law or governmental regulation, and such Purchaser shall have received such certificates or other evidence as it may request to establish compliance with this condition.

                  3D. LEGAL MATTERS. Counsel for such Purchaser, including any special counsel for the Purchasers retained in connection with the purchase and sale of such Accepted Notes, shall be satisfied as to all legal matters relating to such purchase and sale, and such Purchaser shall have received from such counsel favorable opinions as to such legal matters as it may request.

                  3E. PAYMENT OF FEES. The Company shall have paid to the Purchasers and Prudential any fees due them pursuant to or in connection with this Agreement, including any Structuring Fee due pursuant to paragraph 2I(1), any Issuance Fee due pursuant to paragraph 2I(2) and any Delayed Delivery Fee due pursuant to paragraph 2I(3).

                  3F. PROCEEDINGS. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in substance and form to such Purchaser, and it shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.

                  3G. PRIVATE PLACEMENT NUMBERS. Private Placement numbers issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Notes.

                  3H. RELATED PROCEEDINGS. Solely with respect to the Series A Closing, the Credit Agreement shall be satisfactory in substance and form to such Purchaser and shall be in full force and effect, and such Purchaser shall have received a true, correct and complete copy thereof. In addition, such Purchaser shall have received satisfactory evidence that the transactions contemplated by the Credit Agreement have been consummated prior to or concurrently with the Series A Closing, pursuant to and in accordance with the terms and conditions of the Credit Agreement.

                  4. PREPAYMENTS. The Notes shall be subject to prepayment with respect to any required prepayments set forth in such Notes as provided in paragraph 4A and with respect to the optional prepayments permitted by paragraph 4B.

                  4A. REQUIRED PREPAYMENTS. The Notes of each Series shall be subject to required prepayments, if any, set forth in the Notes of such Series.

                  4B. OPTIONAL PREPAYMENT WITH YIELD-MAINTENANCE AMOUNT. The Notes shall be subject to prepayment, in whole at any time or from time to time in part (in integral multiples of $100,000 and in a minimum amount of $1,000,000), at the option of the Company, at 100% of the principal amount so prepaid plus interest thereon to the prepayment date and the Yield-Maintenance Amount, if any, with respect to each such Note. Any partial prepayment of Notes pursuant to this paragraph 4B shall be applied in satisfaction of required payments of principal of the Notes in inverse order of their scheduled due dates unless the holders of the Notes and the Company agree to some other allocation of a prepayment, and paragraph 4A hereof and the Notes are amended to proportionately reduce the scheduled prepayments set forth in the Notes in a manner agreed to by the Company and the holders of the Notes.

                  4C. NOTICE OF OPTIONAL PREPAYMENT. The Company shall give the holder of each Note to be prepaid pursuant to paragraph 4B irrevocable written notice of such prepayment not less than 10 Business Days prior to the prepayment date, specifying such prepayment date, specifying the aggregate principal amount of the Notes to be prepaid on such date, identifying each Note held by such holder, and the principal amount of each such Note, to be prepaid on such date and stating that such prepayment is to be made pursuant to paragraph 4B. Notice of prepayment having been given as aforesaid, the principal amount of the Notes specified in such notice, together with interest thereon to the prepayment date and together with the Yield-Maintenance Amount, if any, herein provided, shall become due and payable on such prepayment date. The Company shall, on or before the day on which it gives written notice of any prepayment pursuant to paragraph 4B, give telephonic notice of the principal amount of the Notes to be prepaid and the prepayment date to each Significant Holder which shall have designated a recipient for such notices in the Purchaser Schedule attached hereto or by notice in writing to the Company.

                  4D. APPLICATION OF PREPAYMENTS. Upon any partial prepayment of the Notes of any Series pursuant to paragraph 4A, the amount so prepaid shall be allocated to all outstanding Notes of such Series (including, for the purpose of this paragraph 4D only, all Notes prepaid or otherwise retired or purchased or otherwise acquired by the Company or any of its Subsidiaries or Affiliates other than by prepayment pursuant to paragraph 4A or 4B) in proportion to the respective outstanding principal amounts thereof. Upon any partial prepayment of the Notes pursuant to 4B, the amount to be prepaid shall be applied pro rata to all outstanding Notes of all Series (including, for the purpose of this paragraph 4D only, all Notes prepaid or otherwise retired or purchased or otherwise acquired by the Company or any of its Subsidiaries or Affiliates other than by prepayment pursuant to paragraph 4A or 4B) according to the respective unpaid principal amounts thereof.

                  4E. RETIREMENT OF NOTES. The Company shall not, and shall not permit any of its Subsidiaries or Affiliates to, prepay or otherwise retire in whole or in part prior to their stated installment or final maturities (other than by prepayment pursuant to paragraphs 4A or 4B or upon acceleration of such final maturity pursuant to paragraph 7A), or purchase or otherwise acquire, directly or indirectly, Notes held by any holder.

                  5. AFFIRMATIVE COVENANTS. During the Issuance Period and so long thereafter as any Note is outstanding and unpaid, the Company covenants as follows:

                  5A. FINANCIAL STATEMENTS; NOTICE OF DEFAULTS. The Company will deliver to each holder of any Notes in duplicate:

                  (i) as soon as practicable and in any event within 45 days after the end of each quarterly period (other than the last quarterly period) in each fiscal year (or, if earlier, such date as the Company is required to file a Quarterly Report on Form 10-Q with the SEC), consolidating and consolidated statements of income, cash flows and shareholders' equity of the Company and its Subsidiaries for the period from the beginning of the current fiscal year to the end of such quarterly period, and a consolidating and a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarterly period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year, all in reasonable detail and certified by an authorized financial officer of the Company, subject to changes resulting from year-end adjustments; provided, however, that delivery pursuant to clause (iii) below of copies of the Quarterly Report on Form 10-Q of the Company for such quarterly period filed with the SEC shall be deemed to satisfy the requirements of this clause (i) with respect to consolidated financial statements so long as such statements contained in such Quarterly Report on Form 10-Q are prepared in accordance with GAAP;

                  (ii) as soon as practicable and in any event within 90 days after the end of each fiscal year (or, if earlier, such date as the Company is required to file an Annual Report on Form 10-K with the
         SEC), consolidating and consolidated statements of income, cash flows and shareholders' equity of the Company and its Subsidiaries for such year, and a consolidating and consolidated balance sheet of the Company and its Subsidiaries as at the end of such year, setting forth in each case in comparative form corresponding consolidated figures from the preceding annual audit, all in reasonable detail and satisfactory in form to the Required Holder(s) and, as to the consolidated statements, reported on by independent public accountants of recognized national standing selected by the Company whose report shall be without limitation as to scope of the audit and satisfactory in substance to the Required Holder(s) and, as to the consolidating statements, certified by an authorized financial officer of the Company; provided, however, that delivery pursuant to clause (iii) below of copies of the Annual Report on Form 10-K of the Company for such fiscal year filed with the SEC shall be deemed to satisfy the requirements of this clause
         (ii) with respect to consolidated financial statements so long as such statements contained in such Annual Report on Form 10-K are prepared in accordance with GAAP;

                  (iii) promptly upon transmission thereof, copies of all such financial statements, proxy statements, notices and reports as it shall send to its public stockholders and copies of all registration statements (without exhibits) and all reports which it files with the SEC;

                  (iv) promptly upon receipt thereof, a copy of each other report submitted to the Company or any Subsidiary by independent accountants in connection with any annual, interim or special audit made by them of the books of the Company or any Subsidiary; and

                  (v) no later than January 31 of each year, a copy of the annual operating budget of the Company and its Subsidiaries; and

                  (vi) with reasonable promptness, such other information respecting the condition or operations, financial or otherwise, of the Company or any of its Subsidiaries as such holder may reasonably request.

Together with each delivery of financial statements required by clauses (i) and
(ii) above, the Company will deliver to each holder of any Notes an Officer's Certificate in substantially the form of Exhibit H hereto demonstrating (with computations in reasonable detail) compliance by the Company and its Subsidiaries with the provisions of paragraphs 6A(1), 6A(2), 6A(3), 6A(4), 6C(6) and 6G and stating that there exists no Event of Default or Default, or, if any Event of Default or Default exists, specifying the nature and period of existence thereof and what action the Company proposes to take with respect thereto. Together with each delivery of financial statements required by clause
(ii) above, the Company will deliver to each holder of any Notes a certificate of such accountants stating that, in making the audit necessary for their report on such financial statements, they have obtained no knowledge of any Event of Default or Default, or, if they have obtained knowledge of any Event of Default or Default, specifying the nature and period of existence thereof. Such accountants, however, shall not be liable to anyone by reason of their failure to obtain knowledge of any Event of Default or Default which would not be disclosed in the course of an audit conducted in accordance with generally accepted auditing standards.

                  The Company also covenants that immediately after any Responsible Officer obtains knowledge of an Event of Default or Default, it will deliver to each holder of any Notes an Officer's Certificate specifying the nature and period of existence thereof and what action the Company proposes to take with respect thereto.

                  5B. INFORMATION REQUIRED BY RULE 144A. The Company will, upon the request of the holder of any Note, provide such holder, and any qualified institutional buyer designated by such holder, such financial and other information as such holder may reasonably determine to be necessary in order to permit compliance with the information requirements of Rule 144A under the Securities Act in connection with the resale of Notes, except at such times as the Company is subject to and in compliance with the reporting requirements of section 13 or 15(d) of the Exchange Act. For the purpose of this paragraph 5B, the term "QUALIFIED INSTITUTIONAL BUYER" shall have the meaning specified in Rule 144A under the Securities Act.

                  5C. INSPECTION OF PROPERTY. The Company will permit any Person designated by any holder in writing, at such holder's expense if no Default or Event of Default exists and at the Company's expense if a Default or Event of Default does exist, to visit and inspect any of the properties of the Company and its Subsidiaries, to examine the corporate books and financial records of the Company and its Subsidiaries and make copies thereof or extracts therefrom and to discuss the affairs, finances and accounts of any of such corporations with the principal officers of the Company and its independent public accountants, all at such reasonable times and as often as such holder may reasonably request.

                  5D. COVENANT TO SECURE NOTES EQUALLY. The Company will, if it or any Subsidiary shall create or assume any Lien upon any of its property or assets, whether now owned or hereafter acquired, other than Liens permitted by the provisions of paragraph 6C(1) (unless prior written consent to the creation or assumption thereof shall have been obtained pursuant to paragraph 11C), make or cause to be made effective provision whereby the Notes will be secured by such Lien equally and ratably with any and all other Indebtedness thereby secured so long as any such other Indebtedness shall be so secured.

                  5E. COMPLIANCE WITH LAWS. The Company will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, environmental laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the business, condition (financial or otherwise), operations or prospects of the Company and its Subsidiaries taken as a whole.

                  5F. INSURANCE. The Company will, and will cause each of its Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

                  5G. MAINTENANCE OF EXISTENCE. The Company will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its corporate existence, material rights, licenses, permits and franchises; provided that nothing in this paragraph shall prevent the abandonment or termination of the existence of any Subsidiary, or the rights or franchises of any Subsidiary or the Company if such abandonment or termination would not have a material adverse effect upon the business, condition (financial or otherwise) operations or prospects of the Company and its Subsidiaries taken as a whole.

                  5H. MAINTENANCE OF PROPERTY. The Company will, and will cause each of its Subsidiaries to, at all times maintain and preserve all property used or useful in its business in good working order and condition, and from time to time make, or cause to be made, all needful and proper repairs, renewals and replacements thereto, so that the business carried on in connection therewith may be properly conducted at all times, except to the extent that the failure to do so would not have a material adverse effect upon the business, condition (financial or otherwise), operations or prospects of the Company and its Subsidiaries taken as a whole.

                  5I. PAYMENT OF TAXES. The Company will, and will cause each of its Subsidiaries to, pay and discharge promptly all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, prior to the time penalties would attach thereto, as well as lawful claims for labor, materials and supplies or otherwise which, if unpaid, might become a Lien or charge upon such properties or any part thereof; provided, however, that neither the Company nor any Subsidiary shall be required to pay and discharge or to cause to be paid and discharged any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be subject to an active challenge or contest initiated in good faith for which adequate reserves have been established in accordance with GAAP.

                  5J. PARITY WITH OTHER INDEBTEDNESS. The Company will, and will cause its Subsidiaries to, execute all such documents and take all such actions as the Required Holder(s) may reasonably request in order to assure that at all times (i) the Notes shall rank in right of payment senior to or pari passu with all other Indebtedness of the Company and (ii) each Subsidiary Guarantor's guaranty obligations under the Subsidiary Guaranty Agreement in respect of the Notes shall rank in right of payment senior to or pari passu with all other Indebtedness of such Subsidiary Guarantor.

                  5K. ERISA. The Company covenants that it and each of its Subsidiaries will deliver to you promptly and in any event within 10 days after it knows or has reason to know of the occurrence of any event of the type specified in clause (xiv) of paragraph 7A notice of such event and the likely impact on the Company and its Subsidiaries. In the event it or any Subsidiary have participated, now participates or will participate in any Plan or Multiemployer Plan, the Company covenants that it and any such Subsidiary will deliver to you: (i) promptly and in any event within 10 days after it knows or has reason to know of the occurrence of a Reportable Event with respect to a Plan, a copy of any materials required to be filed with the PBGC with respect to such Reportable Event, together with a statement of the chief financial officer of the Company setting forth details as to such Reportable Event and the action which the Company proposes to take with respect thereto; (ii) at least 10 days prior to the filing by any plan administrator of a Plan of a notice of intent to terminate such Plan, a copy of such notice; (iii) promptly upon the reasonable request of a Significant Holder, and in no event more than 10 days after such request, copies of each annual report on Form 5500 that is filed with the Internal Revenue Service, together with certified financial statements for the Plan (if any) as of the end of such year and actuarial statements on Schedule B to such Form 5500; (iv) promptly and in any event within 10 days after it knows or has reason to know of any event or condition which might constitute grounds under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, a statement of the chief financial officer of the Company describing such event or condition; (v) promptly and in no event more than 10 days after its or any ERISA Affiliate's receipt thereof, the notice concerning the imposition of any withdrawal liability under section 4202 of ERISA; and (vi) promptly after receipt thereof, a copy of any notice the Company or any ERISA Affiliate may receive from the PBGC or the Internal Revenue Service with respect to any Plan or

Multiemployer Plan; provided, however, that this paragraph 5K shall not apply to notices of general application promulgated by the PBGC or the Internal Revenue Service.

                  5L. ENVIRONMENTAL COVENANTS.

                  (i) The Company will maintain an environmental management system that is designed (A) to monitor the Company's and its Subsidiaries' compliance with Environmental and Safety Laws and (B) to minimize the Company's and its Subsidiaries' exposure to liabilities under Environmental and Safety Laws, including, but not limited to, the Company's and its Subsidiaries' exposure to liabilities under contracts or agreements with its customers or partners. In addition, the environmental management system shall ensure that the Company's and its Subsidiaries' potential exposures to liabilities under Environmental and Safety Laws are adequately insured against pursuant to paragraph 5F.

                  (ii) The Company will immediately notify each holder of Notes of and provide such holder with copies of any notifications of violations or notifications of discharges or releases or threatened releases or discharges of a Hazardous Substance on, upon, into or from any property of the Company or any Subsidiary, or any property where the Company or its Subsidiaries is conducting operations, which are received or are given or required to be given by or on behalf of the Company or any of its Subsidiaries to any federal, state or local governmental agency or authority if any of the foregoing may materially and adversely affect the Company or any of its Subsidiaries. Copies of such notifications shall be delivered to the holders at the same time as they are delivered to the governmental agency or authority.

                  (iii) The Company further agrees promptly to undertake and pursue diligently to completion, or to cause its Subsidiaries to undertake and pursue diligently to completion, any appropriate and legally required remedial containment and cleanup action in the event of any release or discharge or threatened release or discharge of a Hazardous Substance on, upon, into or from any property of the Company or any Subsidiary.

                  (iv) At all times, the Company will maintain and retain, or cause its Subsidiaries to maintain and retain, complete and accurate records of all releases, discharges or other disposal of Hazardous Substances on, onto, into or from (A) any property of the Company or any Subsidiary or (B) any property on or adjacent to which the Company or any of its Subsidiaries conducts operations ("THIRD PARTY PROPERTY") if such releases, discharges, or other disposal on Third Party Properties is caused by the Company or any of its Subsidiaries or any Person under their control or acting on their behalf.

                  5M. MOST FAVORED LENDER STATUS. The Company will not amend the Credit Agreement to include one or more Additional Covenants or Additional Defaults, unless prior written consent to such amendment shall have been obtained pursuant to paragraph 11C; provided, however, in the event that the Company or any Subsidiary shall enter into, assume or otherwise become bound by or obligated under any such agreement without the prior written consent of the Required Holder(s), the terms of this Agreement shall, without any further action on the part of the Company or any of the holders of the Notes, be deemed to be amended automatically to include each Additional Covenant and each Additional Default contained in such agreement. The Company further covenants to promptly execute and deliver at its expense (including the reasonable fees and expenses of counsel for the holders of the Notes) an amendment to this Agreement in form and substance satisfactory to the Required Holder(s) evidencing the amendment of this Agreement to include such Additional Covenants and Additional Defaults, provided that the execution and delivery of such amendment shall not be a precondition to the effectiveness of such amendment as provided for in this paragraph 5M, but shall merely be for the convenience of the parties hereto.

                  5N. COVENANT REGARDING SUBSIDIARY GUARANTY. The Company shall cause each Subsidiary created or acquired after the date hereof to guaranty the obligations of the Company under this Agreement and the Notes by executing a copy of the Guarantor Supplement attached as Annex A to the Subsidiary Guaranty promptly after the creation or acquisition of such Subsidiary.

                  6. NEGATIVE COVENANTS. During the Issuance Period and so long thereafter as any Note or other amount due hereunder is outstanding and unpaid, the Company covenants as follows:

                  6A. FINANCIAL COVENANTS.

                  6A(1). TOTAL INDEBTEDNESS TO EBITDAR RATIO. The Company will not permit, on any date, the ratio of (i) Total Indebtedness excluding all letters of credit on such date to (ii) EBITDAR for the period of four consecutive fiscal quarters most recently ended on or prior to such date, to be greater than 2.75 to 1.00.

                  6A(2). ADJUSTED TOTAL INDEBTEDNESS TO EBITDAR RATIO. The Company will not permit, on any date, the ratio of (i) Adjusted Total Indebtedness on such date to (ii) EBITDAR for the period of four consecutive fiscal quarters most recently ended on or prior to such date, to be greater than
3.00 to 1.00.

                  6A(3). INTEREST COVERAGE. The Company will not permit, on any date, the ratio of EBIT to Interest Expense in each case for the period of four consecutive quarters ended on or prior to such date, to be less than 1.75 to 1.00.

                  6A(4). TANGIBLE NET WORTH. The Company will not permit Tangible Net Worth at any time to be less than $113,000,000 plus the sum of (i) 75% of positive Net Income in each fiscal quarter commencing with the fiscal quarter ended September 30, 2002 and (ii) 75% of the Net Proceeds from the issuance and sale of equity securities after the date hereof.

                  6B. DIVIDENDS. The Company shall not declare nor pay any dividend on any class of the capital stock of the Company now or hereafter outstanding, make any distribution of cash or property to holders of any shares of such stock, or redeem, retire, purchase or otherwise acquire, directly or indirectly, any shares of any class of any capital stock of the Company now or hereafter outstanding, or make any equity investment in its Subsidiaries.

                  6C. LIENS, INDEBTEDNESS, AND OTHER RESTRICTIONS.

                  6C(1). LIENS. The Company will not and will not permit any Subsidiary to create, assume or suffer to exist any Lien upon any of its properties or assets, whether now owned or hereafter acquired, or any income, participation, royalty or profits therefrom (whether or not provision is made for the equal and ratable securing of the Notes in accordance with the provisions of paragraph 5D), except

                  (i) Liens for taxes, assessments or other governmental levies or charges not yet due or which are being contested in good faith by the Company or any Subsidiary for which adequate reserves have been taken in accordance with GAAP;

                  (ii) statutory Liens of landlords and Liens of carriers, contractors, warehousemen, mechanics and materialmen incurred in the ordinary course of business for sums not yet due or are being contested in good faith by the Company or any Subsidiary for which adequate reserves have been taken in accordance with GAAP;

                  (iii) Liens on property or assets of a Subsidiary to secure obligations of such Subsidiary to the Company or a Wholly Owned Subsidiary;

                  (iv) Liens (other than any Lien imposed by ERISA) incurred, or deposits made, in the ordinary course of business (A) in connection with workers' compensation, unemployment insurance, old age benefit and other types of social security, (B) to secure (or to obtain letters of credit that secure) the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, performance bonds, purchase, construction, government or sales contracts and other similar obligations or (C) otherwise to satisfy statutory or legal obligations; provided that in each such case such Liens (1) were not incurred or made in connection with the incurrence or maintenance of Indebtedness, the borrowing of money, the obtaining of advances or credit, and (2) do not in the aggregate materially detract from the value of the property or assets so encumbered or materially impair the use thereof in the operation of its business;

                  (v) Liens in existence on the date hereof as set forth on
         Schedule 6C(1) hereto;

                  (vi) minor survey exceptions or minor encumbrances, easements or reservations, or rights of others for rights-of-way, utilities and other similar purposes, or zoning or other restrictions as to use of real property, that are necessary for the conduct of the operations of the Company and its Subsidiaries or that customarily exist on properties of corporations engaged in similar businesses and are similarly situated and that do not in any event materially impair their value or their use in the operations of the Company and its Subsidiaries;

                  (vii) any attachment or judgment Lien, unless the judgment it secures shall not, within 30 days after the entry thereof, have been discharged or execution thereof stayed pending appeal; provided the aggregate amount of such attachment or judgment Liens shall not secure obligations in excess of $2,500,000 at any time; and

                  (viii) at any time before December 31, 2002, Liens represented by the mortgages and deeds of trust listed as items 1, 2, 3 and 4 in
         Schedule 6C(1) provided none of such mortgages or deeds of trust secure any Indebtedness.

                  6C(2). DEBT. The Company will not and will not permit any Subsidiary to create, incur, assume or suffer to exist any Indebtedness, except

                  (i) Indebtedness of any Subsidiary to the Company or a Wholly Owned Subsidiary;

                  (ii) Indebtedness of any Subsidiary Guarantor under the Subsidiary Guaranty Agreement;

                  (iii) Indebtedness of any Subsidiary Guarantor under any Credit Agreement Guaranty so long as the Sharing Agreement is in effect; and

                  (iv) obligations of the Company under this Agreement, the Notes, the Credit Agreement, the Subordinated Debt, the present value of Rental Obligations and other Indebtedness not to exceed $25,000,000 in the aggregate.

                  6C(3). LOANS, ADVANCES AND INVESTMENTS. The Company will not and will not permit any Subsidiary to make or permit to remain outstanding any loan or advance to, or extend credit other than credit extended in the normal course of business to any Person who is not an Affiliate of the Company to, or own, purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any Person, or commit to do any of the foregoing, (all of the foregoing collectively being "INVESTMENTS"), except

                  (i) investments in, and loans or advances to, any Wholly Owned Subsidiary;

                  (ii) stock, obligations or other securities of, or capital contributions to, a Wholly Owned Subsidiary or a corporation which immediately after the purchase or acquisition of such stock, obligations or other securities will be a Wholly Owned Subsidiary;

                  (iii) obligations backed by the full faith and credit of the United States Government (whether issued by the United States Government or an agency thereof), and obligations guaranteed by the United States Government, in each case which mature within one year from the date acquired;

                  (iv) demand and time deposits with, or certificates of deposit issued by, any commercial bank or trust company (A) organized under the laws of the United States or any of its states or having branch offices therein, (B) having equity capital in excess of $250,000,000 and (C) which issues either (1) senior debt securities rated A or better by S&P, or by Moody's or (2) commercial paper rated A-1 by S&P or Prime-1 by Moody's, in each case payable in the United States in United States dollars, in each case which mature within one year from the date acquired;

                  (v) readily marketable commercial paper rated as A-1 or better by S&P or Prime-1 or better by Moody's (or, in either case, an equivalent rating from another nationally recognized credit rating agency) and maturing not more than 270 days from the date acquired;

                  (vi) bonds, debentures, notes or similar debt instruments issued by a state or municipality given a "AA" rating or better by S&P or an equivalent rating by another nationally recognized credit rating agency and maturing not more than one year from the date acquired;

                  (vii) negotiable instruments endorsed for collection in the ordinary course of business; and

                  (viii) the loans, investments and advances existing as of the date hereof and listed on Schedule 6C(3) hereto.

                  Notwithstanding the foregoing, no Subsidiary shall acquire any stock, obligations or securities of, the Company, except as a result of participant directed investments in the Subsidiaries nonqualified capital accumulation plans.

                  6C(4). SALE OF STOCK AND INDEBTEDNESS OF SUBSIDIARIES. The Company will not and will not permit any Subsidiary to sell or otherwise dispose of, or part with control of, any shares of stock or Indebtedness of any Subsidiary, except (i) to the Company or a Wholly Owned Subsidiary or (ii) that all shares of stock and Indebtedness of any Subsidiary at the time owned by or owed to the Company and all Subsidiaries may be sold as an entirety for a cash consideration which represents the fair value (as determined in good faith by the Board of Directors of the Company) at the time of sale of the shares of stock and Indebtedness so sold; provided that (A) such sale or other disposition is treated as a Transfer of assets of such Subsidiary and is permitted by paragraph 6C(6) and (B) at the time of such sale, such Subsidiary shall not own, directly or indirectly, any shares of stock or Indebtedness of any other Subsidiary (unless all of the shares of stock and Indebtedness of such other Subsidiary owned, directly or indirectly, by the Company and all Subsidiaries are simultaneously being sold as permitted by this paragraph 6C(4)).

                  6C(5). MERGER AND CONSOLIDATION. The Company will not and will not permit any Subsidiary to merge or consolidate with or into any other Person, except that:

                  (i) any Subsidiary may merge or consolidate with or into the Company provided that the Company is the continuing or surviving corporation;

                  (ii) any Subsidiary may merge or consolidate with or into a Wholly Owned Subsidiary provided that such Wholly Owned Subsidiary is the continuing or surviving corporation;

                  (iii) the Company may consolidate or merge with any other corporation if (A) the Company is continuing or surviving corporation and is a solvent corporation, with substantially all of its assets located and substantially all of its operations conducted within the United States of America, (B) no Default or Event of Default exists before or after such merger or consolidation, (C) the Tangible Net Worth of the surviving corporation is at least as great as the Tangible Net Worth of the Company immediately prior to such merger or consolidation and (D) the core managers of the Company prior to the merger or consolidation shall be the core managers of the continuing or surviving entity; and

                  (iv) any Subsidiary may merge or consolidate with any other corporation, provided that, immediately after giving effect to such merger or consolidation (a) a Wholly Owned Subsidiary shall be the continuing or surviving corporation, (b) no Default or Event of Default exists before or after such merger or consolidation and (c) the Tangible Net Worth of the Company following the merger or consolidation is at least as great as the Tangible Net Worth of the Company immediately prior to such merger or consolidation.

                  6C(6). TRANSFER OF ASSETS. The Company will not and will not permit any Subsidiary to transfer, or agree or otherwise commit to Transfer, any of its assets except that

                  (i) any Subsidiary may Transfer assets to the Company or a Wholly Owned Subsidiary;

                  (ii) the Company or any Subsidiary may sell inventory in the ordinary course of business; and

                  (iii) the Company or any Subsidiary may otherwise Transfer assets, provided that after giving effect thereto (A) the aggregate value of any assets Transferred in any period of 12 consecutive months does not exceed 5% of Tangible Assets as of the end of the fiscal quarter immediately preceding such Transfer; provided, however that the aggregate amount of sales proceeds that are reinvested through the purchase of similar assets within 90 days of the date of sale which are located within the United States and which are not subject to Liens for borrowed money (before or after acquisition) will be deducted in determining this 5% limit and (B) the aggregate value of assets Transferred (including the proceeds of any assets sold which have not been reinvested as provided in clause (A)) from date hereof shall not exceed 25% of the Consolidated Tangible Assets determined at any time by aggregating the dollar value of all sales as of such time as a percentage of Tangible Assets as of the end of the fiscal quarter ended immediately prior to such time.

                  6C(7). SALE AND LEASE-BACK. The Company will not and will not permit any Subsidiary to enter into any arrangement with any lender or investor or to which such lender or investor is a party providing for the leasing by the Company or any Subsidiary of real or personal property which has been or is to be Transferred by the Company or any Subsidiary to such lender or investor or to any Person to whom funds have been or are to be advanced by such lender or investor on the security of such property or rental obligations of the Company or any Subsidiary except for the sale and concurrent lease (pursuant to an Operating Lease) of any tractor acquired by the Company or any Subsidiary after the date hereof which sale and lease transaction is consummated within 90 days of such acquisition.

                  6C(8). SALE OR DISCOUNT OF RECEIVABLES. The Company will not and will not permit any Subsidiary to sell with recourse, or discount or otherwise sell for less than the face value thereof, any of its notes or accounts receivable.

                  6C(9). RELATED PARTY TRANSACTIONS. The Company will not and will not permit any Subsidiary to directly or indirectly, purchase, acquire or lease any property from, or sell, transfer or lease any property to, or otherwise deal with, in the ordinary course of business or otherwise any Related Party except in the ordinary course of business and upon terms that are no less favorable to the Company or such Subsidiary, as the case may be, than those that could be obtained in an arm's-length transaction with an unrelated third party; provided that the foregoing shall not apply to any transaction between (i) the Company and any Wholly Owned Subsidiary or between Wholly Owned Subsidiaries and (ii) sales to, or purchases from, any such Related Party of shares of common stock for cash consideration equal to the fair market value thereof (except pursuant to employee stock option, stock appreciation and similar stock-based incentive plans applicable to employees of the Company that have been approved by a majority of the Company's outside directors).

                  6D. ISSUANCE OF STOCK BY SUBSIDIARIES. The Company will not permit any Subsidiary (either directly, or indirectly by the issuance of rights or options for, or securities convertible into, such shares) to issue, sell or dispose of any shares of its stock of any class except (i) for directors' qualifying shares or other shares issued to comply with local ownership legal requirements (but not in excess of the minimum number of shares necessary to satisfy such requirement), and (ii) to the Company or a Wholly Owned Subsidiary.

                  6E. SUBSIDIARY RESTRICTIONS. The Company will not and will not permit any Subsidiary to enter into, or be otherwise subject to, any contract, agreement or other binding obligation that directly or indirectly limits the amount of, or otherwise restricts (i) the payment to the Company of dividends or other redemptions or distributions with respect to its capital stock by any Subsidiary, (ii) the repayment to the Company by any Subsidiary of intercompany loans or advances or (iii) other intercompany transfers to the Company of property or other assets by Subsidiaries.

                  6F. CHANGE OF BUSINESS. The Company will not change, and will not permit any Subsidiary to change, in any material respect the nature of its business or operations from the business conducted by the Company and its Subsidiaries on the date hereof and described in the Company's Registration Statement on Form S-10, as amended, as filed with the SEC on September 6, 2002 and will not engage, and will not permit any Subsidiary to engage directly or indirectly in any material business activity, or purchase or otherwise acquire any material property, in either case not directly related to the conduct of its business or operations as presently carried on.

                  6G. BORROWING BASE. The Company will not permit the Borrowing Base to be less than $30,000,000.

                  6H. ACQUISITIONS. The Company will not, and will not permit any Subsidiary to, make or suffer to exist any expenditures, or commitments therefor, for the acquisition of any Person, if the primary line of business of such Person is outside the Company's core industry. For any acquisition, which shall mean the purchase by the Company or any Subsidiary of all of the capital stock of a Person, for which such Person has recorded negative EBITDAR for the most recently completed four fiscal quarters prior to the acquisition, the Company shall include the acquired Person's EBITDAR on a pro forma basis as if the acquisition had occurred at the beginning of the covenant compliance period solely for purposes of determining compliance with paragraphs 6A(1) and 6A(2).

                  7.   EVENTS OF DEFAULT.

                  7A. ACCELERATION. If any of the following events shall occur and be continuing for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or otherwise):

                  (i) the Company defaults in the payment of any principal of, or Yield-Maintenance Amount payable with respect to, any Note when the same shall become due, either by the terms thereof or otherwise as herein provided; or

                  (ii) the Company defaults in the payment of any interest on any Note for more than three days after the date due; or

                  (iii) the Company or any Subsidiary defaults (whether as primary obligor or as guarantor or other surety) in any payment of principal of or interest on any other obligation for money borrowed (or any Capitalized Lease Obligation, any obligation under a conditional sale or other title retention agreement, any obligation issued or assumed as full or partial payment for property whether or not secured by a purchase money mortgage or any obligation under notes payable or drafts accepted representing extensions of credit) beyond any period of grace provided with respect thereto, or the Company or any Subsidiary fails to perform or observe any other agreement, term or condition contained in any agreement under which any such obligation is created (or if any other event thereunder or under any such agreement shall occur and be continuing) and the effect of such failure or other event is to cause, or to permit the holder or holders of such obligation (or a trustee on behalf of such holder or holders) to cause, such obligation to become due (or to be repurchased by the Company or any Subsidiary) prior to any stated maturity; provided that the aggregate amount of all obligations as to which such a payment default shall occur and be continuing or such a failure or other event causing or permitting acceleration (or resale to the Company or any Subsidiary) shall occur and be continuing exceeds $5,000,000 or the equivalent amount in other currencies; or

                  (iv) any representation or warranty made by the Company herein or by the Company or any of its officers in any writing furnished in connection with or pursuant to this Agreement shall be false in any material respect on the date as of which made; or

                  (v) the Company fails to perform or observe any term, covenant or agreement contained in paragraph 6, paragraph 5N or the last sentence of paragraph 5A; or

                  (vi) the Company fails to perform or observe any other term, covenant, agreement or condition contained herein and such failure shall not be remedied within 30 days after any Responsible Officer obtains actual knowledge thereof; or

                  (vii) the Company or any Subsidiary makes an assignment for the benefit of creditors or is generally not paying its debts as such debts become due; or

                  (viii) any decree or order for relief in respect of the Company or any Subsidiary is entered under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law, whether now or hereafter in effect (the "BANKRUPTCY LAW"), of any jurisdiction; or

                  (ix) the Company or any Subsidiary petitions or applies to any tribunal for, or consents to, the appointment of, or taking possession by, a trustee, receiver, custodian, liquidator or similar official of the Company or any Subsidiary, or of any substantial part of the assets of the Company or any Subsidiary, or commences a voluntary case under the Bankruptcy Law of the United States or any proceedings (other than proceedings for the voluntary liquidation and dissolution of a Subsidiary) relating to the Company or any Subsidiary under the Bankruptcy Law of any other jurisdiction; or

                  (x) any such petition or application is filed, or any such proceedings are commenced, against the Company or any Subsidiary and the Company or such Subsidiary by any act indicates its approval thereof, consent thereto or acquiescence therein, or an order, judgment or decree is entered appointing any such trustee, receiver, custodian, liquidator or similar official, or approving the petition in any such proceedings, and such order, judgment or decree remains unstayed and in effect for more than 30 days; or

                  (xi) any order, judgment or decree is entered in any proceedings against the Company decreeing the dissolution of the Company and such order, judgment or decree remains unstayed and in effect for more than 60 days; or

                  (xii) any order, judgment or decree is entered in any proceedings against the Company or any Subsidiary decreeing a split-up of the Company or such Subsidiary which requires the divestiture of assets representing a substantial part, or the divestiture of the stock of a Subsidiary whose assets represent a substantial part, of the consolidated assets of the Company and its Subsidiaries (determined in accordance with GAAP) or which requires the divestiture of assets, or stock of a Subsidiary, which shall have contributed a substantial part of the consolidated net income of the Company and its Subsidiaries (determined in accordance with GAAP) for any of the three fiscal years then most recently ended, and such order, judgment or decree remains unstayed and in effect for more than 60 days; or

                  (xiii) one or more judgments or orders in an aggregate amount in excess of $2,500,000 is rendered against the Company or any Subsidiary and either (i) enforcement proceedings have been commenced by any creditor upon any such judgment or order or (ii) within 30 days after entry thereof, a solvent insurance carrier or carriers have not confirmed in writing that each such judgment is fully insured or such judgment is not discharged or execution thereof stayed pending appeal, or within 30 days after the expiration of any such stay, such judgment is not discharged; or

                  (xiv) (A) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under Section 412 of the Code, (B) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA Section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of such proceedings, (C) the aggregate "amount of unfunded benefit liabilities" (within the meaning of Section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $1,000,000, (D) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans,
         (E) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan or (F) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would materially increase the liability of the Company or any Subsidiary thereunder; or

                  (xv) any provision of the Subsidiary Guaranty Agreement after delivery thereof under paragraph 3A(vii) shall for any reason cease to be valid and binding on a Subsidiary Guarantor, or a Subsidiary Guarantor shall so state in writing; or

                  (xvi) it shall be determined, at any time and for any reason, that the Subordinated Debt is not subordinate to the Notes;

then (A) if such event is an Event of Default specified in clause (i) or (ii) of this paragraph 7A, any holder of any Note may at its option, by notice in writing to the Company, declare all of the Notes held by such holder to be, and all of the Notes held by such holder shall thereupon be and become, immediately due and payable at par together with interest accrued thereon, without presentment, demand, protest or notice of any other kind (including, without limitation, notice of intent to accelerate), all of which are hereby waived by the Company, (b) if such event is an Event of Default specified in clause
(viii), (ix) or (x) of this paragraph 7A with respect to the Company, all of the Notes at the time outstanding shall automatically become immediately due and payable at par together with interest accrued thereon and together with the Yield-Maintenance Amount, if any, with respect to each Note, without presentment, demand, protest or notice of any kind (including, without limitation, notice of intent to accelerate and notice of acceleration of maturity), all of which are hereby waived by the Company and (c) if such event is any Event of Default other than as specified in preceding clause (b), the Required Holder(s) may at its or their option by notice in writing to the Company, declare all of the Notes to be, and all of the Notes shall thereupon be and become, immediately due and payable together with interest accrued thereon and together with the Yield-Maintenance Amount, if any, with respect to each Note, without presentment, demand, protest or notice of any other kind (including, without limitation, notice of intent to accelerate), all of which are hereby waived by the Company.

                  The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of the Yield-Maintenance Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

                  7B. RESCISSION OF ACCELERATION. At any time after any or all of the Notes shall have been declared immediately due and payable pursuant to paragraph 7A, the Required Holder(s) may, by notice in writing to the Company, rescind and annul such declaration and its consequences if (i) the Company shall have paid all overdue interest on the Notes, the principal of and Yield-Maintenance Amount, if any, payable with respect to any Notes which have become due otherwise than by reason of such declaration, and interest on such overdue interest and overdue principal and Yield-Maintenance Amount at the rate specified in the Notes, (ii) the Company shall not have paid any amounts which have become due solely by reason of such declaration, (iii) all Events of Default and Defaults, other than non-payment of amounts which have become due solely by reason of such declaration, shall have been cured or waived pursuant to paragraph 11C and (iv) no judgment or decree shall have been entered for the payment of any amounts due pursuant to the Notes or this Agreement. No such rescission or annulment shall extend to or affect any subsequent Event of Default or Default or impair any right arising therefrom.

                  7C. NOTICE OF ACCELERATION OR RESCISSION. Whenever any Note shall be declared immediately due and payable pursuant to paragraph 7A or any such declaration shall be rescinded and annulled pursuant to paragraph 7B, the Company shall forthwith give written notice thereof to the holder of each Note at the time outstanding.

                  7D. OTHER REMEDIES. If any Event of Default or Default shall occur and be continuing, the holder of any Note may proceed to protect and enforce its rights under this Agreement and such Note by exercising such remedies as are available to such holder in respect thereof under applicable law, either by suit in equity or by action at law, or both, whether for specific performance of any covenant or other agreement contained in this Agreement or in aid of the exercise of any power granted in this Agreement. No remedy conferred in this Agreement upon the holder of any Note is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law or in equity or by statute or otherwise.

                  8. REPRESENTATIONS, COVENANTS AND WARRANTIES. The Company represents, covenants and warrants as follows (all references to "SUBSIDIARY" and "SUBSIDIARIES" in this paragraph 8 shall be deemed omitted if the Company has no Subsidiaries at the time the representations herein are made or repeated):

                  8A. ORGANIZATION. The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware, each Subsidiary is duly organized and validly existing in good standing under the laws of the jurisdiction in which it is incorporated, and the Company has and each Subsidiary has the corporate power to own its respective property and to carry on its respective business as now being conducted. The execution, delivery and performance by the Company of this Agreement and the Notes are within the Company's corporate powers and have been duly authorized by all necessary corporate action.

                  8B. FINANCIAL STATEMENTS. The Company has furnished each Purchaser of the Series A Notes and any Accepted Notes with the following financial statements, identified by a principal financial officer of the
Company: (i) a consolidated balance sheet of the Company and its Subsidiaries as at December 31, in each of the two fiscal years of the Company most recently completed prior to the date as of which this representation is made or repeated to such Purchaser (other than fiscal years completed within 90 days prior to such date for which audited financial statements have not been released) and consolidated statements of income, cash flows and a consolidated statement of shareholders' equity of the Company and its Subsidiaries for each such year, all reported on by Arthur Andersen & Co. LLP (for periods prior to January 1, 2002) and KPMG LLP or another nationally-recognized public accounting firm (for periods on and after January 1, 2002) and (ii) a consolidated balance sheet of the Company and its Subsidiaries as at the end of the quarterly period (if any) most recently completed prior to such date and after the end of such fiscal year (other than quarterly periods completed within 45 days prior to such date for which financial statements have not been released) and the comparable quarterly period in the preceding fiscal year and consolidated statements of income, cash flows and a consolidated statement of shareholders' equity for the periods from the beginning of the fiscal years in which such quarterly periods are included to the end of such quarterly periods, prepared by the Company. Such financial statements

(including any related schedules and/or notes) are true and correct in all material respects (subject, as to interim statements, to changes resulting from audits and year-end adjustments), have been prepared in accordance with GAAP consistently followed throughout the periods involved and show all liabilities, direct and contingent, of the Company and its Subsidiaries required to be shown in accordance with such principles. The balance sheets fairly present the condition of the Company and its Subsidiaries as at the dates thereof, and the statements of income, cash flows and stockholders' equity fairly present the results of the operations of the Company and its Subsidiaries and their cash flows for the periods indicated. There has been no material adverse change in the business, property or assets, condition (financial or otherwise) operations or prospects of the Company and its Subsidiaries taken as a whole since the end of the most recent fiscal year for which such audited financial statements have been furnished.

                  8C. ACTIONS PENDING. There is no action, suit, investigation or proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries, or any properties or rights of the Company or any of its Subsidiaries, by or before any court, arbitrator or administrative or governmental body which might result in any material adverse change in the business, property or assets, condition (financial or otherwise) or operations of the Company and its Subsidiaries taken as a whole. There is no action, suit, investigation or proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries which purports to affect the validity or enforceability of this Agreement or any Note.

                  8D. OUTSTANDING INDEBTEDNESS. Neither the Company nor any of its Subsidiaries has outstanding any Indebtedness except as permitted by paragraph 6C(2). There exists no default under the provisions of any instrument evidencing such Indebtedness or of any agreement relating thereto.

                  8E. TITLE TO PROPERTIES. The Company has and each of its Subsidiaries has good and indefeasible title to its respective real properties (other than properties which it leases) and good title to all of its other respective properties and assets, including the properties and assets reflected in the most recent audited balance sheet referred to in paragraph 8B (other than properties and assets disposed of in the ordinary course of business), subject to no Lien of any kind except Liens permitted by paragraph 6C(1). All leases necessary in any material respect for the conduct of the respective businesses of the Company and its Subsidiaries are valid and subsisting and are in full force and effect.

                  8F. TAXES. The Company has and each of its Subsidiaries has filed all federal, state and other income tax returns which, to the best knowledge of the officers of the Company and its Subsidiaries, are required to be filed, and each has paid all taxes as shown on such returns and on all assessments received by it to the extent that such taxes have become due, except such taxes as are being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP.

                  8G. CONFLICTING AGREEMENTS AND OTHER MATTERS. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement or subject to any charter or other corporate restriction which materially and adversely affects its business, property or assets, condition (financial or otherwise) or operations. Neither the execution nor delivery of this Agreement or the Notes, nor the offering, issuance and sale of the Notes, nor fulfillment of nor compliance with the terms and provisions hereof and of the Notes will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien upon any of the properties or assets of the Company or any of its Subsidiaries pursuant to, the charter or by-laws of the Company or any of its Subsidiaries, any award of any arbitrator or any agreement (including any agreement with stockholders), instrument, order, judgment, decree, statute, law, rule or regulation to which the Company or any of its Subsidiaries is subject. Neither the Company nor any of its Subsidiaries is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Company or such Subsidiary, any agreement relating thereto or any other contract or agreement (including its charter) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Company of the type to be evidenced by the Notes except as set forth in the agreements listed in Schedule 8G attached hereto.

                  8H. OFFERING OF NOTES. Neither the Company nor any agent acting on its behalf has, directly or indirectly, offered the Notes or any similar security of the Company for sale to, or solicited any offers to buy the Notes or any similar security of the Company from, or otherwise approached or negotiated with respect thereto with, any Person other than institutional investors, and neither the Company nor any agent acting on its behalf has taken or will take any action which would subject the issuance or sale of the Notes to the provisions of Section 5 of the Securities Act or to the provisions of any securities or Blue Sky law of any applicable jurisdiction.

                  8I. USE OF PROCEEDS. The proceeds of the Series A Notes will be used to repay amounts owing to Yellow Corporation. None of the proceeds of the sale of any Notes will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any "margin stock" as defined in Regulation U (12 CFR Part 221) of the Board of Governors of the Federal Reserve System ("MARGIN STOCK") or for the purpose of maintaining, reducing or retiring any Indebtedness which was originally incurred to purchase or carry any stock that is then currently a margin stock or for any other purpose which might constitute the purchase of such Notes a "purpose credit" within the meaning of such Regulation U, unless the Company shall have delivered to the Purchaser which is purchasing such Notes, on the Closing Day for such Notes, an opinion of counsel satisfactory to such Purchaser stating that the purchase of such Notes does not constitute a violation of such Regulation U. Neither the Company nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or the Notes to violate Regulation T, Regulation U or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Exchange Act, in each case as in effect now or as the same may hereafter be in effect.

                  8J. ERISA. No accumulated funding deficiency (as defined in section 302 of ERISA and section 412 of the Code), whether or not waived, exists with respect to any Plan (other than a Multiemployer Plan). No liability to the PBGC has been or is expected by the Company or any ERISA Affiliate to be incurred with respect to any Plan (other than a Multiemployer Plan) by the Company, any Subsidiary or any ERISA Affiliate which is or would be materially adverse to the business, property or assets, condition (financial or otherwise) or operations of the Company and its Subsidiaries taken as a whole. Neither the Company, any Subsidiary nor any ERISA Affiliate has incurred or presently expects to incur any withdrawal liability under Title IV of ERISA with respect to any Multiemployer Plan which is or would be materially adverse to the business, property or assets, condition (financial or otherwise) or operations of the Company and its Subsidiaries taken as a whole. The execution and delivery of this Agreement and the issuance and sale of the Notes will be exempt from or will not involve any transaction which is subject to the prohibitions of section 406 of ERISA and will not involve any transaction in connection with which a penalty could be imposed under section 502(i) of ERISA or a tax could be imposed pursuant to section 4975 of the Code. The representation by the Company in the next preceding sentence is made in reliance upon and subject to the accuracy of the representation of each Purchaser in paragraph 9B as to the source of funds to be used by it to purchase any Notes.

                  8K. GOVERNMENTAL CONSENT. Neither the nature of the Company or of any Subsidiary, nor any of their respective businesses or properties, nor any relationship between the Company or any Subsidiary and any other Person, nor any circumstance in connection with the offering, issuance, sale or delivery of the Notes is such as to require any authorization, consent, approval, exemption or any action by or notice to or filing with any court or administrative or governmental or regulatory body (other than routine filings after the Closing Day for any Notes with the SEC and/or state Blue Sky authorities) in connection with the execution and delivery of this Agreement, the offering, issuance, sale or delivery of the Notes or fulfillment of or compliance with the terms and provisions hereof or of the Notes.

                  8L. ENVIRONMENTAL COMPLIANCE. The Company and its Subsidiaries and all of their respective properties and facilities have complied at all times and in all respects with all federal, state, local and regional statutes, laws, ordinances and judicial or administrative orders, judgments, rulings and regulations relating to protection of the environment except, in any such case, where failure to comply could not result in a material adverse effect on the business, condition (financial or otherwise) or operations of the Company and its Subsidiaries taken as a whole.

                  8M. UTILITY COMPANY STATUS. Neither the Company nor any Subsidiary is a (i) "holding company," a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended or (ii) public utility within the meaning of the Federal Power Act, as amended.

                  8N. INVESTMENT COMPANY STATUS. Neither the Company nor any Subsidiary is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or an "investment adviser" within the meaning of the Investment Advisers Act of 1940, as amended.

                  8O. RULE 144A. The Notes are not of the same class as securities of the Company, if any, listed on a national securities exchange, registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

                  8P. DISCLOSURE. Neither this Agreement nor any other document, certificate or statement furnished to any Purchaser by or on behalf of the Company in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. There is no fact peculiar to the Company or any of its Subsidiaries which materially adversely affects or in the future may (so far as the Company can now foresee) materially adversely affect the business, property or assets, condition (financial or otherwise) or operations of the Company or any of its Subsidiaries and which has not been set forth in this Agreement.

                  8Q. DELIVERY OF CREDIT AGREEMENT. The Company has delivered to each Purchaser prior to the date hereof a true, correct and complete copy of the Credit Agreement, including all amendments and waivers of any provision thereof.

                  8R. HOSTILE TENDER OFFERS. None of the proceeds of the sale of any Notes will be used to finance a Hostile Tender Offer.

                  8S. INTERSTATE COMMERCE ACT. Neither the Company nor any Subsidiary is a "rail carrier" or a person controlled by or affiliated with a "rail carrier" within the meaning of Title 49, U.S.C.

                  9.  REPRESENTATIONS OF THE PURCHASERS.

         Each Purchaser represents as follows:

                  9A. NATURE OF PURCHASE. Such Purchaser is not acquiring the Notes purchased by it hereunder with a view to or for sale in connection with any distribution thereof within the meaning of the Securities Act, provided that the disposition of such Purchaser's property shall at all times be and remain within its control.

                  9B. SOURCE OF FUNDS. At least one of the following statements is an accurate representation as to each source of funds (the "SOURCE") to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

                  (i) the Source is an "insurance company general account" (as the term is defined in the United States Department of Labor's Prohibited Transaction Exemption ("PTE") 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the "NAIC ANNUAL STATEMENT")) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser's state of domicile; or

                  (ii) the Source is a separate account that is maintained solely in connection with such Purchaser's fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

                  (iii) the Source is either (a) an insurance company pooled separate account, within the meaning of PTE 90-1 or (b) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (iii), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

                  (iv) the Source constitutes assets of an "investment fund" (within the meaning of Part V of PTE 84-14 (the "QPAM EXEMPTION")) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (a) the identity of such QPAM and (b) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this clause (iv); or

                  (v) the Source constitutes assets of a "plan(s)" (within the meaning of Section IV of PTE 96-23 (the "INHAM EXEMPTION")) managed by an "in-house asset manager" or "INHAM" (within the meaning of Part IV of the INHAM exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of "control" in Section IV(h) of the INHAM Exemption) owns a 5% or more interest in the Company and (a) the identity of such INHAM and (b) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (v); or

                  (vi) the Source is a governmental plan; or

                  (vii) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (vii); or

                  (viii) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this paragraph 9B, the terms "employee benefit plan," "governmental plan," and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

                  10. DEFINITIONS; ACCOUNTING MATTERS. For the purpose of this Agreement, the terms defined in paragraphs 10A and 10B (or within the text of any other paragraph) shall have the respective meanings specified therein and all accounting matters shall be subject to determination as provided in paragraph 10C.

                  10A. YIELD-MAINTENANCE TERMS.

                  "CALLED PRINCIPAL" shall mean, with respect to any Note, the principal of such Note that is to be prepaid pursuant to paragraph 4B or is declared to be immediately due and payable pursuant to paragraph 7A, as the context requires.

                  "DESIGNATED SPREAD" shall mean 1.00% in the case of each Series A Note and 0% in the case of each Note of any other Series unless the Confirmation of Acceptance with respect to the Notes of such Series specifies a different Designated Spread in which case it shall mean, with respect to each Note of such Series, the Designated Spread so specified.

                  "DISCOUNTED VALUE" shall mean, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (as converted to reflect the periodic basis on which interest on such Note is payable, if payable other than on a semi-annual basis) equal to the Reinvestment Yield with respect to such Called Principal.

                  "REINVESTMENT YIELD" shall mean, with respect to the Called Principal of any Note, the Designated Spread over the yield to maturity implied by (i) the yields reported as of 10:00 a.m. (New York City local time) on the Business Day next preceding the Settlement Date with respect to such Called Principal for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date on the Treasury Yield Monitor page of Standard & Poor's MMS - Treasury Market Insight (or, if S & P shall cease to report such yields in MMS - Treasury Market Insight or shall cease to be Prudential Capital Group's customary source of information for calculating yield-maintenance amounts on privately placed notes, then such source as is then Prudential Capital Group's customary source of such information), or if such yields shall not be reported as of such time or the yields reported as of such time shall not be ascertainable, (ii) the Treasury Constant Maturity Series yields reported, for the latest day for which such yields shall have been so reported as of the Business Day next preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15(519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield shall be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between yields reported for various maturities. The Reinvestment Yield shall be rounded to that number of decimal places as appears in the coupon of the applicable Note.

                  "REMAINING AVERAGE LIFE" shall mean, with respect to the Called Principal of any Note, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) each Remaining Scheduled Payment of such Called Principal (but not of interest thereon) by (b) the number of years (calculated to the nearest one-twelfth year) which will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

                  "REMAINING SCHEDULED PAYMENTS" shall mean, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due on or after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date.

                  "SETTLEMENT DATE" shall mean, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to paragraph 4B or is declared to be immediately due and payable pursuant to paragraph 7A, as the context requires.

                  "YIELD-MAINTENANCE AMOUNT" shall mean, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Called Principal of such Note over the sum of (i) such Called Principal plus
(ii) interest accrued thereon as of (including interest due on) the Settlement Date with respect to such Called Principal. The Yield-Maintenance Amount shall in no event be less than zero.

                  10B.   OTHER TERMS.

                  "ACCEPTANCE" shall have the meaning specified in paragraph 2F.

                  "ACCEPTANCE DAY" shall have the meaning specified in paragraph 2F.

                  "ACCEPTANCE WINDOW" shall have the meaning specified in paragraph 2F.

                  "ACCEPTED NOTE" shall have the meaning specified in paragraph 2F.

                  "ADDITIONAL COVENANT" shall mean any affirmative or negative covenant or similar restriction applicable to the Company or any Subsidiary (regardless of whether such provision is labeled or otherwise characterized as a covenant) the subject matter of which either (i) is similar to that of any covenant in paragraph 5 or 6 of this Agreement, or related definitions in paragraph 10 of this Agreement, but contains one or more percentages, amounts or formulas that is more restrictive than those set forth herein or more beneficial to the lenders under the Credit Agreement (and such covenant or similar restriction shall be deemed an Additional Covenant only to the extent that it is more restrictive or more beneficial) or (ii) is different from the subject matter of any covenants in paragraph 5 or 6 of this Agreement, or related definitions in paragraph 10 of this Agreement.

                  "ADDITIONAL DEFAULT" shall mean any provision contained in the Credit Agreement to accelerate (with the passage of time or giving of notice or both) the maturity thereof or otherwise requires any Company or any Subsidiary to purchase the Indebtedness under the Credit Agreement prior to the stated maturity thereof and which either (i) is similar to any Default or Event of Default contained in paragraph 7 of this Agreement, or related definitions in paragraph 10 of this Agreement, but contains one or more percentages, amounts or formulas that is more restrictive or has a shorter grace period than those set forth herein or is more beneficial to the lender under the Credit Agreement (and such provision shall be deemed an Additional Default only to the extent that it is more restrictive, has a shorter grace period or is more beneficial) or (ii) is different from the subject matter of any Default or Event of Default contained in paragraph 7 of this Agreement, or related definitions in paragraph 10 of this Agreement.

                  "ADJUSTED TOTAL INDEBTEDNESS" shall mean Total Indebtedness excluding letters of credit other than the aggregate face amount of all letters of credit issued and outstanding under the Credit Agreement.

                  "AFFILIATE" shall mean any Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, the Company, except a Subsidiary. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.

                  "AUTHORIZED OFFICER" shall mean (i) in the case of the Company, its chief executive officer, its chief financial officer or any vice president of the Company designated as an "Authorized Officer" of the Company for the purpose of this Agreement in an Officer's Certificate executed by the Company's chief executive officer or chief financial officer and delivered to Prudential and (ii) in the case of Prudential, any officer of Prudential designated as its "Authorized Officer" in the Purchaser Schedule or any officer of Prudential designated as its "Authorized Officer" for the purpose of this Agreement in a certificate executed by one of its Authorized Officers. Any action taken under this Agreement on behalf of the Company by any individual who on or after the date of this Agreement shall have been an Authorized Officer of the Company and whom Prudential in good faith believes to be an Authorized Officer of the Company at the time of such action shall be binding on the Company even though such individual shall have ceased to be an Authorized Officer of the Company, and any action taken under this Agreement on behalf of Prudential by any individual who on or after the date of this Agreement shall have been an Authorized Officer of Prudential and whom the Company in good faith believes to be an Authorized Officer of Prudential at the time of such action shall be binding on Prudential even though such individual shall have ceased to be an Authorized Officer of Prudential.

                  "AVAILABLE FACILITY AMOUNT" shall have the meaning specified in paragraph 2A.

                  "BANKRUPTCY LAW" shall have the meaning specified in clause
(viii) of paragraph 7A.

                  "BORROWING BASE" shall have the meaning specified in the Credit Agreement.

                  "BUSINESS DAY" shall mean any day other than (i) a Saturday or a Sunday, (ii) a day on which commercial banks in New York City are required or authorized to be closed and (iii) for purposes of paragraph 2C hereof only, a day on which Prudential is not open for business.

                  "CANCELLATION DATE" shall have the meaning specified in paragraph 2I(4).

                  "CANCELLATION FEE" shall have the meaning specified in paragraph 2I(4).

                  "CAPITAL LEASE" shall mean all leases which have been or should be capitalized on the books of the lessee in accordance with GAAP.

                  "CAPITALIZED LEASE OBLIGATION" shall mean any rental obligation which, under GAAP, is or will be required to be capitalized on the books of the Company or any Subsidiary, taken at the amount thereof accounted for as indebtedness (net of interest expenses) in accordance with such principles.

                  "CLOSING DAY" shall mean, with respect to the Series A Notes, the Series A Closing and, with respect to any Accepted Note, the Business Day specified for the closing of the purchase and sale of such Accepted Note in the Request for Purchase of such Accepted Note, provided that (i) if the Company and the Purchaser which is obligated to purchase such Note agree in writing on an earlier Business Day for such closing, the "CLOSING DAY" for such Accepted Note shall be such earlier Business Day and (ii) if the closing of the purchase and sale of such Accepted Note is rescheduled pursuant to paragraph 2H(3), the Closing Day for such Accepted Note, for all purposes of this Agreement except references to "original Closing Day" in paragraph 2I(3), shall mean the Rescheduled Closing Day with respect to such Accepted Note.

                  "CODE" shall mean the Internal Revenue Code of 1986, as amended.

                  "CONFIRMATION OF ACCEPTANCE" shall have the meaning specified in paragraph 2F.

                  "CONSOLIDATED" and "CONSOLIDATED" shall mean the consolidation of the accounts of the Company and its Subsidiaries in accordance with GAAP, including principles of consolidation, consistent with those applied in the preparation of the consolidated financial statements referred to in paragraph 8B.

                  "CONTINGENCY RESERVE" shall mean accruals (other than de minimis accruals) for matters of a contingent nature that are generally infrequent or unusual and not in the ordinary course of the Company's business and shall not include reserves for the Company's workers' compensation and bodily injury and property damage programs.

                  "CREDIT AGREEMENT" shall mean Agented Revolving Credit Agreement dated as of September 20, 2002 among the Company, the lender parties thereto and the Bank of Oklahoma, as agent for such lenders, as amended or otherwise modified from time to time, and any credit facility replacing or refinancing such Revolving Credit Agreement.

                  "CREDIT AGREEMENT GUARANTY" shall mean the Guarantee by a Subsidiary Guarantor of the obligations of the Company under the Credit Agreement.

                  "DEFAULT RATE" shall mean, for any Note at any time upon the occurrence of an Event of Default and until such Event of Default has been cured or waived in writing, a rate of interest per annum from time to time equal to the lesser of (i) the maximum rate permitted by applicable law and (ii) the greater of (a) 2% over the coupon rate for such Note over the rate of interest in effect immediately prior to such Event of Default and (b) 2.0% over the rate of interest publicly announced by The Bank of New York from time to time in New York City as its Prime Rate.

                  "DELAYED DELIVERY FEE" shall have the meaning specified in paragraph 2I(3).

                  "EBIT" shall mean, for any period, EBITDAR excluding (i) provisions for depreciation and amortization and (ii) Rental Expense.

                  "EBITDAR" shall mean, for any period, the sum of Net Income plus, to the extent deducted in the determination of Net Income, (i) all provisions for federal, state and other income tax of the Company and its Subsidiaries, (ii) Interest Expense and (iii) provisions for depreciation and amortization and (iv) Rental Expense, excluding (a) any gains or losses resulting from the sale, conversion or other disposition of capital assets (i.e., assets other than current assets), (b) any gains resulting from the write-up of assets, (c) any earnings of any Person acquired by the Company or any Subsidiary through purchase, merger or consolidation or otherwise for any period prior to the date of acquisition, (d) any deferred credit representing the excess of equity in any such Subsidiary at the date of acquisition over the cost of the investment in such Subsidiary, (e) any gains or losses from the acquisition of securities or the retirement or extinguishment of Indebtedness,
(f) any gains on collections from the proceeds of insurance policies or settlements, (g) any restoration to income of any Contingency Reserve, except to the extent that provision for such reserve was made out of income accrued during such period, (h) any income or gain during such period from any discontinued operations or the disposition thereof, from any extraordinary items or from any prior period adjustments and (i) any equity of the Company or any Subsidiary in the undistributed earnings (but not losses) of any corporation or other entity which is not a Subsidiary of the Company, which in the aggregate will be deducted only to the extent they are positive, adjusted for minority interests in Subsidiaries.

                  "ENVIRONMENTAL AND SAFETY LAWS" shall mean all laws relating to pollution, the release or other discharge, handling, disposition or treatment of Hazardous Substance and other substances or the protection of the environment or of employee health and safety, including without limitation, CERCLA, the Hazardous Materials Transportation Act (49 U.S.C. Section 1801 et. seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 7401 et. seq.), the Clean Air Act (42 U.S.C. Section 401 et. seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et. seq.), the Occupational Safety and Health Act (29 U.S.C. Section 651 et. seq.) and the Emergency Planning and Community Right-To-Know Act (42 U.S.C. Section 11001 et. seq.), each as the same may be amended and supplemented.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

                  "ERISA AFFILIATE" shall mean any corporation which is a member of the same controlled group of corporations as the Company within the meaning of section 414(b) of the Code, or any trade or business which is under common control with the Company within the meaning of section 414(c) of the Code.

                  "EVENT OF DEFAULT" shall mean any of the events specified in paragraph 7A, provided that there has been satisfied any requirement in connection with such event for the giving of notice, or the lapse of time, or the happening of any further condition, event or act, and "DEFAULT" shall mean any of such events, whether or not any such requirement has been satisfied.

                  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

                  "FACILITY" shall have the meaning specified in paragraph 2A.

                  "GAAP" shall have the meaning set forth in paragraph 10C.

                  "GUARANTEE" shall mean, with respect to any Person, any direct or indirect liability, contingent or otherwise, of such Person with respect to any indebtedness, lease, dividend or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business) or discounted or sold with recourse by such Person, or in respect of which such Person is otherwise directly or indirectly liable, including, without limitation, any such obligation in effect guaranteed by such Person through any agreement (contingent or otherwise) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain the solvency or any balance sheet or other financial condition of the obligor of such obligation, or to make payment for any products, materials or supplies or for any transportation or service, regardless of the non-delivery or non-furnishing thereof, in any such case if the purpose or intent of such agreement is to provide assurance that such obligation will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected against loss in respect thereof. The amount of any Guarantee shall be equal to the outstanding principal amount of the obligation guaranteed or such lesser amount to which the maximum exposure of the guarantor shall have been specifically limited.

                  "HAZARDOUS SUBSTANCE" shall mean (i) any material or substance defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous material," "toxic substances" or any other formulations intended to define, list or classify substances by reason of their deleterious properties, (ii) any oil, petroleum or petroleum derived substance, (iii) any flammable substances or explosives, (iv) any radioactive materials, (v) asbestos in any form, (vi) electrical equipment that contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of 50 parts per million, (vii) pesticides or (viii) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental agency or authority or which may or could pose a hazard to the health and safety of persons in the vicinity thereof.

                  "HEDGE TREASURY NOTE(S)" shall mean, with respect to any Accepted Note, the United States Treasury Note or Notes whose duration (as determined by Prudential) most closely matches the duration of such Accepted Note.

                  "HOSTILE TENDER OFFER" shall mean, with respect to the use of proceeds of any Note, any offer to purchase, or any purchase of, shares of capital stock of any corporation or equity interests in any other entity, or securities convertible into or representing the beneficial ownership of, or rights to acquire, any such shares or equity interests, if such shares, equity interests, securities or rights are of a class which is publicly traded on any securities exchange or in any over-the-counter market, other than purchases of such shares, equity interests, securities or rights representing less than 5% of the equity interests or beneficial ownership of such corporation or other entity for portfolio investment purposes, and such offer or purchase has not been duly approved by the board of directors of such corporation or the equivalent governing body of such other entity prior to the date on which the Company makes the Request for Purchase of such Note.

                  "INCLUDING" shall mean, unless the context clearly requires otherwise, "including without limitation."

                  "INDEBTEDNESS" shall mean, with respect to any Person and without duplication,

                  (i) its liabilities for borrowed money, including those evidenced by notes, bonds, debentures and similar instruments, and its redemption obligations in respect of mandatorily redeemable Preferred Stock;

                  (ii) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

                  (iii) all of its Capitalized Lease Obligations;

                  (iv) all liabilities secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

                  (v)   Swaps of such Person;

                  (vi) unfunded pension liabilities;

                  (vii) the outstanding balance of the purchase price of uncollected accounts receivable of such Person subject at such time to a sale of receivables or other similar transaction, regardless of whether such transaction is effected without recourse to such Person or in a manner which would not be reflected on the balance sheet of such Person in accordance with GAAP;

                  (viii) obligations under letters of credit;

                  (ix) obligations under acceptance facilities;

                  (x) the present value of Rental Obligations discounted at an annual rate of 10% per annum; and

                  (xi) all its Guarantees with respect to liabilities of a type described in any of clauses (i) through (vii), (ix) and (x) hereof.

Indebtedness of any Person shall include all obligations of such Person of the character described in the immediately preceding clauses (i) through (ix) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

                  "INHAM EXEMPTION" shall have the meaning set forth in paragraph 9B.

                  "JEVIC" shall mean Jevic Transportation, Inc., a New Jersey corporation.

                  "INTEREST EXPENSE" shall mean, with respect to any period, the sum (without duplication) of (i) all interest and prepayment charges in respect of any Total Indebtedness (including imputed interest in respect of Capitalized Lease Obligations and net costs of Swaps) deducted in determining Net Income for such period, together with all interest capitalized or deferred during such period and not deducted in determining Net Income for such period, plus (ii) all debt discount and expense amortized or required to be amortized in the determination of Net Income for such period.

                  "ISSUANCE FEE" shall have the meaning specified in paragraph 2I(2).

                  "ISSUANCE PERIOD" shall have the meaning specified in paragraph 2B.

                  "LIEN" shall mean any mortgage, pledge, priority, security interest, encumbrance, contractual deposit arrangement, lien (statutory or otherwise) or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction) or any other type of preferential arrangement for the purpose, or having the effect, of protecting a creditor against loss or securing the payment or performance of an obligation.

                  "MINORITY INTERESTS" shall mean any shares of capital stock of a Subsidiary (other than directors' qualifying shares as required by law) that are not owned by the Company or a Wholly Owned Subsidiary.

                  "MOODY'S" shall mean Moody's Investors Service, Inc. and its successors.

                  "MULTIEMPLOYER PLAN" shall mean any Plan which is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

                  "NAIC ANNUAL STATEMENT" shall have the meaning set forth in paragraph 9B.

                  "NET INCOME" shall mean, for any computation period, with respect to the Company on a consolidated basis with its Subsidiaries (other than any Subsidiary which is restricted from declaring or paying dividends or otherwise advancing funds to its parent whether by contract or otherwise), cumulative net income earned during such period as determined in accordance with GAAP.

                  "NET PROCEEDS" shall mean the net cash proceeds from the sale or issuance of any equity securities, net of all underwriters' discounts and commissions, other marketing and selling expenses.

                  "NET WORTH" shall mean, as at any time of determination thereof, the consolidated stockholders' equity of the Company and its Subsidiaries.

                  "NOTE DOCUMENTS" shall mean means this Agreement, the Notes, the Subsidiary Guaranty Agreement, the Sharing Agreement, and all other instruments, certificates, documents and other writings now or hereafter executed and delivered by the Company, any Subsidiary of the Company or any other Person pursuant to or in connection with any of the foregoing or any of the transactions contemplated thereby, and any and all amendments, restatements supplements and other modifications to any of the foregoing.

                  "NOTES" shall have the meaning specified in paragraph 1.

                  "OFFICER'S CERTIFICATE" shall mean a certificate signed in the name of the Company by an Authorized Officer of the Company.

                  "OPERATING LEASE" shall mean any lease of any property (whether real, personal or mixed) which is not a Capital Lease.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation.

                  "PERSON" shall mean and include an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

                  "PICA" shall mean The Prudential Insurance Company of America, a New Jersey corporation.

                  "PLAN" shall mean any employee pension benefit plan (as such term is defined in section 3 of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or any ERISA Affiliate.

                  "PREFERRED STOCK" shall mean any class of capital stock of a corporation that is preferred over any other class of capital stock of such corporation as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such corporation.

                  "PRUDENTIAL" shall mean Prudential Investment Management, Inc., a New Jersey corporation.

                  "PRUDENTIAL AFFILIATE" shall mean (i) any corporation or other entity controlling, controlled by, or under common control with, Prudential either directly or through subsidiaries and (ii) any managed account or investment fund which is managed by Prudential or a Prudential Affiliate described in clause (i) of this definition. For purposes of this definition, the terms "control", "controlling" and "controlled" shall mean the ownership, directly or through subsidiaries, of a majority of a corporation's or other entity's Voting Stock or equivalent voting securities or interests.

                  "PURCHASERS" shall mean PICA, Pruco Life Insurance Company, Reliastar Life Insurance Company and Southland Life Insurance Company with respect to the Series A Notes and, with respect to any Accepted Notes the Prudential Affiliate(s), which are purchasing such Accepted Notes.

                  "QPAM EXEMPTION" shall have the meaning set forth in paragraph 9B.

                  "RELATED PARTY" shall mean (i) any Shareholder, (ii) any executive officer, director, agent or employee of the Company, (iii) all persons to whom such Persons are related by blood, adoption or marriage and (iv) all Affiliates of the foregoing Persons.

                  "RENTAL EXPENSE" shall mean with reference to any period, the aggregate amount of all payments for rent or additional rent (including all payments for taxes and insurance made directly to the lessor, but excluding payments for maintenance, repairs, alterations, construction, demolition and the like) for which the Company or Subsidiaries are directly or indirectly liable (as lessee or as guarantor or other surety) under all Operating Leases in effect at any time during such period.

                  "RENTAL OBLIGATIONS" shall mean with reference to any period end, the aggregate amount of all future payments for rent or additional rent (including all payments for taxes and insurance made directly to the lessor, but excluding payments for maintenance, repairs, alterations, construction, demolition and the like) for which the Company or Subsidiaries are directly or indirectly liable (as lessee or as guarantor or other surety) under all Operating Leases in effect at such period end that are not cancelable.

                  "REPORTABLE EVENT" shall mean any of the events set forth in section 4043(b) of ERISA or the regulation thereunder, a withdrawal from a plan described in Section 4063 of ERISA, or a cessation of operations described in section 4062(e) of ERISA.

                  "REQUEST FOR PURCHASE" shall have the meaning specified in paragraph 2D.

                  "REQUIRED HOLDER(S)" shall mean the holder or holders of at least 51% of the aggregate principal amount of the Notes outstanding at such time.

                  "RESCHEDULED CLOSING DAY" shall have the meaning specified in paragraph 2H(3).

                  "RESPONSIBLE OFFICER" shall mean the chief executive officer, chief operating officer, chief financial officer or chief accounting officer of the Company or any other officer of the Company involved principally in its financial administration or its controllership function.

                  "SAIA" shall mean Saia Motor Freight Line, Inc., a Louisiana corporation.

                  "S & P" shall mean Standard & Poor's Ratings Group, a division of the McGraw-Hill Companies, Inc., and its successors.

                  "SEC" shall mean the Securities and Exchange Commission (or any governmental body or agency succeeding to the function of the Securities and Exchange Commission).

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

                  "SERIES" shall have the meaning specified in paragraph 1.

                  "SERIES A CLOSING" shall have the meaning specified in paragraph 2H(1).

                  "SERIES A NOTE(S)" shall have the meaning specified in paragraph 2H(1).

                  "SHAREHOLDER" shall mean and include any Person who owns, beneficially or of record, directly or indirectly, at any time during any year with respect to which a computation is being made, either individually or together with all persons to whom such Person is related by blood, adoption or marriage, 5% or more of the outstanding Voting Stock of the Company.

                  "SHARING AGREEMENT" shall mean the Sharing Agreement in the form of Exhibit G attached hereto, as amended from time to time.

                  "SIGNIFICANT HOLDER" shall mean (i) Prudential, so long as Prudential or any Prudential Affiliate shall hold (or be committed under this Agreement to purchase) any Note or (ii) any other holder of at least 5% of the aggregate principal amount of the Notes from time to time outstanding.

                  "STRUCTURING FEE" shall have the meaning specified in paragraph 2I(1).

                  "SUBORDINATED DEBT" shall mean the 7% Convertible Subordinated Debentures Due 2011 evidenced by the Indenture between the Company (formerly Preston Corporation) and Manufacturers Hanover Trust Company, as Trustee, dated as of May 1, 1986.

                  "SUBSIDIARY" shall mean any corporation organized under the laws of any state of the United States of America, Canada, or any province of Canada, which conducts the major portion of its business in and makes the major portion of its sales to Persons located in the United States of America or Canada, and at least 51% of the total combined voting power of all classes of Voting Stock of which] shall, at the time as of which any determination is being made, be owned by the Company either directly or through Subsidiaries.

                  "SUBSIDIARY GUARANTOR" shall mean Saia and Jevic and each other Subsidiary of the Company that has executed the Subsidiary Guaranty Agreement or a Guarantor Supplement in the form attached to the Subsidiary Guaranty Agreement.

                  "SUBSIDIARY GUARANTY AGREEMENT" shall mean the Guaranty Agreement in the form of Exhibit F hereto, as amended from time to time.

                  "SWAPS" shall mean, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency. For the purposes of this Agreement, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.

                  "TANGIBLE ASSETS" shall mean the consolidated assets of the Company and its Subsidiaries less, without duplication, (i) intangible assets including, without limitation, goodwill, licenses, organizational expense, unamortized debt discount and expense carried as an asset, all reserves and any write-up in the book value of assets and (ii) all reserves for depreciation and other asset valuation reserves (but excluding reserves for federal, state and other income taxes).

                  "TANGIBLE NET WORTH" shall mean, without duplication, as at any time of determination thereof, Net Worth less (i) all intangible items, including, without limitation, goodwill, licenses, organizational expense, unamortized debt discount and expense carried as an asset, all reserves and any write-up in the book value of assets and (ii) all reserves for depreciation and other asset valuation reserves (but excluding reserves for federal, state, and other income taxes), net of accumulated amortization.

                  "TOTAL INDEBTEDNESS" shall mean the consolidated Indebtedness of the Company and its Subsidiaries.

                  "TRANSFER" shall mean, with respect to any item, the sale, exchange, conveyance, lease, transfer or other disposition of such item.

                  "TRANSFEREE" shall mean any direct or indirect transferee of all or any part of any Note purchased by any Purchaser under this Agreement.

                  "VOTING STOCK" shall mean, with respect to any corporation, any shares of stock of such corporation whose holders are entitled under ordinary circumstances to vote for the election of directors of such corporation (irrespective of whether at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

                  "WHOLLY OWNED SUBSIDIARY" shall mean any corporation organized under the laws of any state of the United States, Canada, or any province of Canada, which conducts the major portion of its business in and makes the major portion of its sales to Persons located in the United States or Canada, all of the stock of every class of which is, at the time as of which any determination is being made, owned by the Company either directly or through Wholly Owned Subsidiaries, and which has outstanding no options, warrants, rights or other securities entitling the holder thereof (other than the Company or a Wholly Owned Subsidiary) to acquire shares of capital stock of such corporation.

                  10C. ACCOUNTING PRINCIPLES, TERMS AND DETERMINATIONS. All references in this Agreement to "GAAP" shall be deemed to refer to generally accepted accounting principles in effect in the United States on January 1, 2002. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all unaudited financial statements and certificates and reports as to financial matters required to be furnished hereunder shall be prepared, in accordance with GAAP applied on a basis consistent with the most recent audited financial statements delivered pursuant to clause (ii) of paragraph 5A or, if no such statements have been so delivered, the most recent audited financial statements referred to in clause (i) of paragraph 8B.

                  11.  MISCELLANEOUS.

                  11A. NOTE PAYMENTS. The Company agrees that, so long as any Purchaser shall hold any Note, it will make payments of principal of, interest on, and any Yield-Maintenance Amount payable with respect to, such Note, which comply with the terms of this Agreement, by wire transfer of immediately available funds for credit (not later than 12:00 noon, New York City local time, on the date due) to (i) the account or accounts of such Purchaser, if any, as are specified in the Purchaser Schedule attached hereto, (ii) the account or accounts of such Purchaser specified in the Confirmation of Acceptance with respect to such Note or (iii) such account or accounts in the United States as such Purchaser may from time to time designate in writing, notwithstanding any contrary provision herein or in any Note with respect to the place of payment. Each Purchaser agrees that, before disposing of any Note, it will make a notation thereon (or on a schedule attached thereto) of all principal payments previously made thereon and of the date to which interest thereon has been paid. The Company agrees to afford the benefits of this paragraph 11A to any Transferee which shall have made the same agreement as the Purchasers have made in this paragraph 11A. No holder shall be required to present or surrender any Note or make any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, the applicable holder shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office.

                  11B. EXPENSES. The Company agrees, whether or not the transactions contemplated hereby shall be consummated, to pay, and save Prudential, each Purchaser and any Transferee harmless against liability for the payment of, all out-of-pocket expenses arising in connection with such transactions, including:

                  (i) (A) all stamp and documentary taxes and similar charges,
         (B) costs of obtaining a private placement number from S&P for the Notes and (C) fees and expenses of brokers, agents, dealers, investment banks or other intermediaries or placement agents, in each case as a result of the execution and delivery of this Agreement or the issuance of the Notes;

                  (ii) document production and duplication charges and the fees and expenses of any special counsel engaged by Prudential or such Purchaser or such Transferee (other than any fees or expenses of such Purchaser or Transferee in connection with the transfer of any Note) in connection with (A) this Agreement and the transactions contemplated hereby and (B) any subsequent proposed waiver, amendment or modification of, or proposed consent under, this Agreement, whether or not such the proposed action shall be effected or granted;

                  (iii) the costs and expenses, including attorneys' and financial advisory fees, incurred by Prudential or such Purchaser or such Transferee in enforcing (or determining whether or how to enforce) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the transactions contemplated hereby or by reason of Prudential or such Purchaser's or such Transferee's having acquired any Note, including without limitation costs and expenses incurred in any workout, restructuring or renegotiation proceeding or bankruptcy case; and

                  (iv) any judgment, liability, claim, order, decree, cost, fee, expense, action or obligation resulting from the consummation of the transactions contemplated hereby, including the use of the proceeds of the Notes by the Company.

                  The obligations of the Company under this paragraph 11B shall survive the transfer of any Note or portion thereof or interest therein by any Purchaser or Transferee and the payment of any Note. The Company's obligations under clause (ii)(A) of this paragraph 11B shall be deemed to have been fully satisfied upon payment of the Structuring Fee.

                  11C. CONSENT TO AMENDMENTS. This Agreement may be amended, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if the Company shall obtain the written consent to such amendment, action or omission to act, of the Required Holder(s) except that, (i) with the written consent of the holders of all Notes of a particular Series, and if an Event of Default shall have occurred and be continuing, of the holders of all Notes of all Series, at the time outstanding (and not without such written consents), the Notes of such Series may be amended or the provisions thereof waived to change the maturity thereof, to change or affect the principal thereof, or to change or affect the time of payment of, or increase the rate of, interest on or any Yield-Maintenance Amount payable with respect to the Notes of such Series, (ii) without the written consent of the holder or holders of all Notes at the time outstanding, no amendment to or waiver of the provisions of this Agreement shall change or affect the provisions of paragraph 7A or this paragraph 11C insofar as such provisions relate to proportions of the principal amount of the Notes of any Series, or the rights of any individual holder of Notes, required with respect to any declaration of Notes to be due and payable or with respect to any consent, amendment, waiver or declaration, (iii) with the written consent of Prudential (and not without the written consent of Prudential) the provisions of paragraph 2 may be amended or waived (except insofar as any such amendment or waiver would affect any rights or obligations with respect to the purchase and sale of Notes which shall have become Accepted Notes prior to such amendment or waiver) and (iv) with the written consent of all of the Purchasers which shall have become obligated to purchase Accepted Notes of any Series (and not without the written consent of all such Purchasers), any of the provisions of paragraphs 2 and 3 may be amended or waived insofar as such amendment or waiver would affect only rights or obligations with respect to the purchase and sale of the Accepted Notes of such Series or the terms and provisions of such Accepted Notes. Each holder of any Note at the time or thereafter outstanding shall be bound by any consent authorized by this paragraph 11C, whether or not such Note shall have been marked to indicate such consent, but any Notes issued thereafter may bear a notation referring to any such consent. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein and in the Notes, the term "THIS AGREEMENT" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

                  11D. FORM, REGISTRATION, TRANSFER AND EXCHANGE OF NOTES; LOST NOTES. The Notes are issuable as registered notes without coupons in denominations of at least $100,000, except as may be necessary to reflect any principal amount not evenly divisible by $100,000. The Company shall keep at its principal office a register in which the Company shall provide for the registration of Notes and of transfers of Notes. Upon surrender for registration of transfer of any Note at the principal office of the Company, the Company shall, at its expense, execute and deliver one or more new Notes of like tenor and of a like aggregate principal amount, registered in the name of such transferee or transferees. At the option of the holder of any Note, such Note may be exchanged for other Notes of like tenor and of any authorized denominations, of a like aggregate principal amount, upon surrender of the Note to be exchanged at the principal office of the Company. Whenever any Notes are so surrendered for exchange, the Company shall, at its expense, execute and deliver the Notes which the holder making the exchange is entitled to receive. Each installment of principal payable on each installment date upon each new
Note issued upon any such transfer or exchange shall be in the same proportion to the unpaid principal amount of such new Note as the installment of principal payable on such date on the Note surrendered for registration of transfer or exchange bore to the unpaid principal amount of such Note. No reference need be made in any such new Note to any installment or installments of principal previously due and paid upon the Note surrendered for registration of transfer or exchange. Every Note surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer duly executed, by the holder of such Note or such holder's attorney duly authorized in writing. Any Note or Notes issued in exchange for any Note or upon transfer thereof shall carry the rights to unpaid interest and interest to accrue which were carried by the Note so exchanged or transferred, so that neither gain nor loss of interest shall result from any such transfer or exchange. Upon receipt of written notice from the holder of any Note of the loss, theft, destruction or mutilation of such Note and, in the case of any such loss, theft or destruction, upon receipt of such holder's unsecured indemnity agreement, or in the case of any such mutilation upon surrender and cancellation of such Note, the Company will make and deliver a new Note, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Note.

                  11E. PERSONS DEEMED OWNERS; PARTICIPATIONS. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name any Note is registered as the owner and holder of such Note for the purpose of receiving payment of principal of and interest on, and any Yield-Maintenance Amount payable with respect to, such Note and for all other purposes whatsoever, whether or not such Note shall be overdue, and the Company shall not be affected by notice to the contrary. Subject to the preceding sentence, the holder of any Note may from time to time grant participations in all or any part of such Note to any Person on such terms and conditions as may be determined by such holder in its sole and absolute discretion.

                  11F. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT. All representations and warranties contained herein or made in writing by or on behalf of the Company in connection herewith shall survive the execution and delivery of this Agreement and the Notes, the transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any Transferee, regardless of any investigation made at any time by or on behalf of any Purchaser or any Transferee. Subject to the preceding sentence, this Agreement, the Notes, the letter dated July 12, 2002 from PICA to the Company, the letter dated September 6, 2002 from Prudential to the Company and each Confirmation of Acceptance embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings relating to such subject matter.

                  11G. SUCCESSORS AND ASSIGNS. All covenants and other agreements in this Agreement contained by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including, without limitation, any Transferee) whether so expressed or not. Each Purchaser and each Transferee hereby agree that upon becoming a holder of any Note it shall become, without any further action on the part of such Person or the parties to the Sharing Agreement, a party to the Sharing Agreement and the terms of the Sharing Agreement shall bind and inure to the benefit of such Person.

                  11H. INDEPENDENCE OF COVENANTS. All covenants hereunder shall be given independent effect so that if a particular action or condition is prohibited by any one of such covenants, the fact that it would be permitted by an exception to, or otherwise be in compliance within the limitations of, another covenant shall not avoid the occurrence of a Default or Event of Default if such action is taken or such condition exists.

                  11I. NOTICES. All written communications provided for hereunder (other than communications provided for under paragraph 2) shall be sent by first class mail or nationwide overnight delivery service (with charges prepaid) and (i) if to Prudential or any Purchaser, addressed as specified for such communications in the Purchaser Schedule attached hereto (in the case of the Series A Notes) or the Purchaser Schedule attached to the applicable Confirmation of Acceptance (in the case of any Notes issued after the date hereof) or at such other address as Prudential or any such Purchaser shall have specified to the Company in writing, (ii) if to any other holder of any Note, addressed to it at such address as it shall have specified in writing to the Company, or, if any such holder shall not have so specified an address, then addressed to such holder in care of the last holder of such Note which shall have so specified an address to the Company and (iii) if to the Company, addressed to it at One Main Plaza, 4435 Main Street, Kansas City, MO 64111; provided, however, that any such communication to the Company may also, at the option of the Person sending such communication, be delivered by any other means either to the Company at its address specified above or to any Authorized Officer of the Company. Any communication pursuant to paragraph 2 shall be made by the method specified for such communication in paragraph 2, and shall be effective to create any rights or obligations under this Agreement only if, in the case of a telephone communication, an Authorized Officer of the party conveying the information and of the party receiving the information are parties to the telephone call, and in the case of a telecopier communication, the communication is signed by an Authorized Officer of the party conveying the information, addressed to the attention of an Authorized Officer of the party receiving the information, and in fact received at the telecopier terminal the number of which is listed for the party receiving the communication in the Purchaser Schedule or at such other telecopier terminal as the party receiving the information shall have specified in writing to the party sending such information.

                  11J. PAYMENTS DUE ON NON-BUSINESS DAYS. Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or interest on, or Yield-Maintenance Amount payable with respect to, any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day. If the date for any payment is extended to the next succeeding Business Day by reason of the preceding sentence, the period of such extension shall not be included in the computation of the interest payable on such Business Day.

                  11K. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  11L. DESCRIPTIVE HEADINGS. The descriptive headings of the several paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                  11M. SATISFACTION REQUIREMENT. If any agreement, certificate or other writing, or any action taken or to be taken, is by the terms of this Agreement required to be satisfactory to Prudential, any Purchaser, to any holder of Notes or to the Required Holder(s), the determination of such satisfaction shall be made by Prudential, such Purchaser, such holder or the Required Holder(s), as the case may be, in the sole and exclusive judgment (exercised in good faith) of the Person or Persons making such determination.

                  11N. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.

                  11O. SEVERALTY OF OBLIGATIONS. The sales of Notes to the Purchasers are to be several sales, and the obligations of Prudential and the Purchasers under this Agreement are several obligations. No failure by Prudential or any Purchaser to perform its obligations under this Agreement shall relieve any other Purchaser or the Company of any of its obligations hereunder, and neither Prudential nor any Purchaser shall be responsible for the obligations of, or any action taken or omitted by, any other such Person hereunder.

                  11P. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                  11Q. BINDING AGREEMENT. When this Agreement is executed and delivered by the Company, Prudential and the Purchasers of the Series A Notes, it shall become a binding agreement between the Company, Prudential and the Purchasers of the Series A Notes. This Agreement shall also inure to the benefit of each Purchaser which shall have executed and delivered a Confirmation of Acceptance, and each such Purchaser shall be bound by this Agreement to the extent provided in such Confirmation of Acceptance.

                  11R. WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION.

                  (i) THE COMPANY, PRUDENTIAL AND EACH HOLDER OF NOTES HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION OF ANY CLAIM WHICH IS BASED HEREON, OR ARISES OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR THE OTHER NOTE DOCUMENTS, OR ANY TRANSACTIONS RELATING HERETO OR THERETO, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF THE COMPANY, PRUDENTIAL OR THE HOLDERS OF THE NOTES. THE COMPANY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR PRUDENTIAL AND EACH PURCHASER TO BECOME A PARTY TO THIS AGREEMENT AND TO PURCHASE NOTES HEREUNDER.

                  (ii) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, THE NOTES, THE OTHER NOTE DOCUMENTS OR ANY TRANSACTIONS RELATING HERETO OR THERETO, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF THE COMPANY, PRUDENTIAL OR THE HOLDERS OF NOTES MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND THE COMPANY HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. THE COMPANY, PRUDENTIAL AND EACH HOLDER OF NOTES HEREBY IRREVOCABLY WAIVES ANY OBJECTIONS, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

                  (iii) The Company hereby agrees that process may be served on it by certified mail, return receipt requested, to the addresses pertaining to it as specified in paragraph 11I or on Corporation Service Company, located at 80 State Street, Albany, NY 12207, and hereby appoints Corporation Service Company as its agent to receive such service of process. Any and all service of process and any other notice in any such action, suit or proceeding shall be effective against the Company if given by registered or certified mail, return receipt requested, or by any other means or mail which requires a signed receipt, postage prepaid, mailed as provided above. In the event Corporation Service Company shall not be able to accept service of process as aforesaid and if the Company shall not maintain an office in New York City, the Company shall promptly appoint and maintain an agent qualified to act as an agent for service of process with respect to the courts specified in paragraph 11R(ii), and acceptable to the Required Holder(s), as the Company's authorized agent to accept and acknowledge on the Company's behalf service of any and all process which may be served in any such action, suit or proceeding.

                  11S. CONFIDENTIAL INFORMATION. For the purposes of this paragraph 11S, "CONFIDENTIAL INFORMATION" means information delivered to Prudential or any Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by Prudential or such Purchaser as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to Prudential or such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by Prudential or such Purchaser or any person acting on behalf of Prudential or such Purchaser, (c) otherwise becomes known to Prudential or such Purchaser other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to Prudential or such Purchaser under paragraph 5A that are otherwise publicly available. Prudential and each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by Prudential or such Purchaser in good faith to protect confidential information of third parties delivered to Prudential or such Purchaser, provided that Prudential or such Purchaser may deliver or disclose Confidential Information to (i) its directors, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (ii) its financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this paragraph 11S, (iii) any other holder of any Note, (iv) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this paragraph 11S), (v) any Person from which Prudential or such Purchaser offers to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this paragraph 11S),
(vi) any federal or state regulatory authority having jurisdiction over Prudential or such Purchaser, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about the investment portfolio of Prudential or such Purchaser or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to Prudential or such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which Prudential or such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent Prudential or such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under its Notes or this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this paragraph 11S as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such



                                * * * * * * * *
holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this paragraph 11S.

                  If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this letter and return the same to the Company, whereupon this letter shall become a binding agreement between the Company and you.


                                              Very truly yours,

                                              SCS TRANSPORTATION, INC.


                                              By: /s/ M. A. Trucksees III
                                                 -------------------------------
                                                  Title: President & CEO


The foregoing Agreement is hereby accepted as of the date first above written.

PRUDENTIAL INVESTMENT MANAGEMENT, INC.


By: /s/ Brian N. Thomas
    --------------------------------------
         Vice President


THE PRUDENTIAL INSURANCE COMPANY
  OF AMERICA


By: /s/ Brian N. Thomas
    --------------------------------------
         Vice President




PRUCO LIFE INSURANCE COMPANY


By: /s/ Brian N. Thomas
    --------------------------------------
         Vice President

RELIASTAR LIFE INSURANCE COMPANY

By:   Prudential Private Placement Investors,
      L.P. (as Investment Advisor)

By:   Prudential Private Placement Investors, Inc.
      (as its General Partner)


By: /s/ Brian N. Thomas
    --------------------------------------
         Vice President


SOUTHLAND LIFE INSURANCE COMPANY

By:   Prudential Private Placement Investors,
      L.P. (as Investment Advisor)

By:   Prudential Private Placement Investors, Inc.
      (as its General Partner)


By: /s/ Brian N. Thomas
    --------------------------------------
         Vice President

                               PURCHASER SCHEDULE

                                                                             AGGREGATE PRINCIPAL
                                                                               AMOUNT OF NOTES              NOTE
                                                                               TO BE PURCHASED        DENOMINATION(S)
                                                                             -------------------      ---------------
        THE PRUDENTIAL INSURANCE COMPANY OF
          AMERICA                                                                $71,598,000            $71,598,000

(1) All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

        Account No.:  890-0304-391

        The Bank of New York
        New York, New York
        (ABA No.:  021-000-018)

        Each such wire transfer shall set forth the name of the Company, a reference to "7.38% Senior Notes, Series A, due December 31, 2013,
        Security No. [INV 8075], PPN 81111TA*3", and the due date and application (as among principal, interest and Yield-Maintenance
        Amount) of the payment being made.

(2)     Address for all notices relating to payments:

        The Prudential Insurance Company of America
        c/o Investment Operations Group
        Gateway Center Two, 10th Floor
        100 Mulberry Street
        Newark, New Jersey 07102-4077

        Attention:  Manager

(3)     Address for all other communications and notices:

        The Prudential Insurance Company of America
        c/o Prudential Capital Group
        2200 Ross Avenue, Suite 4200E
        Dallas, Texas 75201

        Attention:  Managing Director

(4)     Recipient of telephonic prepayment notices:

        Manager, Trade Management Group

        Telephone:  (973) 367-3141
        Facsimile:   (973) 802-4925

(5)     Tax Identification No.:  22-1211670

(6)     Authorized Officers:

           Randall M. Kob
           Ric E. Abel
           Jay D. Squiers
           Brian N. Thomas
           or any other Vice President of Prudential


                                                                             AGGREGATE PRINCIPAL
                                                                               AMOUNT OF NOTES              NOTE
                                                                               TO BE PURCHASED        DENOMINATION(S)
                                                                             -------------------      ---------------


        PRUCO LIFE INSURANCE COMPANY                                             $3,402,000              $3,402,000

(1) All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

        Account No.:  890-0304-421

        The Bank of New York
        New York, New York
        (ABA No.:  021-000-018)

        Each such wire transfer shall set forth the name of the Company, a reference to "7.38% Senior Notes, Series A, due December 31, 2013,
        Security No. [INV 8075], PPN 81111TA*3", and the due date and application (as among principal, interest and Yield-Maintenance
        Amount) of the payment being made.

(2)     Address for all notices relating to payments:

        Pruco Life Insurance Company
        c/o Investment Operations Group
        Gateway Center Two, 10th Floor
        100 Mulberry Street
        Newark, New Jersey 07102-4077

        Attention:  Manager

(3)     Address for all other communications and notices:

        Pruco Life Insurance Company
        c/o Prudential Capital Group
        2200 Ross Avenue, Suite 4200E
        Dallas, Texas 75201

        Attention:  Managing Director

(4)     Recipient of telephonic prepayment notices:

        Manager, Trade Management Group

        Telephone:  (973) 367-3141
        Facsimile:   (973) 802-4925

(5)     Tax Identification No.:  22-1944557

(6)     Authorized Officers:

           Randall M. Kob
           Ric E. Abel
           Jay D. Squiers
           Brian N. Thomas
           or any other Vice President of Prudential


                                                                             AGGREGATE PRINCIPAL
                                                                               AMOUNT OF NOTES              NOTE
                                                                               TO BE PURCHASED        DENOMINATION(S)
                                                                             -------------------      ---------------


        RELIASTAR LIFE INSURANCE COMPANY                                         $15,000,000            $15,000,000

(1) All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

        The Bank of New York
        New York, New York
        ABA No.:  021-000-018
        BNF:  111566 - Inst'l Custody
        Reference: ReliaStar Life Insurance Company, Account No. 187035 and Cusip # 81111TA*3 with sufficient information to identify the source and application of such funds

        Each such wire transfer shall set forth the name of the Company, a reference to "7.38% Senior Notes, Series A, due December 31, 2013, PPN
        81111TA*3", and the due date and application (as among principal, interest and Yield-Maintenance Amount) of the payment being made.

(2)     Address for all notices relating to payments:

        ING Investment Management LLC
        5780 Powers Ferry Road, NW, Suite 300
        Atlanta, Georgia 30327-4943

        Attention:  Securities Accounting

        Facsimile:   (770) 690-4899

(3)     Address for all other communications and notices:

        Prudential Private Placement Investors, L.P.
        Four Gateway Center
        100 Mulberry Street
        Newark, New Jersey 07102

        Attention:  Albert Trank, Senior Vice President

        Telephone:  (973) 802-8608
        Facsimile:   (973) 624-6432

(4)     Recipient of telephonic prepayment notices:

        Manager, Trade Management Group

        Telephone:  (973) 802-8107
        Facsimile:   (973) 802-9425

(5)     Tax Identification No.:  41-0451140

(6)     Authorized Officers:

           Randall M. Kob
           Ric E. Abel
           Jay D. Squiers
           Brian N. Thomas
           or any other Vice President of Prudential

                                                                             AGGREGATE PRINCIPAL
                                                                               AMOUNT OF NOTES              NOTE
                                                                               TO BE PURCHASED        DENOMINATION(S)
                                                                             -------------------      ---------------

        SOUTHLAND LIFE INSURANCE COMPANY                                         $10,000,000            $10,000,000


(1) All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

        The Bank of New York
        New York, New York
        ABA No.:  021-000-018
        BNF:  111566
        Attention:  P&I Department
        Reference:  Southland Life Insurance Company and Cusip #
        81111TA*3 with sufficient information to identify the source and application of such funds

        Each such wire transfer shall set forth the name of the Company, a reference to "7.38% Senior Notes, Series A, due December 31, 2013,
        PPN 81111TA*3", and the due date and application (as among principal, interest and Yield-Maintenance Amount) of the payment being made.

(2)     Address for all notices relating to payments:

        ING Investment Management LLC
        5780 Powers Ferry Road, NW, Suite 300
        Atlanta, Georgia 30327-4943

        Attention:  Securities Accounting

        Facsimile:   (770) 690-4899

(3)     Address for all other communications and notices:

        Prudential Private Placement Investors, L.P.
        Four Gateway Center
        100 Mulberry Street
        Newark, New Jersey 07102

        Attention:  Albert Trank, Senior Vice President

        Telephone:  (973) 802-8608
        Facsimile:   (973) 624-6432

(4)     Recipient of telephonic prepayment notices:

        Manager, Trade Management Group

        Telephone:  (973) 802-8107
        Facsimile:   (973) 802-9425

(5)     Tax Identification No.:  75-0572420

(6)     Authorized Officers:

           Randall M. Kob
           Ric E. Abel
           Jay D. Squiers
           Brian N. Thomas
           or any other Vice President of Prudential



        PRUDENTIAL INVESTMENT MANAGEMENT, INC.


(1)     Address for all notices relating to payments:

        Prudential Investment Management, Inc.
        c/o The Prudential Insurance Company of America
        Investment Operations Group
        Gateway Center Two, 10th Floor
        100 Mulberry Street
        Newark, New Jersey 07102-4077

        Attention:  Manager

(2)     Address for all other communications and notices:

        Prudential Investment Management, Inc.
        c/o Prudential Capital Group
        2200 Ross Avenue, Suite 4200E
        Dallas, Texas 75201

        Attention:  Managing Director

(3)     Recipient of telephonic prepayment notices:

        Manager, Trade Management Group

        Telephone:  (973) 367-3141
        Facsimile:   (973) 802-4925

(4)     Tax Identification No.:  22-2540245

(5)     Authorized Officers:

           Randall M. Kob
           Ric E. Abel
           Jay D. Squiers
           Brian N. Thomas
           or any other Vice President of Prudential

                                                                  SCHEDULE 6C(1)



                                 EXISTING LIENS



1. Mortgage dated December 9, 1998 in the amount of $5,775,000.00 recorded in Burlington County on 12/29/1998 Document No. 3257214 MB7466 pages 855-883

2. Commercial Deed of Trust dated December 9, 1998 in the amount of $2,175,000.00 recorded in Cabarrus County on December 16, 1998 filing No. 034963 Book 2391 pages 71-97

3. Mortgage dated December 9, 1998 in the amount of $4,200,000.00 recorded in Worcester County on December 15, 1998 filing No. 187793 Book 20798 pages 125-151

4. Mortgage Dated October 31, 1995, signed November 1, 1995, in the amount of $5,625,000.00 recorded in Burlington County, NJ on November 9, 1995 filing No. 080627 MB6144 pages 179-206

                                                                  SCHEDULE 6C(3)



                              EXISTING INVESTMENTS



1. Investments in assets in the Saia Motor Freight Line, Inc. Executive Capital Accumulation Plan (a non-qualified plan) valued at $1,353,306.36 as of August 31, 2002.

2. Investments in assets in the Jevic Transportation, Inc. Executive Capital Accumulation Plan (a non-qualified plan) valued at $310,262.51 as of August 31, 2002.

3. Investments evidenced by loans from Saia Motor Freight Line, Inc. to Daniel and David Fulkerson in connection with non-compete agreements in the aggregate amount of $1,116,019.31 as of August 31, 2002.

4. Investments evidenced by loans from Jevic Transportation, Inc. to 24 persons in connection with non-compete agreements in the aggregate outstanding balance of $998,602.00 at August 31, 2002.

                                                                     SCHEDULE 8G


                   LIST OF AGREEMENTS RESTRICTING INDEBTEDNESS


1. Agented Revolving Credit Agreement dated as of September 20, 2002 among the Company, the lenders parties thereto and the Bank of Oklahoma, as agent for such lenders.

                                                                     EXHIBIT A-1


                                 [FORM OF NOTE]


                            SCS TRANSPORTATION, INC.


                 _____% SENIOR NOTE, SERIES _____, DUE ________



No. R-____                                                       PPN:___________
ORIGINAL PRINCIPAL AMOUNT:
ORIGINAL ISSUE DATE:
INTEREST RATE:
INTEREST PAYMENT DATES:
FINAL MATURITY DATE:
PRINCIPAL INSTALLMENT DATES AND AMOUNTS:

                  FOR VALUE RECEIVED, the undersigned, SCS TRANSPORTATION, INC. (the "COMPANY"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to ___________, or registered assigns, the principal sum of __________ DOLLARS [on the Final Maturity Date specified above] [, payable in installments on the Principal Installment Dates and in the amounts specified above, and on the Final Maturity Date specified above in an amount equal to the unpaid balance of the principal hereof,] with interest (computed on the basis of a 360-day year--30-day month) (a) on the unpaid balance thereof from the date hereof at the Interest Rate per annum specified above, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on the occurrence and during the continuance of an Event of Default, at the Default Rate with respect to any outstanding principal hereof, any overdue payment of interest and any overdue payment of any Yield-Maintenance Amount, payable [semiannually] [quarterly] as aforesaid (or, at the option of the registered holder hereof, on demand).

                  Payments of principal of, interest on and any Yield-Maintenance Amount payable with respect to this Note are to be made at the main office of The Bank of New York in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

                  This Note is one of a series of Senior Notes (the "NOTES") issued pursuant to a Master Shelf Agreement, dated as of September 20, 2002 (the "AGREEMENT"), between the

Company and Prudential Investment Management, Inc. and the Purchasers named therein and is entitled to the benefits thereof. As provided in the Agreement, this Note is subject to prepayment, in whole or from time to time in part on the terms specified in the Agreement. Capitalized terms used and not otherwise defined herein have the meanings specified in the Agreement.

                  This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

                  [The Company agrees to make required prepayments of principal on the dates and in the amounts specified in the Agreement.] [This Note is [also] subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.]

                  In case an Event of Default, as defined in the Agreement, shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

                  The Company and any and all endorsers, guarantors and sureties severally waive grace, demand, presentment for payment, notice of dishonor or default, notice of intent to accelerate, notice of acceleration (to the extent set forth in the Agreement), protest and diligence in collecting.

                  Should any indebtedness represented by this Note be collected at law or in equity, or in bankruptcy or other proceedings, or should this Note be placed in the hands of attorneys for collection, the Company agrees to pay, in addition to the principal, premium, if any, and interest due and payable hereon, all costs of collecting or attempting to collect this Note, including reasonable attorneys' fees and expenses (including those incurred in connection with any appeal).


                                     A-1-2

                  THIS NOTE IS INTENDED TO BE PERFORMED IN THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF SUCH STATE.

                                         SCS TRANSPORTATION, INC.


                                         By:  ______________________________
                                                  [Vice] President


                                         By:  ______________________________
                                                  Treasurer


                                     A-1-3

                                                                     EXHIBIT A-2


                             [FORM OF SERIES A NOTE]


                            SCS TRANSPORTATION, INC.


               7.38% SENIOR NOTE, SERIES A, DUE DECEMBER 31, 2013


No. RA-____                                                       PPN:__________
ORIGINAL PRINCIPAL AMOUNT:
ORIGINAL ISSUE DATE:
INTEREST RATE:
INTEREST PAYMENT DATES:
FINAL MATURITY DATE:
PRINCIPAL INSTALLMENT DATES AND AMOUNTS:

                  FOR VALUE RECEIVED, the undersigned, SCS TRANSPORTATION, INC. (the "COMPANY"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to _________, or registered assigns, the principal sum of ___________ DOLLARS, payable in installments on the Principal Installment Dates and in the amounts specified above, and on the Final Maturity Date specified above in an amount equal to the unpaid balance of the principal hereof, with interest (computed on the basis of a 360-day year--30-day month) (a) on the unpaid balance thereof from the date hereof at the Interest Rate per annum specified above, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on the occurrence and during the continuance of an Event of Default, at the Default Rate with respect to any outstanding principal hereof, any overdue payment of interest and any overdue payment of any Yield-Maintenance Amount, payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand).

                  Payments of principal of, interest on and any Yield-Maintenance Amount payable with respect to this Note are to be made at the main office of The Bank of New York in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

                  This Note is one of a series of Senior Notes (the "NOTES") issued pursuant to a Master Shelf Agreement, dated as of September 20, 2002 (the "AGREEMENT"), between the Company and Prudential Investment Management, Inc. and the Purchasers named therein and is entitled to the benefits thereof. As provided in the Agreement, this Note is subject to prepayment, in whole or from time to time in part on the terms specified in the Agreement. Capitalized terms used and not otherwise defined herein have the meanings specified in the Agreement.

                  This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

                  The Company agrees to make required prepayments of principal on the dates and in the amounts specified in the Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.

                  In case an Event of Default, as defined in the Agreement, shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

                  The Company and any and all endorsers, guarantors and sureties severally waive grace, demand, presentment for payment, notice of dishonor or default, notice of intent to accelerate, notice of acceleration (to the extent set forth in the Agreement), protest and diligence in collecting.

                  Should any indebtedness represented by this Note be collected at law or in equity, or in bankruptcy or other proceedings, or should this Note be placed in the hands of attorneys for collection, the Company agrees to pay, in addition to the principal, premium, if any, and interest due and payable hereon, all costs of collecting or attempting to collect this Note, including reasonable attorneys' fees and expenses (including those incurred in connection with any appeal).


                                     A-2-2

                  THIS NOTE IS INTENDED TO BE PERFORMED IN THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF SUCH STATE.

                                          SCS TRANSPORTATION, INC.


                                          By:  ______________________________
                                                   [Vice] President


                                          By:  ______________________________
                                                   Treasurer



                                     A-2-3

                                                                       EXHIBIT B


                      [TO BE PLACED ON COMPANY LETTERHEAD]

                         [FORM OF REQUEST FOR PURCHASE]

                            SCS TRANSPORTATION, INC.


                  Reference is made to the Master Shelf Agreement (the "AGREEMENT"), dated as of September 20, 2002, between SCS Transportation, Inc. (the "COMPANY") and Prudential Investment Management, Inc. and the Purchasers listed on the Purchaser Schedule attached thereto. All terms used herein that are defined in the Agreement have the respective meanings specified in the Agreement.

                  Pursuant to paragraph 2D of the Agreement, the Company hereby makes the following Request for Purchase:

                  1.   Aggregate principal amount of
                          the Notes covered hereby
                          (the "NOTES")  ...................       $
                                                                    ----------

                  2.   Individual specifications of the Notes:

                                Principal
                  Final         Installment        Interest
Principal         Maturity      Dates and          Payment
Amount            Date          Amounts            Period(1)
---------         --------      -----------        ---------


                  3.   Use of proceeds of the Notes:

                  4. Proposed day for the closing of the purchase and sale of the Notes:

                  5.   The purchase price of the Notes is to be transferred to:

                                                            Name and
                  Name and Address          Number of       Telephone No.
                      of Bank               Account         of Bank Officer
                  ----------------          ---------       ---------------

--------------
         1 Specify quarterly or semi-annual.

                  6. The Company certifies (a) that the representations and warranties contained in paragraph 8 of the Agreement are true on and as of the date of this Request for Purchase except to the extent of changes caused by the transactions contemplated in the Agreement and (b) that there exists on the date of this Request for Purchase no Event of Default or Default.




Dated:


                                           SCS TRANSPORTATION, INC.


                                           By:  ______________________________
                                                    Authorized Officer

                                                                       EXHIBIT C


                      [FORM OF CONFIRMATION OF ACCEPTANCE]

                            SCS TRANSPORTATION, INC.


                  Reference is made to the Master Shelf Agreement (the "AGREEMENT"), dated as of September 20, 2002, between SCS Transportation, Inc. (the "COMPANY") and Prudential Investment Management, Inc. and the Purchasers named in the Purchaser Schedule attached thereto. All terms used herein that are defined in the Agreement have the respective meanings specified in the Agreement.

                  Each of the undersigned institutions which is named below as a Purchaser of any Accepted Notes hereby confirms the representations as to such Accepted Notes set forth in paragraph 9 of the Agreement, and agrees to be bound by the provisions of paragraphs 2F and 2H of the Agreement relating to the purchase and sale of such Accepted Notes.

                  Pursuant to paragraph 2F of the Agreement, an Acceptance with respect to the following Accepted Notes is hereby confirmed:

I.   Aggregate principal amount $
                                 ------------

                  (A)   (a) Name of Purchaser:
                        (b) Principal amount:
                        (c) Final maturity date:
                        (d) Principal installment dates and amounts:
                        (e) Interest rate:
                        (f) Interest payment period:
                        [(g) Designated spread:]

                  (B)   (a) Name of Purchaser:
                        (b) Principal amount:
                        (c) Final maturity date:
                        (d) Principal installment dates and amounts:
                        (e) Interest rate:
                        (f) Interest payment period:
                        [(g) Designated spread:]

                 [(C),(D) ....: same information as to any other Purchaser

II.   Closing Day:

III.   Facility Fee:





Dated:

                                        SCS TRANSPORTATION, INC.


                                        By:  ______________________________
                                               Title:



                                        PRUDENTIAL INVESTMENT
                                         MANAGEMENT, INC.


                                        By:  ______________________________
                                               Vice President



[Signature block for each other named Purchaser]

                                                                       EXHIBIT D


                     [FORM OF OPINION OF COMPANY'S COUNSEL]


                                [Date of Closing]


Prudential Investment Management, Inc.
The Prudential Insurance Company of America
Pruco Life Insurance Company
Reliastar Life Insurance Company
Southland Life Insurance Company
c/o Prudential Capital Group
Gateway Center Four
100 Mulberry Street
Newark, NJ 07102-4069

Dear Ladies and Gentlemen:

                  We are counsel for SCS Transportation, Inc., a Delaware corporation (the "COMPANY"), Saia Motor Freight Line, Inc., a Louisiana corporation ("SAIA") and Jevic Transportation, Inc., a New Jersey corporation ("JEVIC") (Saia and Jevic, collectively, the "GUARANTORS") in connection with the Master Shelf Agreement (the "AGREEMENT"), dated as of September 18, 2002, between the Company and Prudential Investment Management, Inc. and each Purchaser named therein (collectively, "PRUDENTIAL AND THE PURCHASERS" or "PRUDENTIAL AND/OR THE PURCHASERS"), pursuant to which the Company has issued to the Purchasers today ___% Senior Notes, Series __, due ____, dated _______________, 2002, of the Company in the aggregate principal amount of $____________ (the "NOTES") and pursuant to which the Guarantors have executed and delivered to you the Guaranty Agreement ("GUARANTY") dated as of September 30, 2002. All terms used herein that are defined in the Agreement have the same meaning herein as set forth in the Agreement. When used herein in relation to the Company, the term "material" refers to the Company and its Subsidiaries considered together on a consolidated basis. This letter is being delivered to you in satisfaction of the condition set forth in paragraph 3A(v) of the Agreement and with the understanding that you are purchasing the Notes in reliance on the opinions expressed herein.

                  In connection herewith, we have examined such certificates of public officials, certificates of officers of the Company, Saia and Jevic and copies certified to our satisfaction of corporate documents and records of the Company, Saia and Jevic and of other papers, and have made such other investigations, as we have deemed relevant and necessary as a basis for our opinion hereinafter set forth. We have relied upon such certificates of public officials and of officers of the Company, Saia and Jevic with respect to the accuracy of material factual matters contained therein which were not independently established. With respect to the opinion expressed in paragraph seven below, we have also relied upon the representation made by each Purchaser, in the first sentence of paragraph 9A of the Agreement.

                  In reaching the opinions set forth in paragraphs two, four and six of this letter, we have assumed, and to our actual knowledge there are no facts inconsistent with, the following:

                  a. Each of the parties to the Agreement, other than the Company, have duly and validly executed and delivered the Agreement and each such instrument, document and agreement (or duplicate original counterparts thereof) to be executed in connection with the loan transactions (collectively, the "LOAN") described in the Agreement, and the obligations of each such party (other than the Company, Saia and Jevic) set forth in the Agreement and in such instruments, documents and agreements are its legal, valid and binding obligations, enforceable against such party in accordance with their respective terms;

                  b. Each person executing the Agreement, other than on behalf of the Company, Saia and Jevic, whether individually or on behalf of an entity, is duly authorized to do so;

                  c. Each natural person executing any of the Agreement, Notes and Guaranty is legally competent to do so;

                  d. All signatures on the Agreement, Notes and Guaranty will be genuine;

                  e. The Agreement, Notes, Guaranty and all documents submitted to us as originals are authentic;

                  f. The Agreement, Notes, Guaranty and all documents submitted to us as certified or photostatic copies conform to the original document and all public records reviewed are accurate and complete;

                  g. The execution, delivery and performance of the Agreement and the purchase of the Notes by Prudential and the Purchasers:

                           (i) have been duly authorized by all necessary
                  corporate or other appropriate action on the part of Prudential and the Purchasers; and

                           (ii) do not contravene or conflict with any term or
                  provision of the articles of incorporation, by-laws or other governing documents of Prudential and the Purchasers;

                  h. The terms and conditions of the Loan as reflected in the Agreement, Notes and Guaranty have not been amended, modified or supplemented, directly or indirectly, by any other agreement or understanding of the parties or waiver of any of the material provisions of the Agreement, Notes and Guaranty, that would define, supplement or qualify the terms of the Agreement, Notes and Guaranty;

                  i. Prudential and the Purchasers and their successors and assigns will: (i) act in good faith and in a commercially reasonable manner in the exercise of any rights or enforcement of any remedies under the Agreement, Notes and Guaranty; (ii) not engage in any conduct in the exercise of such rights or enforcement of such remedies that would constitute anything other than fair dealing; and (iii) comply with all requirements of applicable procedural and substantive law in exercising any rights or enforcing any remedies under the Agreement, Notes and Guaranty;

                  j. There has not been any mutual mistake of fact or misunderstanding, fraud, duress or undue influence; and

                  k. The Guaranty has been duly issued for value.

                  Based on the foregoing, it is our opinion that:

                  1. The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware.

                  2. The Agreement and the Notes have been duly authorized by all requisite corporate action and duly executed and delivered by authorized officers of the Company. If Missouri law were to apply to the Agreement and the Notes, the Agreement and the Notes would be valid obligations of the Company, legally binding upon and enforceable against the Company in accordance with their respective terms.

                  3. Based solely upon the Certificate of Good Standing issued by the Office of the Louisiana Secretary of State and dated as of September ___, 2002 ("SAIA CERTIFICATE OF GOOD STANDING"), Saia is a corporation duly organized and validly existing in good standing under the laws of the State of Louisiana.

                  4. The execution of the Guaranty by Saia has been duly authorized by all requisite corporate action and duly executed and delivered by authorized officers of Saia. If Missouri law were to apply to the Guaranty, the Guaranty would be the legally valid, binding and enforceable obligation of Saia in accordance with its terms.

                  5. Based solely upon the Certificate of Good Standing issued by the Office of the New Jersey Secretary of State and dated September ____, 2002 ("JEVIC CERTIFICATE OF GOOD STANDING"), Jevic is a corporation duly organized and validly existing in good standing under the laws of the State of New Jersey.

                  6. The execution of the Guaranty by Jevic has been duly authorized by all requisite corporate action and duly executed and delivered by authorized officers of Jevic. If Missouri law were to apply to the Guaranty, the Guaranty would be the legally valid, binding and enforceable obligation of Jevic in accordance with its terms.

                  7. The offer, issuance, sale and delivery of the Notes by the Company under the circumstances contemplated by the Agreement constitute transactions exempt from the registration requirements of the Securities Act of 1933, as amended, and do not under existing law require the registration of the Notes under the Securities Act of 1933, as amended, or the qualification of an indenture in respect thereof under the Trust Indenture Act of 1939, as amended.

                  8. The extension, arranging and obtaining of the credit represented by the Notes does not result in any violation of Regulations T, U or X of the Board of Governors of the Federal Reserve System. In providing the opinion in the immediately preceding sentence, we have relied on factual matters set forth in the Officer's Certificate attached hereto as Exhibit A.

                  9. The execution and delivery by the Company of the Agreement and Notes, the offering, issuance and sale of the Notes and the performance by the Company of its obligations thereunder do not violate or result in a breach or default under any existing obligation of the Company under any agreement listed as a material contract under Exhibit 10 of the Form 10 filed by the Company with the Securities and Exchange Commission on July 19, 2002 (as amended on September 6, 2002), or any agreement listed on Schedule 8G to the Agreement to which the Company is a party or by which the Company is bound or to which any of the material properties or assets of the Company is subject, nor does such action result in any violation by the Company of the provisions of the Certificate of Incorporation or By-Laws of the Company, any provision of applicable law, or any order, writ, judgment or decree known to us of any court or governmental agency or body that names the Company or is specifically directed to the Company or any of its material properties or assets.

                  10. No consent, approval, authorization or other action by, and no notice to or filing with, any court, governmental agency or regulatory body is required for the due execution, delivery and performance by the Company of its obligations under the Agreement and Notes (other than routine filings after the date hereof with the Securities and Exchange Commission and/or state Blue Sky authorities).

                  11. A court sitting in the State of Missouri will look to the conflict of law rules of the State of Missouri to determine which law governs. Under Missouri law the parties to a contract may agree that the contract will be governed by the law of a particular state so long as some element of the contract is properly referable to that state. Courts applying Missouri law have not enforced agreements that the law of a certain state shall govern where the agreement is made to evade otherwise applicable law or where the agreement infringes upon a fundamental policy of the State of Missouri. In our opinion, a state or federal court in the State of Missouri applying Missouri law (a) should not find that the selection of New York law as the governing law under the Agreement, Notes and Guaranty constitutes an infringement of a fundamental policy of the State of Missouri, unless it is determined that such selection is, in fact, made to evade otherwise applicable law of the State of Missouri and therefore (b) should give effect to the provisions in the Agreement, Notes and Guaranty which select the laws of the State of New York as the governing law thereof. Provided, however, with respect to the creation, perfection, priority and enforcement of any judgment liens, the laws of Missouri will apply with respect to assets located within Missouri.

                  In addition to the assumptions set forth above, the opinions set forth above are also subject to the following qualifications:

                  A. Enforceability of the Agreement, the Notes and the Guaranty, each are subject to:

                  (1) the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights and remedies of creditors generally, including:

                      (a) the United States Bankruptcy Code of 1978, as amended, and thus comprehends, among others, matters of turn-over, automatic stay, avoiding powers, fraudulent transfer, preference, discharge, conversion of a non-recourse obligation into a recourse claim and limitations on ipso facto and anti-assignment clauses;

                      (b) all other federal and state bankruptcy, insolvency, reorganization, receivership, moratorium, arrangement and assignment for the benefit of creditors laws that affect the rights and remedies of creditors generally;

                      (c)  state fraudulent transfer and conveyance laws; and

                      (d) judicially developed doctrines relevant to any of the foregoing laws, such as substantive consolidation of entities;

                  (2) the effect of general principles of equity, whether applied by a court of law or equity, including principles:

                      (a) governing the availability of specific performance, injunctive relief or other equitable remedies, which generally place the award of such remedies, subject to certain guidelines, in the discretion of the court to which application for such relief is made;

                      (b) affording equitable defenses (e.g., waiver, laches and estoppel) against a party seeking enforcement;

                      (c) requiring good faith and fair dealing in the performance and enforcement of a contract by the party seeking its enforcement;

                      (d) requiring reasonableness in the performance and enforcement of an agreement by the party seeking enforcement of the contract;

                      (e) requiring consideration of the materiality of a breach and the consequences of the breach to the party seeking enforcement;

                      (f) requiring consideration of the impracticability or impossibility of performance at the time of attempted enforcement; and

                      (g) affording defenses based upon the unconscionability of the enforcing party's conduct after the parties have entered into the contract.

                  (3) the effect of generally applicable rules of law that:

                      (a) limit or affect the enforcement of provisions of a contract that purport to require waiver of the obligations of good faith, fair dealing, diligence and reasonableness;

                      (b) provide that forum selection clauses in contracts are not necessarily binding on the court(s) in the forum selected;

                      (c) limit the availability of a remedy under certain circumstances where another remedy has been elected;

                      (d) limit the right of a creditor to use force or cause a breach of the peace in enforcing rights;

                      (e) limit the enforceability of provisions releasing, exculpating or exempting a party from, or requiring indemnification of a party for, liability for its own action or inaction, to the extent public policy limits the enforceability of such indemnification or the action or inaction involves gross negligence, recklessness, willful misconduct or unlawful conduct;

                      (f) may, where less than all of a contract may be unenforceable, limit the enforceability of the balance of the contract to circumstances in which the unenforceable portion is not an essential part of the agreed exchange;

                      (g) govern and afford judicial discretion regarding the determination of damages and entitlement to attorneys' fees and other costs; and

                      (h) may permit a party who has materially failed to render or offer performance required by the contract to cure that failure unless (A) permitting a cure would unreasonably hinder the aggrieved party from making substitute arrangements for performance, or
                           (B) it was important in the circumstances to the aggrieved party that performance occur by the date stated in the contract.

                  B. Except as otherwise specifically set forth in this opinion, we are expressing no opinion as to the validity or accuracy of any warranty or representation made in connection with any of the Agreement, Notes or Guaranty.

                  C. For purposes of the opinions expressed herein, "applicable law" shall mean all applicable constitutional, legislative, judicial and administrative provisions, statutes, regulations, decisions, rulings and other laws, whether federal, state or local.

                  We express no opinion as to the enforceability of any clause requiring additional payments upon, or otherwise limiting, prepayment or termination to the extent construed as a penalty.

                  We express no opinion on any other matters pertaining to the transactions contemplated by or related to Agreement, Notes and Guaranty, except as hereinabove specifically provided, and no further or other opinion shall be implied. The matters set forth herein or upon which this opinion is based are as of the date hereof, and we hereby undertake no, and disclaim any, obligation to advise Prudential and/or the Purchasers of any change in any matters set forth herein or any matters upon which this opinion is based.

                  This opinion is given with respect to the laws of the State of Missouri and the laws of the United States of America, and we do not purport to be experts on, or to express any opinion concerning, any laws other than the laws of the State of Missouri and the laws of the United States of America, and, with respect to opinion numbers one and two above concerning the Company, our review of the Delaware General Corporation Law. With respect to the opinion expressed in the first sentence of paragraph four above, we have assumed the laws of the State of Louisiana are substantially similar to the laws of Missouri. With respect to the opinion expressed in the first sentenced of paragraph six above, we have assumed the laws of the State of New Jersey are substantially similar to the laws of Missouri. The opinions above are subject to this limitation in all respects.

                  This opinion is rendered solely to the addressees hereof, to be relied upon solely in connection with the transactions contemplated by the Agreement. This opinion may only be released to other persons to the extent and under the circumstances that "Confidential Information" may be released under the terms of paragraph 11S of the Agreement. In any event, this opinion may not be relied upon by any person (other than the addressees hereof and subsequent holders of the Notes) or for any other purpose without our prior written consent.


                                                       Very truly yours,

                                                                       EXHIBIT E

                     [FORM OF WRITTEN FUNDING INSTRUCTIONS]

                             [Company's Letterhead]

The Prudential Insurance Company of America                 Pruco Life Insurance Company of New Jersey
c/o Prudential Capital Group                                c/o Prudential Capital Group
2200 Ross Avenue, Suite 4200E                               2200 Ross Avenue, Suite 4200E
Dallas, TX 75201                                            Dallas, TX 75201

ReliaStar Life Insurance Company                            Southland Life Insurance Company
c/o Prudential Private Placement Investors, L.P.            c/o Prudential Private Placement Investors, L.P.
Four Gateway Center                                         Four Gateway Center
100 Mulberry Street                                         100 Mulberry Street
Newark, NJ 07102                                            Newark, NJ 07102


                         Re: FUNDS DELIVERY INSTRUCTION

Ladies and Gentlemen:

         As contemplated by paragraph 2 of the Master Shelf Agreement, dated as of September 20, 2002, among Prudential Investment Management, Inc. and the Purchasers named therein, the undersigned hereby instructs you to deliver, on the date of closing, the proceeds of the Notes in the manner required by paragraph 2 to the undersigned's account identified below:

      Account Name:        SCS Transportation, Inc. Operating Account
      Account No.:         209908769
      Bank:                Bank of Oklahoma, N.A.
      Bank City & State:   Tulsa, OK
      Bank ABA No.:        103900036
      Reference:           Prudential

         This instruction has been executed and delivered by an authorized representative of the undersigned.

                                  Very truly yours,

                                  SCS TRANSPORTATION, INC.

                                  By:  ______________________________
                                       Title:

                                                                       EXHIBIT F


                     [FORM OF SUBSIDIARY GUARANTY AGREEMENT]

                               GUARANTY AGREEMENT


         THIS GUARANTY AGREEMENT, dated as of September 20, 2002 (this "GUARANTY AGREEMENT"), is made by each of the undersigned (each, a "GUARANTOR" and, together with each of the other signatories hereto and any other entities from time to time parties hereto pursuant to Section 12, the "GUARANTORS") in favor of the holders from time to time of the Notes issued pursuant to the Shelf Agreement described below.

                                    RECITALS

         A. SCS TRANSPORTATION, INC., a Delaware corporation (the "COMPANY"), PRUDENTIAL INVESTMENT MANAGEMENT, INC. ("PRUDENTIAL"), THE PRUDENTIAL INSURANCE COMPANY OF AMERICA ("PICA"), PRUCO LIFE INSURANCE COMPANY ("PRUCO"), RELIASTAR LIFE INSURANCE COMPANY ("RELIASTAR") and SOUTHLAND LIFE INSURANCE COMPANY ("SOUTHLAND") are entering into a Master Shelf Agreement, dated as of even date herewith (as amended, supplemented and otherwise modified from time to time, the "SHELF AGREEMENT"; capitalized terms used and not otherwise defined herein have the definitions specified in the Shelf Agreement), pursuant to which the Company will authorize the issuance of its senior notes with interest rates and maturities as described therein in an aggregate principal amount of up to $125,000,000 (collectively the "NOTES") and

         B. The Company, directly or indirectly, owns all of the issued and outstanding Voting Stock and other equity securities of each Guarantor.

         C. It is a condition precedent to the effectiveness of the Shelf Agreement that this Guaranty Agreement shall have been executed and delivered by each Guarantor and shall be in full force and effect.

         D. Each Guarantor has determined that such Guarantor's execution, delivery and performance of this Guaranty Agreement may reasonably be expected to provide substantial benefit to such Guarantor, directly or indirectly, and to be in the best interests of such Guarantor.

         NOW THEREFORE, in order to induce, and in consideration of, the execution and delivery of the Shelf Agreement and the purchase of the Notes by PICA, Pruco, Reliastar and Southland and any other Purchasers, each Guarantor hereby jointly and severally covenants and agrees with, and represents and warrants to, Prudential, PICA, Pruco, Reliastar and Southland and any other Purchasers and each subsequent holder of the Notes as follows:

1. THE GUARANTY. Each Guarantor hereby irrevocably and unconditionally guarantees to each holder from time to time of any of the Notes, the due and punctual payment in full of (i) the principal of, Yield-Maintenance Amount, if any, and interest on, and any other amounts due under, the Notes when and as the same shall become due and payable (whether at stated maturity or by required or optional prepayment or by acceleration or otherwise) and (ii) any other sums which may become due under the terms and provisions of the Shelf Agreement and the Notes (all such obligations described in clauses (i) and (ii) above are herein called the "GUARANTEED OBLIGATIONS"). The guaranty in the preceding sentence is an absolute, present and continuing guaranty of payment and not of collectibility and is in no way conditional or contingent upon any attempt to collect from the Company or any other guarantor of the Notes or upon any other action, occurrence or circumstance whatsoever. In the event that the Company shall fail so to pay any of such Guaranteed Obligations, each Guarantor agrees to pay the same when due to the holders of the Notes entitled thereto, without demand, presentment, protest or notice of any kind, in lawful money of the United States of America, at the place for payment specified in the Notes and the Shelf Agreement. Each default in payment of principal of, Yield-Maintenance Amount, if any, or interest on any Note shall give rise to a separate cause of action hereunder and separate suits may be brought hereunder as each cause of action arises. Each Guarantor hereby agrees that the Notes issued in connection with the Shelf Agreement may make reference to this guaranty.

         Each Guarantor hereby agrees to pay and to indemnify and save each holder of the Notes harmless from and against any damage, loss, cost or expense (including attorneys' fees) which such holder may incur or be subject to as a consequence, direct or indirect, of (i) any breach by such Guarantor or by the Company of any warranty, covenant, term or condition in, or the occurrence of any default under, this Guaranty Agreement, the Notes or the Shelf Agreement, together with all expenses resulting from the compromise or defense of any claims or liabilities arising as a result of any such breach or default, and (ii) any legal action commenced to challenge the validity of this Guaranty Agreement, the Notes or the Shelf Agreement.

         Notwithstanding the foregoing or any other provisions of this Guaranty Agreement, it is agreed and understood that no Guarantor shall be required to pay hereunder at any time more than the Maximum Guaranteed Amount determined as of such time with regard to such Guarantor. Each Guarantor agrees that the Guaranteed Obligations may at any time exceed the sum of the Maximum Guaranteed Amount plus the aggregate maximum amount of all obligations of all other Guarantors, without affecting or impairing the obligation of such Guarantor. "MAXIMUM GUARANTEED AMOUNT" means as of the date of determination with respect to a Guarantor, the lesser of (a) the amount of the

         Guaranteed Obligations outstanding on such date and (b) the maximum amount that would not render such Guarantor's liability under this Guaranty Agreement subject to avoidance under Section 548 of the United States Bankruptcy Code (or any successor provision) or any comparable provision of applicable state law.

2. OBLIGATIONS ABSOLUTE. The obligations of each Guarantor hereunder shall be primary, absolute, irrevocable and unconditional, irrespective of the validity, regularity or enforceability of the Notes or of the Shelf Agreement, shall not be subject to any counterclaim, setoff, deduction or defense based upon any claim such Guarantor may have against the Company or any holder of the Notes or otherwise, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not such Guarantor shall have any knowledge or notice thereof), including, without limitation: (a) any amendment, modification of or supplement to the Shelf Agreement, the Notes or any other instrument referred to therein (except that the obligations of each Guarantor hereunder shall apply to the Shelf Agreement, the Notes or such other instruments as so amended, modified or supplemented) or any assignment or transfer of any thereof or of any interest therein, or any furnishing, acceptance or release of any security for the Notes,
         (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of the Notes or in respect of the Shelf Agreement; (c) any bankruptcy, insolvency, readjustment, composition, liquidation or similar proceeding with respect to the Company or its property; (d) any merger, amalgamation or consolidation of any Guarantor or of the Company into or with any other corporation or any sale, lease or transfer of any or all of the assets of any Guarantor or of the Company to any person; (e) any failure on the part of the Company for any reason to comply with or perform any of the terms of any other agreement with any Guarantor; or (f) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each Guarantor covenants that its obligations hereunder will not be discharged except by indefeasible payment in full of all of the Guaranteed Obligations.

3. WAIVER. Each Guarantor unconditionally waives to the fullest extent permitted by law, (a) notice of acceptance hereof, of any action taken or omitted in reliance hereon and of any defaults by the Company in the payment of any amounts due under the Notes or the Shelf Agreement, and of any of the matters referred to in Section 2 hereof, (b) all notices which may be required by statute, rule of law or otherwise to preserve any of the rights of each holder from time to time of the Notes against such Guarantor, including, without limitation, presentment to or demand for payment from the Company or such Guarantor with respect to any Note, notice to the Company or to such Guarantor of default or protest for nonpayment or dishonor and the filing of claims with a court in the event of the bankruptcy of the Company, (c) any right to the enforcement, assertion or exercise by any holder of the Notes of any right, power or remedy conferred in this Guaranty Agreement, the Shelf Agreement or the Notes, (d) any requirement or diligence on the part of any holder of the Notes and (e) any other act or omission or thing or delay to do any other act or thing which might in any manner or to any extent vary the risk of such Guarantor or which might otherwise operate as a discharge of such Guarantor.

4. OBLIGATIONS UNIMPAIRED. Each Guarantor authorizes the holders of the Notes, without notice or demand to such Guarantor and without affecting its obligations hereunder, from time to time (a) to renew, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of, all or any part of the Notes, the Shelf Agreement or any other instrument referred to therein, (b) to take and hold security for the payment of the Notes, for the performance of this Guaranty Agreement or otherwise for the indebtedness guaranteed hereby and to exchange, enforce, waive and release any such security, (c) to apply any such security and to direct the order or manner of sale thereof as the holders of the Notes in their sole discretion may determine; (d) to obtain additional or substitute endorsers or guarantors; (e) to exercise or refrain from exercising any rights against the Company and others; and (f) to apply any sums, by whomsoever paid or however realized, to the payment of the principal of, Yield-Maintenance Amount, if any, and interest on the Notes and any other Guaranteed Obligation hereunder. Each Guarantor waives any right to require the holders of the Notes to proceed against any additional or substitute endorsers or guarantors or to pursue or exhaust any security provided by the Company, such Guarantor or any other person or to pursue any other remedy available to such holders.

5. SUBROGATION. Each Guarantor will not exercise any rights which it may have acquired by way of subrogation under this Guaranty Agreement, by any payment made hereunder or otherwise, or accept any payment on account of such subrogation rights, or any rights of reimbursement, contribution or indemnity or any rights or recourse to any security for the Notes or this Guaranty Agreement unless and until all of the obligations, undertakings or conditions to be performed or observed by the Company pursuant to the Notes and the Shelf Agreement at the time of such Guarantor's exercise of any such right shall have been performed, observed or indefeasibly paid in full.

6. REINSTATEMENT OF GUARANTY. This Guaranty Agreement shall continue to be effective, or be reinstated, as the case may be, if and to the extent at any time payment, in whole or in part, of any of the sums due to any holder of the Notes for principal, Yield-Maintenance Amount, if any, or interest on the Notes or any of the other Guaranteed Obligations is rescinded or must otherwise be restored or returned by such holder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Company or any substantial part of its property, or otherwise, all as though such payments had not been made. If an event permitting the acceleration of the maturity of the principal amount of the Notes shall at any time have occurred and be continuing and such acceleration shall at such time be prevented or the right of any holder of a Note to receive any payment under any Note shall at such time be delayed or otherwise affected by reason of the pendency against the Company of a case or proceeding under a bankruptcy or insolvency law, each Guarantor agrees that, for purposes of this Guaranty Agreement and its obligations hereunder, the maturity of such principal amount shall be deemed to have been accelerated with the same effect as if the holders of the Notes had accelerated the same in accordance with the terms of the Shelf Agreement, and such Guarantor shall forthwith pay such accelerated principal amount, accrued interest and Yield-Maintenance Amount, if any, thereon and any other amounts guaranteed hereunder.

7. RANK OF GUARANTY. Each Guarantor agrees that its obligations under this Guaranty Agreement shall rank at least pari passu with all other unsecured senior obligations of such Guarantor now or hereafter existing.

8.       REPRESENTATIONS AND WARRANTIES.

         Each Guarantor represents and warrants as follows:

                  (a) Incorporation, Good Standing and Location. Such Guarantor is (i) a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization; (ii) duly qualified and authorized to do business and in good standing in every other jurisdiction where the nature of its business requires such qualification; and (iii) has all requisite limited liability, partnership or corporate (or equivalent) power and authority, and all governmental licenses and permits, to own and operate its properties and to carry on its businesses as presently conducted. Such Guarantor has the requisite limited liability, partnership or corporate (or equivalent) power to enter into and perform its obligations under this Guaranty Agreement.

                  (b) Approval and Enforceability of Guaranty Agreement. The execution, delivery and performance of this Guaranty Agreement have been duly authorized by all necessary limited liability, partnership or corporate (or equivalent) action on the part of such Guarantor. This Guaranty Agreement has been duly and validly executed and delivered and constitutes the legal, valid and binding obligation of such Guarantor, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, reorganization, receivership and similar laws affecting the rights and remedies of creditors generally.

9. NOTICES. Unless otherwise specifically provided herein, all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof shall be in writing, and any such communication shall become effective when received, addressed in the following manner: (a) if to a Guarantor, to the address set forth on the signature page hereof or on any Guarantor Supplement, as applicable; or (b) if to any holder of a Note, to the respective addresses set forth in the Purchaser Schedule to the Shelf Agreement; provided, however, that any such addressee may change its address for communications by notice given as aforesaid to the other parties hereto.

10. CONSTRUCTION. The section and subsection headings in this Guaranty Agreement are for convenience of reference only and shall neither be deemed to be a part of this Guaranty Agreement nor modify, define, expand or limit any of the terms or provisions hereof. All references herein to numbered sections, unless otherwise indicated, are to sections of this Guaranty Agreement. Words and definitions in the singular shall be read and construed as though in the plural and vice versa, and words in the masculine, neuter or feminine gender shall be read and construed as though in either of the other genders where the context so requires.

11. SEVERABILITY. If any provision of this Guaranty Agreement, or the application thereof to any person or circumstances, shall, for any reason or to any extent, be invalid or unenforceable, such invalidity or unenforceability shall not in any manner affect or render invalid or unenforceable the remainder of this Guaranty Agreement, and the application of that provision to other persons or circumstances shall not be affected but, rather, shall be enforced to the extent permitted by applicable law.

12. SUCCESSORS; JOINDER. The terms and provisions of this Guaranty Agreement shall be binding upon and inure to the benefit of the Guarantors and the holders of the Notes from time to time and their respective permitted successors, transferees and assigns. It is agreed and understood that each Subsidiary of the Company or of any Guarantor is required by the terms of the Shelf Agreement to become a Guarantor hereunder, and shall become a Guarantor hereunder by executing a Guarantor Supplement substantially in the form of Annex A attached hereto and delivering the same to the holders of the Notes. Any such Person shall thereafter be a "GUARANTOR" for all purposes under this Guaranty Agreement.

13. ENTIRE AGREEMENT; AMENDMENT. This Guaranty Agreement expresses the entire understanding of the subject matter hereof; and all other understandings, written or oral, are hereby merged herein and superseded. No amendment of or supplement to this Guaranty Agreement, or waiver or modification of, or consent under, the terms hereof shall be effective unless in writing and signed by the party to be bound thereby.

14. TERM OF GUARANTY AGREEMENT. This Guaranty Agreement and all guarantees, covenants and agreements of each Guarantor contained herein shall continue in full force and effect and shall not be discharged until such time as all of the Guaranteed Obligations shall be paid or otherwise discharged in full.

15. SURVIVAL. All warranties, representations and covenants made by each Guarantor herein or in any certificate or other instrument delivered by it or on its behalf under this Guaranty Agreement shall be considered to have been relied upon by the holders of the

         Notes and shall survive the execution and delivery of this Guaranty Agreement, regardless of any investigation made by the holder of the Notes or on their behalf.

16. FURTHER ASSURANCES. Each Guarantor hereby agrees to execute and deliver all such instruments and take all such action as the holders of the Notes may from time to time reasonably request in order to effectuate fully the purposes of this Guaranty Agreement.

17. GOVERNING LAW. This Guaranty Agreement has been executed and delivered in the State of New York and shall be governed by, construed and enforced in all respects in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely therein, without regard to principles of conflicts of laws.

18.      SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

         (a) Each Guarantor hereby irrevocably submits itself to the jurisdiction of the Supreme Court of the State of New York, New York County, of the United States of America and to the jurisdiction of the United States District Court for the Southern District of New York, for the purpose of any suit, action or other proceeding arising out of, or relating to, this Guaranty Agreement or the subject matter hereof, and hereby waives, and agrees not to assert, by way of motion, as a defense or otherwise, in any such suit, action or proceedings, (i) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason whatsoever, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper and (ii) any right which it may have to a trial by a jury. Each Guarantor hereby agrees that process may be served on Corporation Service Company, located at 80 State Street, Albany, New York 12207. Any and all service of process and any other notice in any such action, suit or proceeding shall be effective against such parties if given by registered or certified mail, return receipt requested, or by any other means or mail which requires a signed receipt, postage prepaid, mailed to such parties has herein provided in Section 9. During the term of this Guaranty Agreement, in the event Corporation Service Company shall not be able to accept service of process as aforesaid and if such Guarantor shall not maintain an office in New York City, such Guarantor shall, promptly appoint and maintain an agent qualified to act as an agent for service of process with respect to all courts in and of New York City, and acceptable to the holders of the Notes, as such Guarantor's authorized agent to accept and acknowledge on such Guarantor's behalf service of any and all process which may be served in any such action, suit or proceeding.

                  Each Guarantor hereby agrees that the submission to jurisdiction referred to in this Section 18 shall not limit in any manner the rights of any of the holders of the Notes to take proceedings against such Guarantor in some other court of competent jurisdiction whether within or outside the United States.

         (b) EACH GUARANTOR AGREES TO WAIVE ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY AGREEMENT, THE NOTES, ANY OTHER NOTE DOCUMENT OR ANY DEALINGS RELATING TO THE SUBJECT MATTER OF THE TRANSACTIONS CONTEMPLATED BY THE NOTE DOCUMENTS. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THE TRANSACTIONS CONTEMPLATED BY THE NOTE DOCUMENTS, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH GUARANTOR ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO THE PURCHASERS OF THE NOTES TO ENTER INTO THE SHELF AGREEMENT AND PURCHASE THE NOTES, AND THAT THE HOLDERS OF THE NOTES WILL CONTINUE TO RELY ON THE WAIVER IN ITS RELATED FUTURE DEALINGS WITH THE COMPANY AND THE GUARANTORS. EACH GUARANTOR FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS GUARANTY AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

                  IN WITNESS WHEREOF, each Guarantor has caused this Guaranty Agreement to be duly executed and delivered as of the date and year first above written.

                                      SAIA MOTOR FREIGHT LINE, INC.

                                      By:  _____________________________
                                            Name:
                                            Title:

                                      Notice of address:

                                      Saia Motor Freight Line, Inc.
                                      One Main Plaza
                                      4435 Main Street
                                      Kansas City, MO  64111


                                      JEVIC TRANSPORTATION, INC.

                                      By:  _____________________________
                                             Name:
                                             Title:

                                      Notice of address:

                                      Jevic Transportation, Inc.
                                      One Main Plaza
                                      4435 Main Street
                                      Kansas City, MO  64111

                                                                      ANNEX A TO
                                                              GUARANTY AGREEMENT

                              GUARANTOR SUPPLEMENT


         THIS GUARANTOR SUPPLEMENT (this "GUARANTOR SUPPLEMENT"), dated as of _______, ___ is made by ________, a __________ (the "ADDITIONAL GUARANTOR"), in
favor of the holders from time to time of the Notes issued pursuant to the Shelf Agreement described below.

                                    RECITALS

         A. SCS TRANSPORTATION, INC., a Delaware corporation (the "COMPANY"), PRUDENTIAL INVESTMENT MANAGEMENT, INC. and THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, PRUCO LIFE INSURANCE COMPANY, RELIASTAR LIFE INSURANCE COMPANY and SOUTHLAND LIFE INSURANCE COMPANY have entered into a Master Shelf Agreement, dated as of September 20, 2002 (as amended, supplemented and otherwise modified from time to time, the "SHELF AGREEMENT"), pursuant to which the Company has authorized the issuance of its senior notes with interest rates and maturities as described therein in an aggregate principal amount of up to $125,000,000 (collectively, the "NOTES").

         B. The Company is required pursuant to paragraph 5N of the Shelf Agreement to cause the Additional Guarantor to deliver this Guarantor Supplement in order to cause the Additional Guarantor to become a Guarantor under that certain Guaranty Agreement dated as of September 20, 2002 executed by certain subsidiaries of the Company (together with each entity that from time to time becomes a party thereto by executing a Guarantor Supplement pursuant to Section 12 thereof, collectively, the "GUARANTORS") in favor of any holder from time to time of the Notes (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "GUARANTY AGREEMENT").

         C. The Additional Guarantor has determined that the Additional Guarantor's execution, delivery and performance of the Guaranty Agreement may reasonably be expected to provide substantial benefit to the Additional Guarantor, directly or indirectly, and to be in the best interests of the Additional Guarantor.

         NOW THEREFORE, in order to induce, and in consideration of, the maintenance of the Shelf Agreement and to enable the Company to comply with paragraph 5N thereof, the Additional Guarantor hereby covenants, represents and warrants to the holders of the Notes as follows:




                                    ANNEX A-1

         The Additional Guarantor hereby becomes a Guarantor (as defined in the Guaranty Agreement) for all purposes of the Guaranty Agreement. Without limiting the foregoing, the Additional Guarantor hereby: (a) jointly and severally with the other Guarantors under the Guaranty Agreement, guarantees to the holders of the Notes the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of all Guaranteed Obligations (as defined in Section 1 of the Guaranty Agreement) in the same manner and to the same extent as is provided in the Guaranty Agreement; (b) makes the representations and warranties set forth in Section 8 of the Guaranty Agreement; (c) accepts and agrees to perform and observe all of the covenants set forth therein; (d) waives the rights set forth in Section 3 of the Guaranty Agreement; and (e) waives the other rights, makes the representations and warranties, submits to jurisdiction, waives jury trial and appoints an agent in the State of New York for service of process, all as provided in the Guaranty Agreement.

         Notice of acceptance of this Guarantor Supplement and of the Guaranty Agreement, as supplemented hereby, is hereby waived by the Additional Guarantor.

         The address for notices and other communications to be delivered to the Additional Guarantor pursuant to Section 9 of the Guaranty Agreement is set forth below.

         IN WITNESS WHEREOF, the Additional Guarantor has caused this Guarantor Supplement to be duly executed and delivered as of the day and year first above written.

                                         [NAME OF ADDITIONAL GUARANTOR]
                                         a [corporation]

                                         By:________________________________
                                         Name:
                                         Title:

Address for Notices:

_____________________________

_____________________________

_____________________________



                                    Annex A-2

                                                                       EXHIBIT G


                           [FORM OF SHARING AGREEMENT]

                                SHARING AGREEMENT

                  This SHARING AGREEMENT, dated as of September 20, 2002 (this "AGREEMENT"), is entered into by and between BANK OF OKLAHOMA, N.A. ("BOK"), BANK ONE, N.A., U.S. BANK NATIONAL ASSOCIATION and HARRIS TRUST AND SAVINGS BANK and the other lenders that become parties to the Bank Agreement referred to below (herein sometimes called the "BANKS" and individually a "BANK") and BOK, as Agent for the Banks (the "AGENT"), and PRUDENTIAL INVESTMENT MANAGEMENT, INC. ("PRUDENTIAL"), THE PRUDENTIAL INSURANCE COMPANY OF AMERICA ("PICA") and PRUCO LIFE INSURANCE COMPANY ("PRUCO"), RELIASTAR LIFE INSURANCE COMPANY ("RELIASTAR") and SOUTHLAND LIFE INSURANCE COMPANY ("SOUTHLAND") (Prudential, PICA, Pruco, Reliastar, Southland and any other holder of any of the Notes being collectively referred to herein as the "NOTEHOLDERS"; the Banks, the Agent and the Noteholders being herein sometimes collectively called the "LENDERS" and individually called a "LENDER").

                              W I T N E S S E T H:

                  WHEREAS, SCS TRANSPORTATION, INC., a Delaware corporation (the "COMPANY"), the Banks and the Agent are entering into an Agented Revolving Credit Agreement, dated as of September 20, 2002 (as amended from time to time, the "BANK AGREEMENT"), pursuant to which, among other things, the Banks have agreed to make certain loans to the Company and to issue letters of credit for the benefit of the Company and the Company has agreed to repay such obligations and has issued promissory notes to the Banks to evidence such agreement (the "BANK NOTES");

                  WHEREAS, payment of certain obligations of the Company to the Banks and the Agent arising under or in connection with the Bank Agreement from time to time may be guaranteed by one or more Subsidiaries (as defined in the Shelf Agreement referred to below) of the Company (herein sometimes collectively called the "GUARANTORS" and individually called a "GUARANTOR") pursuant to one or more guaranty agreements in favor of the Banks and the Agent (collectively the "BANK GUARANTIES");

                  WHEREAS, under applicable law and the terms of the Bank Guaranties, the Banks may be entitled to set-off, appropriate and apply any deposits (general or special (except trust and escrow accounts), time or demand, including without limitation indebtedness evidenced by certificates of deposit, in each case whether matured or unmatured) and any other indebtedness at any time held or owing by a Bank to or for the credit or account of the

Guarantors, against and on account of liabilities of the Guarantors under the Bank Guaranties, (collectively, the "GUARANTOR SET-OFF RIGHTS"; Guarantor Set-Off Rights including any right to receive a lien on amounts previously subject to the Guarantor Set-Off Rights, and to recover such amounts, after the commencement of any action under a Bankruptcy Law (as defined in the Shelf Agreement) are collectively referred to herein as the "SET-OFF RIGHTS");

                  WHEREAS, the Company is entering into a Master Shelf Agreement dated as of September 20, 2002 with Prudential, PICA, Pruco, Reliastar and Southland (the "SHELF AGREEMENT") for the issuance by the Company and the purchase by Prudential, PICA, Pruco, Reliastar, Southland and other Purchasers (as defined in the Shelf Agreement) of up to $125,000,000 of the Company's Senior Notes (the "SHELF NOTES"); the Bank Agreement, the Bank Notes, the Shelf Agreement and the Shelf Notes are collectively referred to herein as the "COMPANY LOAN Documents");

                  WHEREAS, payment of the obligations of the Company to the Noteholders arising under or in connection with the Shelf Agreement and the Shelf Notes from time to time may be guaranteed by the Guarantors pursuant to one or more guaranty agreements (as amended or modified and in effect from time to time, the "NOTEHOLDER GUARANTIES"; the Bank Guaranties and the Noteholder Guaranties being herein collectively called the "SUBJECT GUARANTIES" and individually called a "SUBJECT GUARANTY");

                  WHEREAS, the obligations of the Company under the Shelf Agreement and the Shelf Notes are intended to be pari passu with obligations of the Company under the Bank Agreement and the Bank Notes including, without limitation, as provided in paragraph 5J of the Shelf Agreement; and

                  WHEREAS, the Lenders have agreed, to enter into this Agreement so as to evidence the agreement between the Lenders with respect to certain payments that may be received by the Lenders under or in connection with the Subject Guaranties or, after the occurrence and during the continuance of an Event of Default thereunder, the Company Loan Documents;

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Lenders hereby agree as follows:

                  1. If any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of Set-Off Rights or otherwise) on account of its Subject Guaranty or Subject Guaranties or, after the occurrence and during the continuance of an Event of Default thereunder, the Company Loan Documents, in excess of its Proportionate Share of payments then or thereafter obtained by all Lenders with respect to the Subject Guaranties or, after the occurrence and during the continuance of an Event of Default thereunder, the Company Loan Documents, such Lender shall purchase from the other Lenders such participation(s) in the indebtedness of the Company held by such other Lenders pursuant to the

Company Loan Documents as shall be necessary to cause such purchasing Lender to share such payment or other recovery ratably, based on Proportionate Shares, with such selling Lenders; provided, however, that if all or any portion of such payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded, and each selling Lender shall repay to the purchasing Lender the purchase price, to the ratable extent of such recovery in proportion to the amount received by such selling Lender, together with an amount equal to such selling Lender's ratable share (according to the proportion of (x) the amount of such selling Lender's required repayment to the purchasing Lender to (y) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered.

                  The term "PROPORTIONATE SHARE", as used herein, shall mean at any time for each Lender a fraction (a) the numerator of which is the aggregate amount of the Payment Obligations of the Company held by such Lender at such time pursuant to the Company Loan Documents and (b) the denominator of which is the aggregate amount of the Payment Obligations of the Company held by all Lenders at such time pursuant to the Company Loan Documents. The term "PAYMENT OBLIGATIONS", as used herein, shall mean all amounts required to be paid by the Company under the Bank Agreement, the Bank Notes, the Shelf Agreement and the Shelf Notes for principal, interest, letters of credit, fees or Premium. The term "PREMIUM" shall mean any breakage costs with respect to loans or hedge agreements under the Bank Agreement and the Bank Notes, and the Yield-Maintenance Amount with respect to the Shelf Agreement and the Shelf Notes.

                  2. Each of the Company and each Guarantor, by signing a copy of this Agreement, agrees that each Lender so purchasing a participation from another Lender pursuant to Section 1 hereof may, to the fullest extent permitted by law, exercise all its rights of payment (including rights of setoff) with respect to such participation as fully as if such Lender were the direct creditor of the Company and such Guarantor in the amount of such participation. The Company agrees to cause each Subsidiary that issues a Subject Guaranty to execute a counterpart of the Consent to this Agreement.

                  3. If under any applicable bankruptcy, insolvency or other similar law, any Lender possesses a secured claim, or receives a secured claim in lieu of a setoff to which Section 1 or 2 hereof applies, such Lender shall exercise its rights in respect of such secured claim in a manner consistent with the rights of the other Lenders in accordance with Section 1 hereof.

                  4. This Agreement shall in all respects be a continuing, absolute, unconditional and irrevocable agreement, and shall remain in full force and effect until all obligations of the Company and the Guarantors to the Lenders shall have been satisfied in full and all obligations of all Lenders to the other Lenders hereunder shall have been satisfied in full. Each Lender agrees that this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the obligations of the Company or any of the Guarantors is rescinded or must otherwise be restored by any Lender, upon the insolvency, bankruptcy or reorganization of the Company or any of the Company and the Guarantors or otherwise, as though such payment had not been made.

                  5. This Agreement shall be binding upon, and inure to the benefit of and be enforceable by, the Lenders, each of their respective successors, transferees and assigns and each person or entity that purchases a participation in the indebtedness of the Company or any Guarantor held by a Lender. Without limiting the generality of the foregoing sentence, any Lender may assign or otherwise transfer (in whole or in part) to any other person or entity the obligations of the Company or any of the Guarantors to such Lender under any of the Company Loan Documents, and such other person or entity shall thereupon become vested with all rights and benefits, and become subject to all the obligations, in respect thereof granted to or imposed upon such Lender under this Agreement.

                  6. None of the provisions of this Agreement shall inure to the benefit of the Company, any of the Guarantors or, except as provided in Section 5 hereof, any other person other than the Lenders; consequently, the Company, the Guarantors and any and all other persons shall not be entitled to rely upon, or to raise as a defense, in any manner whatsoever, the provisions of this Agreement or the failure of any Lender to comply with such provisions.

                  7. No amendment to or waiver of any provision of this Agreement, nor consent to any departure by any Lender herefrom, shall in any event be effective unless the same shall be in writing and signed by all the Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  8. All notices and other communications provided to any Lender under this Agreement shall be in writing or by facsimile and addressed, delivered or transmitted to such Lender at its address or facsimile number set forth below its signature hereto or at such other address or facsimile number as may be designated by such Lender in a notice to the other Lenders. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted if actually received, and the burden of proving receipt shall be on the transmitting Lender.

                  9. No failure or delay on the part of any Lender in exercising any power or right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  10. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  11. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. THIS AGREEMENT CONSTITUTES THE ENTIRE UNDERSTANDING BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

                  12. This Agreement may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written by their duly authorized officers.

                                         BANK OF OKLAHOMA, N.A.

                                         By:_________________________________
                                              Title:

                                         Address:
                                         ______________________________
                                         ______________________________
                                         ______________________________

                                         BANK ONE, N.A.

                                         By:__________________________________
                                              Title:

                                         Address:
                                         ______________________________
                                         ______________________________
                                         ______________________________

                                         U.S. BANK NATIONAL ASSOCIATION

                                         By:___________________________
                                             Title:

                                         Address:
                                         ______________________________
                                         ______________________________
                                         ______________________________



                                         HARRIS TRUST AND SAVINGS BANK

                                         By:___________________________
                                             Title:

                                         Address:
                                         ______________________________
                                         ______________________________
                                         ______________________________

                                         PRUDENTIAL INVESTMENT MANAGEMENT, INC.

                                         By:___________________________
                                              Vice President

                                         Address:
                                         c/o Prudential Capital Group
                                         2200 Ross Avenue, Suite 4200E
                                         Dallas, Texas 75201
                                         Attention: Randall M. Kob,
                                                    Managing Director

                                         THE PRUDENTIAL INSURANCE
                                         COMPANY OF AMERICA

                                         By:___________________________
                                              Vice President

                                         Address:
                                         c/o Prudential Capital Group
                                         2200 Ross Avenue, Suite 4200E
                                         Dallas, Texas 75201
                                         Attention: Randall M. Kob
                                                    Managing Director

                                         PRUCO LIFE INSURANCE COMPANY

                                         By:___________________________
                                              Vice President

                                         Address:
                                         c/o Prudential Capital Group
                                         2200 Ross Avenue, Suite 4200E
                                         Dallas, Texas 75201
                                         Attention: Randall M. Kob
                                                    Managing Director

                                         RELIASTAR LIFE INSURANCE
                                         COMPANY

                                         By:   Prudential Private Placement
                                               Investors, L.P. (as
                                               Investment Advisor)

                                         By:   Prudential Private Placement
                                               Investors, Inc. (as its
                                               General Partner)

                                               By:___________________________
                                                    Vice President

                                         Address:
                                         c/o Prudential Capital Group
                                         2200 Ross Avenue, Suite 4200E
                                         Dallas, Texas 75201
                                         Attention: Randall M. Kob
                                                    Managing Director

                                 SOUTHLAND LIFE INSURANCE COMPANY

                                 By: Prudential Private Placement Investors, L.P. (as Investment Advisor)

                                 By:   Prudential Private Placement
                                       Investors, Inc. (as its
                                       General Partner)

                                       By:___________________________
                                          Vice President


                                 Address:
                                 c/o Prudential Capital Group
                                 2200 Ross Avenue, Suite 4200E
                                 Dallas, Texas 75201
                                 Attention: Randall M. Kob
                                            Managing Director

                              CONSENT AND AGREEMENT


                  Each of the undersigned hereby consents to the provisions of the foregoing Agreement and the transactions contemplated thereby and specifically agrees to the provisions of Section 2 of the Agreement (including the provisions regarding the right of setoff). Each of the undersigned agrees to notify each Lender promptly of any payment to, or setoff or obtaining of a secured claim by, the other Lenders contemplated by the foregoing Agreement.

                  Dated:  _______________, 2002.

                                           SCS TRANSPORTATION, INC.



                                           By:__________________________
                                                Title:


                                           SAIA MOTOR FREIGHT LINE, INC.



                                           By:__________________________
                                                Title:


                                           JEVIC TRANSPORTATION, INC.



                                           By:__________________________
                                                Title:

                                                                       EXHIBIT H


                        [FORM OF COMPLIANCE CERTIFICATE]


                             COMPLIANCE CERTIFICATE



                                    [FOR THE FISCAL QUARTER ENDING ______, 20__]
                                               [FOR THE FISCAL YEAR ENDING 20__]


To:      The Prudential Insurance Company of America
         c/o Prudential Capital Group
         2200 Ross Avenue
         Suite 4200E
         Dallas, Texas  75201
         Attention: Brian Lemons
         Fax: (214) 720-6299

         Pursuant to that certain Master Shelf Agreement dated as of September 18, 2002 between SCS Transportation, Inc., a Delaware corporation (the "COMPANY"), and The Prudential Insurance Company of America (as amended, restated, supplemented or otherwise modified from time to time, the "AGREEMENT"; all capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Agreement), the undersigned hereby certifies as follows:

         (1) I am the duly elected, qualified and acting TREASURER of the Company.

         (2) I have reviewed the terms of the Agreement and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and financial condition of the Company and its Subsidiaries, namely [ ]. Based on such review, I have determined that the Company has observed or performed in all material respects all of its covenants and other agreements, and satisfied every condition, contained in the Agreement and the other Note Documents to which it is a party to be observed, performed or satisfied by it on or before the date hereof, and as of the date hereof, no Default or Event of Default has occurred and is continuing [, EXCEPT AS SET FORTH IN PARAGRAPH (3) BELOW].

         [(3) DESCRIBED BELOW (OR IN A SEPARATE SCHEDULE TO THIS CERTIFICATE) ARE THE EXCEPTIONS, IF ANY, TO PARAGRAPH (2), LISTING, IN DETAIL, THE NATURE OF THE CONDITION OR EVENT WHICH CONSTITUTES A DEFAULT OR AN EVENT OF DEFAULT, THE PERIOD DURING WHICH IT HAS EXISTED AND THE ACTION WHICH THE COMPANY HAS TAKEN, IS TAKING, OR PROPOSES TO TAKE WITH RESPECT TO EACH SUCH CONDITION OR EVENT THAT CONSTITUTES A DEFAULT OR AN EVENT OF DEFAULT.]

         [([3][4]) WITH RESPECT TO THE FINANCIAL STATEMENTS REFERRED TO IN CLAUSE (I) OF PARAGRAPH 5A OF THE AGREEMENT, WHICH ARE DELIVERED CONCURRENTLY WITH THE DELIVERY OF THIS CERTIFICATE, THE UNDERSIGNED HEREBY CONFIRMS THAT SUCH FINANCIAL STATEMENTS HAVE BEEN PREPARED IN ACCORDANCE WITH GAAP APPLIED CONSISTENTLY THROUGHOUT THE PERIOD INVOLVED [(EXCEPT AS APPROVED BY THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS OF THE COMPANY AND DISCLOSED THEREIN)]. THE COVENANTS FROM THE AGREEMENT LISTED AND CALCULATED ON ANNEX A ATTACHED HERETO ARE BASED ON SUCH FINANCIAL STATEMENTS.]

         [([3][4]) WITH RESPECT TO THE FINANCIAL STATEMENTS REFERRED TO IN CLAUSE (II) OF PARAGRAPH 5A OF THE AGREEMENT, WHICH ARE DELIVERED CONCURRENTLY WITH THE DELIVERY OF THIS CERTIFICATE, THE UNDERSIGNED HEREBY CONFIRMS THAT SUCH FINANCIAL STATEMENTS, INCLUDING THE RELATED NOTES AND SCHEDULES THERETO, HAVE BEEN PREPARED IN ACCORDANCE WITH GAAP APPLIED CONSISTENTLY THROUGHOUT THE PERIODS INVOLVED [(EXCEPT AS APPROVED BY THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS AND DISCLOSED THEREIN)]. THE COVENANTS FROM THE AGREEMENT LISTED AND CALCULATED ON ANNEX A ATTACHED HERETO ARE BASED ON SUCH FINANCIAL STATEMENTS.]

         ([4][5]) Described below in reasonable detail are the adjustments, if any, necessary to derive the information set forth in Annex A from the financial statements referred to in paragraph ([3][4]) above.

         The foregoing certification, together with the computations set forth in Annex A attached hereto and the financial statements delivered herewith in support hereof, are made and delivered this ___ day of _______, 20__, pursuant to paragraph 5A of the Agreement.


                                      _________________________________________
                                      JIM BELLINGHAUSEN,
                                      Chief Financial Officer, of
                                      SCS Transportation Inc.

                                                                Annex A to
                                                          Compliance Certificate



                              Covenant Calculations



                                                                                            COMPLIANCE
                                                                                            [INDICATE
                                                                                             YES/NO]

1.  Total Indebtedness to EBITDAR (paragraph 6A(1))

    The ratio of

       (i)   Total Indebtedness(2) excluding all letters of credit           ___________

    To

       (ii)   EBITDAR(3) for the four fiscal quarters most recently ended    ___________

    Total Indebtedness to EBITDAR Ratio [1(i) / 1(ii)]                       ___________

    (at any time must not be greater than)                                   2.75 to 1.00

_________________
(2)      See Schedule 1, Item 6 for calculations.
(3)      See Schedule 1, Item 1 for calculations.


                                   Annex A-1

                                                                                                     COMPLIANCE
                                                                                                     [INDICATE
                                                                                                      YES/NO]

2.   Adjusted Total Indebtedness to EBITDAR (paragraph 6A(2))

     The ratio of

        (i)   Adjusted Total Indebtedness(4)                                     ___________

     To

        (ii)   EBITDAR(5) for the four fiscal quarters most recently ended       ___________

     Adjusted Total Indebtedness to EBITDAR Ratio [2(i) / 2(ii)]                 ___________

     (at any time must not be greater than)                                     3.00 to 1.00


_________________
(4)      See Schedule 1, Item 8 for calculations.
(5)      See Schedule 1, Item 1 for calculations.



                                   Annex A-2

                                                                                                      COMPLIANCE
                                                                                                       [INDICATE
                                                                                                        YES/NO]
3.  Interest Coverage Ratio (paragraph 6A(3))

    The ratio of

       (i)   EBIT(6) for the four fiscal quarters most recently ended                ___________

    To

       (ii)   Interest Expense(7) for the four fiscal quarters most recently ended   ___________

    Interest Coverage Ratio [3(i) / 3(ii)]                                           ___________

    (at any time must not be less than)                                             1.75 to 1.00



_________________
(6)      See Schedule 1, Item 5 for calculations.
(7)      See Schedule 1, Item 3 for calculations.

                                   Annex A-3

                                                                                                    COMPLIANCE
                                                                                                     [INDICATE
                                                                                                      YES/NO]
4. Tangible Net Worth (paragraph 6A(4))

   Tangible Net Worth(8)

   (must not be less than the sum of)

   (i)     $113,000,000                                                            $113,000,000
                                                                                   ------------
   (ii)    plus 75% of Net Income(9) for each fiscal quarter  commencing  with the
           ----
            fiscal  quarter  ending  September  30,  2002 in which Net Income is
            positive (with no deduction for losses)                                    $0.00
                                                                                       -----

   (iii) plus 75% of the Net Proceeds(10) from the issuance and sale of equity
         ----
            securities                                                                 $0.00
                                                                                       -----

   Minimum Tangible Net Worth [4(i) + 4(ii) + 4(iii) ]                                 $0.00
                                                                                       -----

_________________
(7)      See Schedule 1, Item 11 for calculations.
(8)      See Schedule 1, Item 2 for calculations.
(9)      See Schedule 1, Item 13 for calculations.

                                                                                                      COMPLIANCE
                                                                                                       [INDICATE
                                                                                                        YES/NO]

5.  Transfer of Assets (paragraph 6C(6))

    (A)   Annual

          (i)     The aggregate  value of any assets  Transferred  in any period of
                  12 consecutive months                                                 $0.00
                                                                                        -----

          (ii)   less the aggregate amount of sales proceeds that are
                 reinvested through the purchase of similar assets within 90 days of the date of sale which are located within the
                 United states and which are not subject to Liens for
                 borrowed money                                                         $0.00
                                                                                        -----


    Outstanding Annual Transferred Assets [5A(i) - 5A(ii) ]                             $0.00
                                                                                        -----

    (must not exceed)

    (iii)    5.0% of                                                                    5.0%
                                                                                        ----

    (iv) Tangible Assets(11)                                                            $0.00
                                                                                        -----

    Maximum Annual Transferred Assets  [5A(iii) * 5A(iv) ]                              $0.00
                                                                                        -----
    (B) Aggregate

    The aggregate value of assets Transferred from the date of Closing that have not been reinvested within 90 days of the date of the sale, located within the United States, and not subject to Liens for borrowed money

    Outstanding Aggregate Transferred Assets                                            $0.00
                                                                                        -----

    (must not exceed)

    (i)   25.0% of                                                                      25.0%


    (ii)   Tangible Assets(12)                                                          $0.00
                                                                                        -----

    Maximum Aggregate Transferred Assets  [5B(i) * 5B(ii) ]                             $0.00
                                                                                        -----



_________________
(11)     See Schedule 1, Item 14 for calculations.
(12)     See Schedule 1, Item 14 for calculations.





                                   Annex A-2

                                                                                                     COMPLIANCE
                                                                                                     [INDICATE
                                                                                                      YES/NO]

6.      Borrowing Base (paragraph 6G)

        The Borrowing Base(13)                                                         $0.00
                                                                                       -----

        (must not be less than)                                                     $30,000,000
                                                                                    -----------





_____________________________________
(13) See Schedule 1, Item 16 for calculations

                                   Annex A-3

                         COVENANT COMPONENT CALCULATIONS


    1.     EBITDAR of the Company and its Subsidiaries for the relevant period shall mean


              (i)   Net Income(14) for such period                                             $0.00
                                                                                               -----

             (ii)   plus, to the extent deducted in the determination of such Net Income,

                    (a)   all  provisions  for  federal,  state and other  income  tax of the  $0.00
                          Company and its Subsidiaries,                                        -----

                    (b)   Interest Expense(15),                                                $0.00
                                                                                               -----

                    (c)   provisions for depreciation and amortization, and                    $0.00
                                                                                               -----

                    (d)   Rental Expense(16)                                                   $0.00
                                                                                               -----
              (iii) less, (a) any gains or losses resulting from the sale, conversion or other disposition of capital assets (i.e., assets other than current assets), (b) any gains resulting from the write-up of assets, (c) any earnings of any Person acquired by the Company or any Subsidiary through purchase, merger or consolidation or otherwise for any period prior to the date of acquisition, (d) any deferred credit representing the excess of equity in any such Subsidiary at the date of acquisition over the cost of the investment in such Subsidiary, (e) any gains or losses from the acquisition of securities or the retirement or extinguishment of
                    Indebtedness, (f) any gains on collections from the proceeds of insurance policies or settlements, (g) any restoration to income of any
                    Contingency Reserve, except to the extent that provision for such reserve was made out of income accrued during such period, (h) any income or gain during such period from any discontinued operations or the disposition thereof, from any extraordinary items or from any prior period adjustments, and (i) any equity of the Company or any Subsidiary in the undistributed earnings (but not losses) of any corporation or other entity which is not a Subsidiary of the Company, which in the aggregate will be deducted only to the extent they are positive,
                    adjusted for minority interests in Subsidiaries.                           $0.00
                                                                                               -----
           (IV)     EBITDAR [(I) + (II)(A) + (II)(B) + (II)(C) + (II)(D) - (III)]
                                                                                               $0.00
                                                                                               =====






________________________
(14)     See Item 2 of this Schedule for calculations.
(15)     See Item 3 of this Schedule for calculations.
(16)     See Item 4 of this Schedule for calculations.



                                   Annex A-4

    2. NET INCOME, shall mean, for any computation period, with respect to the Company on a consolidated basis with its Subsidiaries (other than any Subsidiary which is restricted from declaring or paying dividends or otherwise advancing funds to its parent whether by contract or otherwise), cumulative net income earned during such period as determined in accordance with GAAP.

           NET INCOME                                                                          $0.00
                                                                                                ====

    3.     INTEREST EXPENSE, shall mean, with respect to any period, the sum
           (without duplication) of:

              (i)   all interest and prepayment charges in respect of
                    Indebtedness of such person and its subsidiaries (including imputed interest in respect of Capitalized Lease
                    Obligations(17) and net costs of Swaps) deducted in
                    determining Net Income of such person and its subsidiaries
                    for such period                                                            $0.00
                                                                                               -----

              (ii)   plus, all interest capitalized or deferred during such
                     period and not deducted in determining Net Income for such
                     period                                                                    $0.00
                                                                                               -----

              (iii)  plus, all debt discount and expense amortized or required to be amortized in the determination of Net Income for such
                     period                                                                    $0.00
                                                                                               -----

              (IV)   INTEREST EXPENSE [(I) + (II) + (III)]                                     $0.00
                                                                                               =====

    4. RENTAL EXPENSE, the aggregate amount of all payments for rent or additional rent (including all payments for taxes and insurance made directly to the lessor, but excluding payments for maintenance, repairs, alterations, construction, demolition and the like) for which the Company or Subsidiaries are directly or indirectly liable
           (as lessee or as guarantor or other surety) under all Operating
           Leases in effect at any time during such period

           RENTAL EXPENSE                                                                      $0.00
                                                                                                ====

    5.     EBIT, shall mean,

              (i)     EBITDAR(18)                                                              $0.00
                                                                                               -----

              (ii)    less provisions for depreciation and amortization, and                   $0.00
                                                                                               -----

              (iii)   less Rental Expense(19)                                                  $0.00
                                                                                               -----

              (III)   EBIT [(I) - (II) - (III)]                                                $0.00
                                                                                                ====

    6. TOTAL INDEBTEDNESS, the consolidated Indebtedness(20) of the Company and its Subsidiaries




________________________
(17)     See Item 9 of this Schedule for calculations
(18)     See Item 1 of this Schedule for calculations
(19)     See Item 4 of this Schedule for calculations
(20)     See Item 7 of this Schedule for calculations.


                                   Annex A-5

              TOTAL INDEBTEDNESS                                                               $0.00
                                                                                                ====

    7.     INDEBTEDNESS,  shall mean, with respect to any Person and without duplication, the sum of

              (i) liabilities for borrowed money, including those evidenced by notes, bonds, debentures and similar instruments, and its redemption obligations in respect of mandatorily Preferred
                      Stock, $0.00

              (ii)    liabilities for the deferred purchase price of property
                      acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all
                      liabilities created or arising under any conditional sale or other title retention agreement with respect to any such
                      property),                                                               $0.00
                                                                                               -----

              (iii)   all its Capitalized Lease Obligations(21)                                $0.00
                                                                                               -----

              (iv) plus, all indebtedness secured by any Lien with respect to any property owned by such Person, whether or not the indebtedness secured thereby shall have been assumed, $0.00

              (v)     plus, Swaps                                                              $0.00
                                                                                               -----

              (vi)    plus, unfunded pension liabilities                                       $0.00
                                                                                               -----

              (vii) plus, the outstanding balance of the purchase price of uncollected accounts receivable of such Person subject at such time to a sale of receivables or other similar transaction, regardless of whether such transaction is effected without recourse to such Person or in a manner which would not be reflected on the balance sheet of such Person in $0.00 accordance with GAAP

              (viii)  plus obligations under letters of credit                                 $0.00
                                                                                               -----

              (ix)    plus obligations under acceptance facilities                             $0.00
                                                                                               -----

              (x)     plus the present value of Rental Obligations(22) discounted at
                      an annual rate of 10% per annum, and                                     $0.00
                                                                                               -----

              (xi) plus all Guarantees with respect to liabilities of a type described in $0.00 any of clause (i) through (vii), (ix) and
                      (x) hereof.

              (XII)   INDEBTEDNESS  [(i) + (ii) + (iii) + (IV) + (V) + (VI) + (VII) +  (VIII)
                      + (IX) + (X) + (XI)]                                                    $0.00
                                                                                              =====




__________________________
(21)     See Item 9 of this Schedule for calculations
(22)     See Item 10 of this Schedule for calculations



                                   Annex A-6

    8.     ADJUSTED TOTAL INDEBTEDNESS,

              (i)   Total Indebtedness                                                         $0.00
                                                                                               -----

              (ii) less letters of credit other than the aggregate face amount of all $0.00 letters of credit issued and outstanding under the Credit Agreement

              (III) ADJUSTED TOTAL INDEBTEDNESS [(I) + (II)]                                   $0.00
                                                                                               =====

    9. CAPITALIZED LEASE OBLIGATIONS shall mean any rental obligation which, under GAAP, is or will be required to be capitalized on the books of the Company or any Subsidiary, taken at the amount thereof accounted for as indebtedness (net of interest expense) in accordance with such principles.

           CAPITALIZED LEASE OBLIGATIONS                                                       $0.00
                                                                                               =====

   10. RENTAL OBLIGATIONS, the aggregate amount of all payments for rent or additional rent (including all payments for taxes and insurance made directly to the lessor, but excluding payments for maintenance, repairs, alterations, construction, demolition and the like) for which the Company or Subsidiaries are directly or indirectly liable
           (as lessee or as guarantor or other surety) under all Operating
           Leases in effect at such period end that are not cancelable.

           RENTAL OBLIGATIONS                                                                  $0.00
                                                                                               =====




                                   Annex A-7

    11. TANGIBLE NET WORTH shall mean, on any date as of which the amount thereof is to be determined, an amount equal to

              (i)   Net Worth(23)                                                              $0.00
                                                                                               -----

              (ii)  minus, the net book amount of all intangible items,
                    including, without limitation, goodwill, licenses,
                    organizational expense, unamortized debt discount and
                    expense carried as an asset, all reserves and any write-up
                    in the book value of assets,                                               $0.00
                                                                                               -----

              (iii) minus, the net book amount of all reserves for depreciation and other asset valuation reserves (but excluding reserves for federal, state, and other income taxes) net of
                    accumulated amortization,                                                  $0.00
                                                                                               -----

              (IV)  TANGIBLE NET WORTH [(I) - (II) - (III)]                                    $0.00
                                                                                               =====

    12. NET WORTH, shall mean, as at the time of determination thereof, the consolidated stockholders' equity of the Company and its Subsidiaries

           NET WORTH                                                                           $0.00
                                                                                               =====

   13. NET PROCEEDS shall mean the cash proceeds, net of all underwriters' discounts and commissions, and other marketing and selling expenses, from the sale or issuance of:

              (i)     equity securities, or                                                    $0.00
                                                                                               -----

              (ii)    other properties or assets                                               $0.00
                                                                                               -----

              (III)   NET PROCEEDS [(I) + (II)]                                                $0.00
                                                                                               =====

   14. TANGIBLE ASSETS shall mean the consolidated assets of the Company and its Subsidiaries less, without duplication, (i) intangible assets including, without limitation, goodwill, licenses, organizational expense, unamortized debt discount and expense carried as an asset, all reserves and any write-up in the book value of assets and (ii) all reserves for depreciation and other asset valuation reserves (but excluding reserves for federal, state and other income taxes).

           TANGIBLE ASSETS                                                                     $0.00
                                                                                               =====

    15.    BORROWING BASE shall have the meaning specified in the Credit
           Agreement.


           BORROWING BASE                                                                      $0.00
                                                                                               =====


_______________________
(23)     See Item 12 of this Schedule for calculations.



                                   Annex A-8

BAKER BOTTS LLC                         2                     September 23, 2002



10. preparation of initial drafts, subsequent revisions and execution counterparts of the Intercreditor and Collateral Agency Agreement;

11. preparation of initial drafts, subsequent revisions and execution counterparts of the Parent Pledge Agreement;

12. preparation of initial drafts, subsequent revisions and execution counterparts of the Company/Subsidiaries Pledge Agreement;

13. preparation of initial drafts, subsequent revisions and execution counterparts of the Security Agreement;

14. preparation of initial drafts, subsequent revisions and execution counterparts of the Subordination Agreement;

15. preparation of initial drafts, subsequent revisions and execution counterparts of various other closing documents;

16. review of, and furnishing comments upon, various closing documents prepared by counsel for the Company; discussion of same with representatives of Prudential and representatives of/counsel for the Company;

17. telephone conversations and correspondence in connection with the foregoing; and

18. preparation for and attendance at closing of transaction in offices of Baker Botts L.L.P. in Dallas, Texas.

BAKER BOTTS LLP                         3                     September 23, 2002



FEE (July 15, 2002 through September 22, 2002 and through closing) ... $182,000.00

EXPENSES (July 15, 2002 through September 22, 2002):

           Photocopying service ......................................     $163.35
           Facsimile (Local) .........................................       93.35
           Delivery service ..........................................      294.49
           Telephone calls............................................       19.66
           Computer research services.................................      111.40
                                                                       -----------
           TOTAL......................................................     $682.25

ESTIMATED UNBILLED FEES
(September 23, 2002 through post-closing)............................. $ 10,000.00
ESTIMATED UNBILLED EXPENSES
(September 23,2002 through post-closing).............................. $  5,000.00
TOTAL FEE AND EXPENSES
(July 15, 2002 through post-closing) ................................. $197,682.25